Exhibit 10.1

Execution Version

CREDIT AGREEMENT AND GUARANTY

dated as of March 17, 2022 by and among

IMPEL NEUROPHARMA, INC.,

as the Borrower,

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTY HERETO,

as the Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO

as the Lenders, and

OAKTREE FUND ADMINISTRATION, LLC,

as the Administrative Agent

U.S. $50,000,000

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TABLE OF CONTENTS

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SECTION 1. DEFINITIONS 1

1.01
Certain Defined Terms 1
1.02
Accounting Terms and Principles 34
1.03
Interpretation 34
1.04
Division 36

SECTION 2. THE COMMITMENT AND THE LOANS 36

1.01
Loans 36
1.02
Borrowing Procedures 36
1.03
Funding of Borrowings 36
1.04
Notes 37
1.05
Use of Proceeds 37

SECTION 3. PAYMENTS OF PRINCIPAL AND INTEREST, ETC. 37

1.01
Scheduled Repayments and Prepayments Generally; Application 37
1.02
Interest 37
1.03
Prepayments 38
1.04
Commitment Termination 40
1.05
Exit Fee 40

SECTION 4. PAYMENTS, ETC. 40

1.01
Payments 40
1.02
Computations 41
1.03
Set-Off 41

SECTION 5. YIELD PROTECTION, TAXES, ETC. 42

1.01
Additional Costs 42
1.02
Illegality 44
1.03
Taxes 44
1.04
Mitigation Obligations 48
1.05
Inability to Determine Rates 48
1.06
Survival 50

SECTION 6. CONDITIONS 50

6.01 Conditions to Closing 50

-i-

SECTION 7. REPRESENTATIONS AND WARRANTIES 53

1.01
Power and Authority 53

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1.02
Authorization; Enforceability 54
1.03
Governmental and Other Approvals; No Conflicts 54
1.04
Financial Statements; Material Adverse Change 54
1.05
Properties 55
1.06
No Actions or Proceedings 57
1.07
Compliance with Laws and Agreements 58
1.08
Taxes 58
1.09
Full Disclosure 59
1.10
Investment Company Act and Margin Stock Regulation 59
1.11
Solvency 59
1.12
Subsidiaries 59
1.13
Indebtedness and Liens 59
1.14
Material Agreements 60
1.15
Restrictive Agreements 60
1.16
Real Property 60
1.17
Pension Matters 60
1.18
Regulatory Approvals 60
1.19
Transactions with Affiliates 62
1.20
OFAC; Anti-Terrorism Laws 62
1.21
Anti-Corruption 62
1.22
Priority of Obligations 63
1.23
Royalty and Other Payments 63
1.24
Non-Competes 63
1.25
Security Interest 63
1.26
Data Privacy 63

SECTION 8. AFFIRMATIVE COVENANTS 63

1.01
Financial Statements and Other Information 63
1.02
Notices of Material Events 66
1.03
Existence 68
1.04
Payment of Obligations 68
1.05
Insurance 68

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1.06
Books and Records; Inspection Rights 69
1.07
Compliance with Laws and Other Obligations 69

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1.08
Maintenance of Properties, Etc. 69
1.09
Licenses 70
1.10
Use of Proceeds 70
1.11
Certain Obligations Respecting Subsidiaries; Further Assurances 70
1.12
Termination of Non-Permitted Liens 72
1.13
Board Materials 72
1.14
[Reserved] 73
1.15
Maintenance of Regulatory Approvals, Contracts, Intellectual Property,

Etc 73

1.16
ERISA Compliance 74
1.17
Cash Management 74
1.18
Post-Closing Obligations 74

SECTION 9. NEGATIVE COVENANTS 75

1.01
Indebtedness 75
1.02
Liens 77
1.03
Fundamental Changes and Acquisitions 79
1.04
Lines of Business 80
1.05
Investments 80
1.06
Restricted Payments 82
1.07
Payments of Indebtedness 83
1.08
Change in Fiscal Year 83
1.09
Sales of Assets, Etc 84
1.10
Transactions with Affiliates 85
1.11
Restrictive Agreements 86
1.12
Modifications and Terminations of Material Agreements and Organic

Documents 86

1.13
Outbound Licenses 87
1.14
Sales and Leasebacks 87
1.15
Hazardous Material 87
1.16
Accounting Changes 87
1.17
Compliance with ERISA 87
1.18
Sanctions; Anti-Corruption Use of Proceeds 87

SECTION 10. FINANCIAL COVENANTS 88

10.01 Minimum Liquidity 88

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SECTION 11. EVENTS OF DEFAULT 88

1.01
Events of Default 88
1.02
Remedies 92
1.03
Additional Remedies 92
1.04
[Reserved] 93
1.05
Payment of Prepayment Fee and Exit Fee 93

SECTION 12. THE ADMINISTRATIVE AGENT 94

1.01
Appointment and Duties 94
1.02
Binding Effect 95
1.03
Use of Discretion 96
1.04
Delegation of Rights and Duties 96
1.05
Reliance and Liability 96
1.06
Administrative Agent Individually 98
1.07
Lender Credit Decision 98
1.08
Expenses; Indemnities 98
1.09
Resignation of the Administrative Agent 99
1.10
Release of Collateral or Guarantors 100
1.11
Additional Secured Parties 101
1.12
Agent May File Proofs of Claim 101
1.13
Acknowledgements of Lenders 102

SECTION 13. GUARANTY 104

1.01
The Guaranty 104
1.02
Obligations Unconditional 105
1.03
Discharge Only Upon Payment in Full 107
1.04
Additional Waivers; General Waivers 107
1.05
Reinstatement 108
1.06
Subrogation 109
1.07
Remedies 109
1.08
Instrument for the Payment of Money 109
1.09
Continuing Guarantee 109
1.10
Contribution with Respect to Guaranteed Obligations 109
1.11
General Limitation on Guarantee Obligations 110

SECTION 14. MISCELLANEOUS 111

1.01
No Waiver 111

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1.02
Notices 111
1.03
Expenses, Indemnification, Etc. 111
1.04
Amendments, Etc. 113
1.05
Successors and Assigns 113
1.06
Survival 116
1.07
Captions 117
1.08
Counterparts, Effectiveness 117
1.09
Governing Law 117
1.10
Jurisdiction, Service of Process and Venue 117
1.11
Waiver of Jury Trial 118
1.12
Waiver of Immunity 118
1.13
Entire Agreement 118
1.14
Severability 118
1.15
No Fiduciary Relationship 118
1.16
Confidentiality 118
1.17
Interest Rate Limitation 119
1.18
Judgment Currency 119
1.19
USA PATRIOT Act 120
1.20
Acknowledgement and Consent to Bail-In of Affected Financial Institutions 120

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SCHEDULES AND EXHIBITS

Schedule 1 - Loans Schedule

Schedule 2 - Products

Schedule 7.05(b) - Certain Intellectual Property Schedule 7.08 - Taxes

Schedule 7.12 - Information Regarding Subsidiaries Schedule 7.13(a) - Existing Indebtedness

Schedule 7.13(b) - Existing Liens Schedule 7.14 Material Agreements Schedule 7.15 - Restrictive Agreements

Schedule 7.16 - Real Property Owned or Leased by Obligors Schedule 7.17 - Pension Matters

Schedule 7.18(c) - Adverse Findings

Schedule 7.19 - Transactions with Affiliates Schedule 7.23 - Royalties and Other Payments Schedule 9.05 - Existing Investments Schedule 9.09 - Sale of Assets

Exhibit A - Form of Note

Exhibit B - Form of Borrowing Notice

Exhibit C - Form of Guarantee Assumption Agreement

Exhibit D-1 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders

That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-2 - Form of U.S. Tax Compliance Certificate (For Foreign Participants

That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-3 - Form of U.S. Tax Compliance Certificate (For Foreign Participants

That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-4 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders

That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit E - Form of Compliance Certificate Exhibit F - Form of Assignment and Assumption Exhibit G - Form of Landlord Consent

Exhibit H - [Reserved]

Exhibit I - Form of Intercompany Subordination Agreement Exhibit J - [Reserved]

Exhibit K - Form of Solvency Certificate

Exhibit L - Form of Funding Date Certificate

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CREDIT AGREEMENT AND GUARANTY

CREDIT AGREEMENT AND GUARANTY, dated as of March 17, 2022 (this “Agreement”), among IMPEL NEUROPHARMA, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time hereunder (each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders provide a first-lien term loan facility to the Borrower in an aggregate principal amount of $50,000,000 to be extended on the Closing Date; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth herein, to provide such senior secured term loan facility.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.01
Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“Account Control Agreement Completion Date” has the meaning set forth in Section 8.19(a).

“Acquisition” means any transaction, or any series of related transactions, by which any Person (for purposes of this definition, an “acquirer”) directly or indirectly, by means of amalgamation, merger, purchase of assets, purchase of Equity Interests, or otherwise, (i) acquires all or substantially all of the assets of any other Person, (ii) acquires an entire business line or unit or division of any other Person, (iii) with respect to any other Person that is managed or governed by a Board, acquires control of Equity Interests of such other Person representing more than fifty percent (50%) of the ordinary voting power (determined on a fully-diluted basis) for the election of directors of such Person’s Board, or (iv) acquires control of more than fifty percent (50%) of the Equity Interests in any other Person (determined on a fully-diluted basis) that is not managed by a Board.

“Administrative Agent” has the meaning set forth in the preamble hereto.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

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“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the preamble hereto. “Allocable Amount” has the meaning set forth in Section 13.10(b).

“ANDA” means (i) (x) an abbreviated new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including, without limitation, (i) the Money Laundering Control Act of 1986 (e.g., 18 U.S.C. §§ 1956 and 1957), (ii) the Bank Secrecy Act of 1970 (e.g., 31 U.S.C. §§ 5311 – 5330), as amended by the Patriot Act, (iii) the laws, regulations and Executive Orders administered by the United

States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (iv) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (v) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (vi) any similar laws enacted in the United States, European Union or any other jurisdictions in which the parties to this agreement operate, and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war.

“Applicable Rate” means a percentage equal to 8.75%; provided that if trailing twelve- month Net Sales of Trudhesa is at least $125,000,000 the Applicable Rate shall be a percentage equal to 8.00% starting the first full Interest Period after the Borrower delivers written certification to the Administrative Agent as to such Net Sales threshold being met with reasonable back-up evidence.

“Arm’s Length Transaction” means, with respect to any transaction, the terms of such transaction shall not be less favorable to the Borrower or any of its Subsidiaries than commercially reasonable terms that would be obtained in a transaction with a Person that is an unrelated third party.

“Asset Sale” has the meaning set forth in Section 9.09.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee of such Lender substantially in the form of Exhibit F, or such other form as agreed by the Administrative Agent.

“Australian Subsidiary” means Impel NeuroPharma Australia PTY Ltd., a private company formed under the laws of the Commonwealth of Australia, and a wholly-owned subsidiary of Borrower.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.” “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“BLA” means (i) (x) a biologics license application (as defined in the FD&C Act) to introduce, or deliver for introduction, a biologic product, including vaccines into commerce in the U.S., or any successor application or procedure and (y) any similar application or functional equivalent relating to biologics licensing applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Board” means, with respect to any Person, the board of directors or equivalent management or oversight body of such Person or any committee thereof authorized to act on behalf of such board (or equivalent body).

“Borrower” has the meaning set forth in the preamble hereto. “Borrower Party” has the meaning set forth in Section 14.03(b). “Borrowing” means the borrowing of the Loans on the Closing Date.

“Borrowing Notice” means a written notice substantially in the form of Exhibit B.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized or required by law to remain closed in New York City.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real

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and/or personal property, the amount of the liability in respect thereof that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, subject to Section 1.02.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of the Borrower or any of its Subsidiaries in excess of $2,000,000.

“CFC” means a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” means any Domestic Subsidiary that owns no material assets (directly or indirectly) other than Equity Interests and debt of one or more CFCs or Domestic Subsidiaries that are themselves CFC Holding Companies.

“Change of Control” means an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act, but excluding any of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such Plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Borrower entitled to vote for members of the Board of the Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any option right); or (ii) as a result of which, during any period of twelve (12) consecutive months, a majority of the members of the Board of the Borrower cease to be composed of individuals (x) who were members of such Board on the first day of such period, (y) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved by individuals referred to in clause (x) above constituting at the time of such election, appointment or nomination at least a majority of such Board or equivalent governing body or (z) who were elected, appointed or nominated to such Board, or whose election, appointment or nomination to such Board was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election, appointment or nomination at least a majority of such Board; (iii) that results in the sale of all or substantially all of the assets or businesses of the Borrower and its Subsidiaries, taken as a whole; or (iv) except to the extent permitted by this Agreement, that results in the Borrower’s failure to own, directly or indirectly, beneficially and of record, one- hundred percent (100%) of all issued and outstanding Equity Interests of each Subsidiary Guarantor.

“Claims” means (and includes) any claim, demand, complaint, grievance, action, application, suit, cause of action, order, charge, indictment, prosecution, judgement or other similar process duly asserted and of which the required notice has been given in accordance with Law, whether in respect of assessments or reassessments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel, and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing.

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“Closing Date” means the date on which the conditions precedent specified in

Section 6.01 are satisfied (or waived in accordance with Section 14.04) and on which the Loans are to be made to the Borrower.

“Closing Date Payoff” means the repayment in full and termination of the Refinanced Facility and the release and termination of all Liens and Guarantees thereunder.

“CME” means CME Group Benchmark Administration Limited.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means any real, personal and mixed property (including Equity Interests), whether tangible or intangible, in which Liens are granted or purported to be granted to the Administrative Agent as security for the Obligations under any Loan Document on or after the Closing Date, including future acquired, developed or created assets or property (or collectively, all such real, personal and mixed property, as the context may require); provided, “Collateral” shall not include Equity Interests of any Subsidiary representing, in the aggregate, more than sixty-five percent (65%) of the Equity Interests of any CFC or CFC Holding Company.

“Commercialization” means any and all activities with respect to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement and any other exploitation or commercialization of Trudhesa in the United States after Regulatory Approval for Trudhesa has been obtained, which shall include, as applicable, seeking and negotiating pricing and reimbursement approvals for Trudhesa in the United States, post- marketing approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling Trudhesa, importing, exporting or transporting Trudhesa for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” means to engage in Commercialization.

“Commitment” means, with respect to each Lender, the obligation of such Lender to make Loans to the Borrower on the Closing Date in accordance with the terms and conditions of this Agreement, which commitment is in the amount set forth opposite such Lender’s name on Schedule 1 under the caption “Commitment”, as such Schedule may be amended from time to time pursuant to an Assignment and Assumption or otherwise. The aggregate amount of Commitments on the date of this Agreement equals $50,000,000.

“Company Competitor” means (i) any competitor of the Borrower or any of its Subsidiaries primarily operating in the same line of business as the Borrower or any of its Subsidiaries and (ii) any of such competitor’s Affiliates (other than any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course) that are either (x) clearly identifiable as an Affiliate of any such competitor on the basis of such Person’s name or (y) identified by name in writing by the Borrower to the Administrative Agent from time to time.

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“Compliance Certificate” has the meaning set forth in Section 8.01(c).

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“Conforming Changes” means, with respect to the use, administration of or any conventions associated with Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise).

“Control” means, in respect of a particular Person, the possession by one or more other Persons, directly or indirectly, of the power to direct or cause the direction of the management or policies of such particular Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” has the meaning set forth in Section 8.17(a).

“Copyright” means published and unpublished works of authorship whether or not copyrightable, including (i) software, including all source code, object code, firmware, development tools, files, records and data, and all media on which any of the foregoing is recorded; (ii) databases, data compilations, data collections, and data, including in personally identifiable information and clinical trial data and all aggregated data, rights in databases, data compilations, data collections, and data, including in personally identifiable information and clinical trial data and all aggregated data, development tools, diagrams, formulae, methods, network configurations and architectures, processes, specifications, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries); (iii) website and mobile content; and (iv) other compilations of information, in each case, whether or not registered, and any and all copyrights in and to the foregoing, together with all common law rights and moral rights therein, and all copyrights, copyright registrations and applications for copyright registrations, including all

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renewals, extensions, restorations, derivative works and reversions thereof and all common law rights, moral rights and other rights whatsoever accruing thereunder or pertaining thereto throughout the world.

“Credit Spread Adjustment” means 0.1500% per annum.

“Daily Simple SOFR” means with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.02(b).

“Deferred Acquisition Consideration” means any purchase price adjustments, royalty, earn-out, milestone payments, contingent or other deferred payment payments of a similar nature (including any non-compete payments and consulting payments) made in connection with any Permitted Acquisition or other acquisition or investment permitted under this Agreement.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of country- or territory-wide Sanctions.

“Development” means, with respect to Trudhesa, any internal or external research or development activities, and any internal or external regulatory activities related to obtaining and maintaining Regulatory Approval for Trudhesa, including development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct clinical trials and conduct of clinical trials and preparation and submission of data from such trials to obtain, support, or maintain Regulatory Approval of Trudhesa and including activities directed toward the clinical manufacture and manufacturing process development for Trudhesa. “Develop,” “Developing,” and “Developed” will be construed accordingly.

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition

(i)
matures or is mandatorily redeemable or requires such Person to use efforts to redeem such Equity Interests (in each case, other than solely for Qualified Equity Interests and cash in lieu of fractional shares), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and cash in lieu of fractional shares), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash (other than the payment of cash in lieu of fractional shares) or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one

(91) days after the Maturity Date.

“Division” has the meaning set forth in Section 1.04.

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“Dollars” and “$” means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is a corporation, limited liability company, partnership or similar business entity incorporated, formed or organized under the laws of the United States, any state of the United States or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Transferee” means and includes (i) any commercial bank, (ii) any insurance company, (iii) any finance company, (iv) any financial institution, (v) any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course, (vi) with respect to any Lender, any of its Affiliates or such Lender’s or Affiliate’s managed funds or accounts, and (vii) any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided that, an Eligible Transferee shall not include (x) any Company Competitor, or (y) any Person that primarily invests in distressed debt or other distressed financial assets.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, information request, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of, or liability relating to, any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment, arising out of a violation of Environmental Law or any Hazardous Materials Activity.

“Environmental Law” means all laws (including common law and any federal, state, provincial or local governmental law), rule, regulation, order, writ, judgment, notice, requirement, binding agreement, injunction or decree, whether U.S. or non-U.S., relating in any way to (i) environmental matters, including those relating to any Hazardous Materials Activity;

(ii)
the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) to the extent related to Hazardous Materials Activity, occupational safety and health, industrial

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hygiene, land use, natural resources or the protection of human, plant or animal health or welfare, in any manner applicable to the Borrower or any of its Subsidiaries or any Facility.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Obligor or any of its Subsidiaries directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, presence, emission, discharge, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person (for purposes of this defined term, an “issuer”), all shares of, interests or participations in, or other equivalents in respect of such issuer’s capital stock, including all membership interests, partnership interests or equivalent, , whether now outstanding or issued after the Closing Date, and in each case, however designated and whether voting or non-voting. Notwithstanding the foregoing, in no event shall any Indebtedness convertible or exchangeable into Equity Interests constitute “Equity Interests” hereunder.

“Equivalent Amount” means, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of

Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer

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Plan;

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(vi)
the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA;
(vii)
the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan;

(xii) the occurrence of a non-exempt prohibited transaction under Section 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including

Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor.

“ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Erroneous Payment” has the meaning set forth in Section 12.13(a). “Erroneous Payment Deficiency Assignment” has the meaning set forth in

Section 12.13(d).

“Erroneous Payment Impacted Loans” has the meaning set forth in Section 12.13(d).

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“Erroneous Payment Return Deficiency” has the meaning set forth in Section 12.13(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning set forth in Section 11.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Rate” means, as of any date, the rate at which any currency may be exchanged into another currency, as set forth on the relevant Reuters screen at or about 11:00

a.m. (Eastern time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably designated by the Administrative Agent.

“Excluded Accounts” means (i) deposit accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit payments to or for the benefit of any Obligor’s employees, (ii) zero balance accounts that are swept no less frequently than weekly to a Controlled Account, (iii) accounts (including trust accounts) used exclusively for bona fide escrow purposes, insurance or fiduciary purposes, (iv) cash collateral for Permitted Liens to the extent permitted pursuant to Section 9.02(e), (k) and (r) , any other deposit accounts established after the Closing Date only for so long as the amounts of deposit therein do not exceed $500,000 in the aggregate, and (v) the account maintained by Australian Subsidiary with Westpac Bank as identified in the Information Certificate, so long as the balance in such account does not exceed

$500,000 at any time.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (x) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivisions thereof) or (y) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (1) such Lender acquires such interest in the Loan or Commitment or (2) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 5.03(f), and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Exit Fee” has the meaning set forth in Section 3.05.

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“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by any Obligor or any of its Subsidiaries.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act of 1938, 21 U.S.C. §§ 301 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration and any successor entity. “Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal

Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letter” means the Fee Letter, dated as of the date of this Agreement, among the Borrower, the Lenders and the Administrative Agent.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Funding Date Certificate” means a certificate substantially in the form of Exhibit L. “GAAP” means generally accepted accounting principles in the United States of

America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. All references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements delivered pursuant to Section 6.01(f)(i).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance or exemption that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing.

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“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of any country, in each case whether U.S. or non-U.S.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,

(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit C by an entity that, pursuant to Section 8.11(a), is required to become a “Subsidiary Guarantor.”

“Guaranteed Obligations” has the meaning set forth in Section 13.01. “Guarantor Payment” has the meaning set forth in Section 13.10(a).

“Guaranty” means the Guaranty made by the Subsidiary Guarantors under Section 13 in favor of the Secured Parties (including any Guaranty assumed by an entity that is required to become a “Subsidiary Guarantor” pursuant to a Guarantee Assumption Agreement).

“Hazardous Material” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could reasonably be expected to pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, release, threatened release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, recycling, disposition or handling of any Hazardous Materials, and any investigation, monitoring, corrective action or response action with respect to any of the foregoing.

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“Healthcare Laws” means, collectively, all Laws and Product Authorizations applicable to the business, any Product or the Product Commercialization and Development Activities of any Obligor, whether U.S. or non-U.S., regulating the distribution, dispensing, importation, exportation, quality, manufacturing, labeling, promotion and provision of and payment for drugs, medical or healthcare products, items and services, including, without limitation, 45 C.F.R. et seq. (“HIPAA”); Section 1128B(b) of the Social Security Act, as amended; 42 U.S.C. § 1320a- 7b (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute”; § 1877 of the Social Security Act, as amended; 42

U.S.C. § 1395nn (Limitation on Certain Physician Referrals), commonly referred to as “Stark Statute”; the FD&C Act; all applicable Good Manufacturing Practice requirements addressed in the FDA’s Quality System Regulation (21 C.F.R. Part 820); all rules, regulations and guidance with respect to the provision of Medicare and Medicaid programs or services (42 C.F.R. Chapter IV et seq.); 10 U.S.C. §§1071 – 1110(b); 5 U.S.C. §§ 8901 – 8914; the PDMA; and all rules, regulations and guidance promulgated under or pursuant to any of the foregoing, including any non-U.S. equivalents.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedging Agreement.

“HIPAA” has the meaning set forth in “Healthcare Laws”.

“Immaterial Subsidiary” means any Subsidiary of the Borrower that (i) individually constitutes or holds less than five percent (5%) of the Borrower’s consolidated total assets and generates less than five percent (5%) of the Borrower’s consolidated total revenue, and (ii) when taken together with all then existing Immaterial Subsidiaries, such Subsidiary and such Immaterial Subsidiaries, in the aggregate, would constitute or hold less than five percent (5%) of the Borrower’s consolidated total assets and generate less than five percent (5%) of the Borrower’s consolidated total revenue, in each case as pursuant to the most recent fiscal period for which financial statements were required to have been delivered pursuant to Section 8.01(a) or (b). If at any time the aggregate amount of the Borrower’s consolidated total assets or consolidated total revenue attributable to Immaterial Subsidiaries exceeds five percent (5%) of the Borrower’s consolidated total assets or consolidated total revenue, the Borrower shall promptly (and in any event within forty five (45) days of becoming aware of such excess) designate sufficient Subsidiaries as ceasing to constitute “Immaterial Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall be required to become Guarantors in accordance with Section 8.11(a). If at any time any Subsidiary designated as an Immaterial Subsidiary individually constitutes or holds five percent (5%) or more of the Borrower’s consolidated total assets or generates five percent (5%) or more of the Borrower’s consolidated total revenue, such Subsidiary shall cease to constitute an Immaterial Subsidiary and the Borrower shall promptly (and in any event within forty five (45) days of becoming aware thereof) cause such Subsidiary to become a Guarantor in accordance with Section 8.11(a).

“IND” means (i) (x) an investigational new drug application (as defined in the FD&C Act) that is required to be filed with the FDA before beginning clinical testing in human

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subjects,

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or any successor application or procedure and (y) any similar application or functional equivalent relating to any investigational new drug application applicable to or required by any non-U.S. Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to the foregoing.

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (excluding interest penalties for late payments under commercial contracts entered into in the Ordinary Course and, for the avoidance of doubt, which commercial contracts do not relate to obligations for borrowed money or purchase money indebtedness), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding deferred compensation and accounts payable incurred in the ordinary course of business and not overdue by more than ninety (90) days or otherwise being disputed in good faith), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xii) all obligations under any earn-out and guaranteed minimum milestone and other payments of such Person under any license or other agreements (but excluding any payments based on sales under any such license or other agreement), (xiii) any Disqualified Equity Interests of such Person, (xiv) any off-balance sheet liability and (xiv) all other obligations required to be classified as indebtedness of such Person under GAAP; provided that, notwithstanding the foregoing, Indebtedness shall not include accrued expenses, deferred rent, deferred taxes, deferred compensation or customary obligations under employment agreements, in each case, that are not overdue by more than forty-ninety (90) days. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 14.03(b).

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Information Certificate” means the Information Certificate delivered pursuant to

Section 6.01(c).

“INP 105” means the pharmaceutical product that is being Developed by the Borrower, its Affiliates or its licensees comprising an upper nasal formulation of olanzapine administered

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using Borrower’s precision olfactory delivery technology for the treatment of agitation and aggression associated with autism spectrum disorder.

“INP 107” means the pharmaceutical product that is being Developed by the Borrower, its Affiliates or its licensees comprising an upper nasal formulation of carbidopa/levodopa administered using Borrower’s precision olfactory delivery technology for the treatment of OFF episodes in Parkinson’s Disease.

“Insolvency Proceeding” means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” means all intellectual property or proprietary rights of any kind anywhere in the world, including any rights in or to Patents, Trademarks, Copyrights, and Trade Secrets.

“Intercompany Subordination Agreement” means a subordination agreement to be executed and delivered by each Obligor and each of its Subsidiaries, pursuant to which all obligations in respect of any Indebtedness owing to any such Person by an Obligor shall be subordinated to the prior payment in full in cash of all Obligations, such agreement to be in substantially the form attached hereto as Exhibit I.

“Interest Period” means (a) the period commencing on and including the Closing Date and ending on but excluding the immediately subsequent Payment Date and (b) subsequently, each period commencing on and excluding the last day of the previous Interest Period for such Loan and ending on but excluding the immediately subsequent Payment Date; provided however if such period shall end on a day that is not a Business Day, it shall be deemed to end on the next succeeding Business Day.

“Interest Rate” means Term SOFR plus the Applicable Rate, as may be increased pursuant to Section 3.02(b) or modified pursuant to Section 5.05.

“Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, apparatus, method, process, machine (including article or device), manufacture or composition of matter.

“Investment” means, for any Person: (i) the acquisition (whether for cash, property, services or securities or otherwise) of any debt or Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (ii) the making of any deposit with, or advance, loan, assumption of debt or other extension of credit to, or capital

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contribution in any other Person (including the purchase of property from another Person subject

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to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days arising in connection with the sale of inventory or supplies by such Person in the Ordinary Course; or (iii) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. The amount of an Investment shall be the amount actually invested (which, in the case of any Investment constituting the contribution of an asset or property, shall be based on such Person’s good faith estimate of the fair market value of such asset or property at the time such Investment is made), less the amount of cash received or returned for such Investment, without adjustment for subsequent increases or decreases in the value of such Investment or write-ups, write-downs or write-offs with respect thereto; provided that in no event shall such amount be less than zero or increase any basket or amount pursuant to Section 9.05 above the fixed amount set forth therein. Notwithstanding anything to the contrary in the foregoing, the purchase of any Permitted Bond Hedge Transaction by the Borrower or any of its Subsidiaries and the performance of its obligations thereunder shall not be an Investment.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Landlord Consent” means a Landlord Consent substantially in the form of Exhibit G.

“Law” means, collectively, all U.S. or non-U.S. federal, state, provincial, territorial, municipal or local statute, treaty, rule, guideline, regulation, ordinance, code or administrative or judicial precedent or authority, including any interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” has the meaning set forth in the preamble hereto.

“License Agreement” means any existing or future license, commercialization, co- promotion, collaboration, distribution, marketing or partnering Contract entered into before or during the term of this Agreement by the Borrower or any of its Affiliates that grants a license to a Third Party any Intellectual Property that (i) is owned or purported to be owned by the Borrower or any of its Subsidiaries and (ii) claims or covers Trudhesa or any Product Commercialization and Development Activities with respect to Trudhesa.

“Licensees” means, collectively, the licensees and any sublicensees under each License Agreement; each a “Licensee.”

“Lien” means (a) any mortgage, lien, license, pledge, hypothecation, charge, security interest, or other encumbrance of any kind or character whatsoever, whether or not filed, recorded or otherwise perfected under applicable Law, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) (including any conditional sale or other title retention agreement,

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any lease in the

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nature thereof, and any other encumbrance on title to real property, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)) or any preferential arrangement that has the practical effect of creating a security interest and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.

“Loan” means each loan advanced by a Lender pursuant to Section 2.01.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Fee Letter, any Guarantee Assumption Agreement, the Intercompany Subordination Agreement and any subordination agreement, intercreditor agreement (including the Permitted Intercreditor Agreement) or other present or future document, instrument, agreement or certificate delivered to the Administrative Agent (for itself or for the benefit of any other Secured Party) in connection with this Agreement or any of the other Loan Documents, in each case, as amended or otherwise modified.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, Lenders having at such time in excess of fifty percent (50%) of the aggregate Commitments then in effect and Loans outstanding at such time.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X. “Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (i) the business, financial performance, operations, financial condition, the assets or liabilities of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Obligors, taken as a whole, to perform their obligations under the Loan Documents, as and when due, (iii) the legality, validity, binding effect or enforceability of the Loan Documents or (iv) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or the Secured Parties under any of the Loan Documents.

“Material Agreement” means any Contract required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act of 1933 or Securities Exchange Act of 1934, as may be amended, solely to the extent that the absence or termination of such Contract would reasonably be expected to result in a Material Adverse Effect or in a material adverse effect on any Product Commercialization and Development Activities.

For the avoidance of doubt, employment and management contracts shall not be Material Agreements.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor or Subsidiary thereof, the outstanding principal amount of which, individually or in the aggregate,

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exceeds $10,000,000 (or the Equivalent Amount in other currencies).

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“Material Intellectual Property” means all Intellectual Property, whether currently owned by (or purported to be owned by) or licensed to (or purported to be licensed to) the Borrower or any of its Subsidiaries, or acquired, developed, created or obtained by or otherwise licensed to the Borrower or any of its Subsidiaries after the date hereof that is, in each case, material to the business of the Borrower or any of its Subsidiaries, taken as a whole. Material Intellectual Property includes all Intellectual Property that is material, or specifically related to or directed towards (i) Trudhesa, INP 105 and INP 107 and (ii) Product Commercialization and Development Activities with respect to Trudhesa, INP 105 and INP 107.

“Material Subsidiary” means any Subsidiary of the Borrower that is not an Immaterial Subsidiary.

“Maturity Date” means March 17, 2027.

“Maximum Rate” has the meaning set forth in Section 14.17.

“Medicaid” means that government-sponsored entitlement program under Title XIX, P.L.

89-97 of the Social Security Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth on Section 1396, et seq. of Title 42 of the United States Code.

“Medicare” means that government-sponsored insurance program under Title XVIII, P.L.

89-97, of the Social Security Act, which provides for a health insurance system for eligible elderly and disabled individuals, as set forth at Section 1395, et seq. of Title 42 of the United States Code.

“Minimum Liquidity Amount” means $12,500,000.

“Mortgage Deliverables” has the meaning set forth in Section 8.11(b)(iv).

“Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.

“NDA” means (i) (x) a new drug application (as defined in the FD&C Act) and (y) any similar application or functional equivalent relating to any new drug application applicable to or required by any non-U.S. country, jurisdiction or Governmental Authority, and (ii) all supplements and amendments that may be filed with respect to any of the foregoing.

“Net Cash Proceeds” means, (i) with respect to any Casualty Event experienced or suffered by any Obligor or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time by or on behalf of such Person in respect thereof (other than the proceeds of any business interruption insurance) after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Casualty Event and deposited into escrow with a third party escrow

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agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate Deposit

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Account that is subject to an account control agreement in favor of the Administrative Agent and

(z)
any amounts required to be used to prepay Permitted Indebtedness pursuant to Section 9.01(j) and 9.01(l) secured by the assets subject to such Casualty Event (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); and (ii) with respect to any Asset Sale by any Obligor or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time by or on behalf of such Person in respect thereof after deducting therefrom only (w) reasonable costs and expenses related thereto incurred by such Obligor or such Subsidiary in connection therewith, (x) Taxes (including transfer Taxes or net income Taxes) paid or payable in connection therewith, (y) reasonable reserves established for liabilities estimated to be payable in respect of such Asset Sale and deposited into escrow with a third party escrow agent on terms reasonably acceptable to the Administrative Agent or set aside in a separate Deposit Account that is subject to an account control agreement in favor of the Administrative Agent and (z) any amounts required to be used to prepay Permitted Indebtedness pursuant to Section 9.01(j) and 9.01(l) secured by the assets subject to such Asset Sale (other than (A) Indebtedness owing to the Administrative Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset); provided that, in each case of clauses (i) and (ii), costs and expenses shall only be deducted to the extent that the amounts so deducted are (x) actually paid or payable to a Person that is not an Affiliate of any Obligor or any of its Subsidiaries and (y) properly attributable to such Casualty Event or Asset Sale, as the case may be.

“Net Sales” means “Net Sales” as defined in the Royalty Interest Financing Agreement as in effect on the date hereof.

“Note” means a promissory note, in substantially the form of Exhibit A hereto, executed and delivered by the Borrower to any Lender in accordance with Section 2.04.

“NY UCC” means the UCC as in effect from time to time in New York.

“Oaktree Lender” means any Lender that is an Affiliate or managed fund or account of Oaktree Capital Management, L.P.

“Obligations” means, with respect to any Obligor, all amounts, obligations, liabilities, covenants and duties of every type and description owing by such Obligor to any Secured Party (including all Guaranteed Obligations) any other indemnitee hereunder or any participant, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument or for the payment of money, including, without duplication, (i) if such Obligor is the Borrower, all Loans, (ii) all interest, whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, and (iii) all other fees, expenses (including fees, charges and disbursement of counsel), interest, Prepayment Fee, Exit Fee, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document.

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“Obligors” means, collectively, the Borrower and the Subsidiary Guarantors and their respective successors and permitted assigns.

“OFAC” has the meaning assigned to such term in the definition of “Anti-Terrorism

Laws.”

“Ordinary Course” means ordinary course of business or ordinary trade activities that are customary for similar businesses in the normal course of their ordinary operations and not while in financial distress.

“Organic Document” means, for any Person, such Person’s formation documents, including, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to such Person’s Equity Interests, or any equivalent document of any of the foregoing.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Participant” has the meaning set forth in Section 14.05(e). “Participant Register” has the meaning set forth in Section 14.05(e).

“Patents” means (i) all domestic, national, regional and foreign patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures issued or filed, (ii) any patent applications filed from such patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures claiming priority to any of these, including renewals, divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, (iii) any patents that have issued or in the future issue from the foregoing described in clauses (i) and (ii), including utility models, petty patents and design patents and certificates of invention; and (iv) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, revisions, and term extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii), including the Inventions claimed in any of the foregoing and any priority rights arising therefrom.

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“Patriot Act” has the meaning set forth in Section 14.19.

“Payment Date” means (i) March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date (provided, that if such date is not a Business Day, then on the immediately preceding Business Day); and (ii) the Maturity Date.

“Payment Recipient” has the meaning set forth in Section 12.13(a).

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PDMA” means the Prescription Drug Marketing Act of 1987, 21 U.S.C. §§ 331 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“Permitted Acquisition” means any Acquisition by the Borrower or any of its Subsidiaries, whether by purchase, merger or otherwise; provided that:

(a)
immediately prior to, and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom;

(b)
such Acquisition shall comply in all material respects with all applicable Laws and all applicable Governmental Approvals;

(c)
in the case of any Acquisition of Equity Interests of another Person, after giving effect to such Acquisition, all Equity Interests of such other Person acquired by the Borrower or any of its Subsidiaries shall be owned, directly or indirectly, beneficially and of record, by the Borrower or any of its Subsidiaries, and, the Borrower shall cause such acquired Person to satisfy each of the actions set forth in Section 8.11 as required by such Section;

(d)
on a Pro Forma Basis after giving effect to such Acquisition, the Borrower and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 10;

(e)
to the extent that the purchase price for any such Acquisition is paid in cash, the amount thereof does not exceed $25,000,000 (or the Equivalent Amount in other currencies) in the aggregate during the term of this Agreement (excluding any Deferred Acquisition Consideration consisting of milestone and royalty payments that are calculated on the basis of future revenues pursuant to an agreement entered as an Arm’s Length Transaction);

(f)
to the extent that the purchase price for any such Acquisition is paid in Equity Interests, all such Equity Interests shall be Qualified Equity Interests;

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(g)
in the case of any such Acquisition that has a purchase price (including reasonable estimates of any Deferred Acquisition Consideration) in excess of

$35,000,000 (and excluding any Deferred Acquisition Consideration consisting of milestone and royalty payments that are in each case calculated on the basis of future revenues pursuant to an agreement entered as an Arm’s Length Transaction), (A) the Borrower shall provide to the Administrative Agent (i) at least ten (10) Business Day’s prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower or the applicable Subsidiary, as applicable, prior to such Acquisition, in each case subject to customary confidentiality restrictions, (ii) subject to customary confidentiality restrictions, a copy of the draft purchase agreement related to the proposed Acquisition (and any related documents reasonably requested by the Administrative Agent), (iii) pro forma financial statements of the Borrower and its Subsidiaries (as of the last day of the most recently ended fiscal quarter prior to the date of consummation of such Acquisition for which financial statements are required to be delivered pursuant to Section 8.01(a) or (b)) after giving effect to such Acquisition, and (iv) subject to customary confidentiality restrictions, any other information reasonably requested (to the extent available), by the Administrative Agent and available to the Obligors and (B) to the extent the cash purchase price exceeds $35,000,000 (excluding any Deferred Acquisition Consideration consisting of milestone and royalty payments that are calculated on the basis of future revenues pursuant to an agreement entered as an Arm’s Length Transaction), the Administrative Agent shall have consented to in writing to such Acquisition (such consent not to be unreasonably delayed, withheld or conditioned); and

(h)
no Obligor or any of its Subsidiaries (including any acquired Person) shall, in connection with any such Acquisition, assume or remain liable with respect to (x) any Indebtedness of the related seller or the business, Person or assets acquired, except to the extent permitted pursuant to Section 9.01(l), (y) any Lien on any business, Person or assets acquired, except to the extent permitted pursuant to Section 9.02, (z) any other liabilities (including Tax, ERISA and Environmental Liabilities), except to the extent the assumption of such liability could not reasonably be expected to result in a Material Adverse Effect. Any other such Indebtedness, liabilities or Liens not permitted to be assumed, continued or otherwise supported by any Obligor or Subsidiary thereof hereunder shall be paid in full or released within sixty (60) days of the acquisition date as to the business, Persons or properties being so acquired on or before the consummation of such Acquisition.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other similar fundamental change of the Borrower, or adjustment with respect to the common stock of the Borrower) that is (A) purchased or otherwise entered into by the Borrower in connection with the issuance of any Permitted Convertible Debt, (B) settled in common stock of the Borrower, cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock and cash in lieu of fractional shares of common stock of the Borrower and (C) on terms and conditions customary for bond hedge transactions in respect of transactions related to public market convertible indebtedness (pursuant to a public offering or an offering

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under Rule 144A or Regulation S of the Securities Act) as reasonably determined by the Borrower.

“Permitted Cash Equivalent Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any member states of the European Union or any agency or any state thereof having maturities of not more than one (1) year from the date of acquisition, (ii) commercial paper maturing no more than three hundred sixty five (360) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than

$500,000,000, (iv) any money market or similar funds that exclusively hold any of the foregoing and (v) other short term liquid investments approved in writing by the Administrative Agent in its sole discretion.

“Permitted Convertible Debt” means Indebtedness having a feature which entitles the holder thereof to convert or exchange all or a portion of such Indebtedness into common stock of the Borrower, cash or a combination thereof; provided, that (i) such Permitted Convertible Debt shall be unsecured, (ii) such Permitted Convertible Debt shall have recourse only to the Borrower, (iii) such Permitted Convertible Debt shall not include any financial maintenance covenants and shall only include covenants, defaults and conversion rights that are customary for public market convertible indebtedness (pursuant to a public offering or an offering under Rule 144A or Regulation S of the Securities Act) as of the date of issuance, as determined by the Borrower in its good faith judgment, (iv) no Default or Event of Default shall have occurred and be continuing at the time of incurrence of such Permitted Convertible Debt or would result therefrom, (v) such Permitted Convertible Debt shall not have a scheduled maturity date and shall not be subject to any mandatory repurchase or redemption (other than in connection with a customary change of control or “fundamental change” provision) earlier than 180 calendar days after the Maturity Date, (vi) such Permitted Convertible Debt shall not have an all-in-yield greater than 550 basis points as determined in good faith by the Administrative Agent (with any original issue discount equated to interested based on the maturity date of such Permitted Convertible Debt and excluding any additional or special interest that may become payable from time to time) and (vii) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of Parent certifying as to the foregoing clauses (i) through (vi).

“Permitted Hedging Agreement” means a Hedging Agreement entered into by any Obligor in such Obligor’s Ordinary Course for the purpose of hedging currency risks or interest rate risks (and not for speculative purposes) and (x) with respect to hedging currency risks, in an aggregate notional amount for all such Hedging Agreements not in excess of $10,000,000 (or the Equivalent Amount in other currencies) and (y) with respect to hedging interest rate risks, in an aggregate notional amount for all such Hedging Agreements not in excess of 100% of the aggregate principal amount of Loans outstanding at such time.

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

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“Permitted Intercreditor Agreement” means the intercreditor agreement entered into by and between the Administrative Agent and the providers (or agent or trustee on their behalf) of the Royalty Interest Financing, dated as of the date hereof.

“Permitted Licenses” are: (A) licenses of over-the-counter and other end-user software that is commercially available to the public; (B) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the Ordinary Course including to contract manufacturing organizations, contract research organizations, distributors and other commercialization partners, (C) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries in connection with the further development, co- development, co-promotion, co-commercialization and other collaborative arrangements to expand the market for the Product in the primary care sector; (D) exclusive licenses for the use of the Intellectual Property of any Obligor or any of its Subsidiaries entered into other than in the Ordinary Course; provided, that with respect to each such license described in this clause (D), the license (i) constitutes an Arm’s Length Transaction, the terms of which (a) do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise dispose of any Intellectual Property and (b) are commercially reasonable and (ii) (x) is limited in territory with respect to a specific geographic country or region outside of the United States or (y) is a license of any delivery device or mechanism that delivers a pharmaceutical product (including the precision olefactory delivery platform technology known as POD Technology) other than for use in connection with any individual indication or variation of Trudhesa or any combination of Trudhesa, or any indication or variation thereof, with any other product; (E) in-licenses of Intellectual Property, (F) licenses in furtherance of the objectives of the Royalty Interest Financing, or (G) exclusive licenses for the use of the Intellectual Property of any Obligor or any of its Subsidiaries, provided, that with respect to each such license described in this clause (G), such license (i) constitutes an Arm’s Length Transaction, the terms of which do not restrict the ability of the Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise dispose of any Intellectual Property, (ii) relates to administration of the Product for indications other than migraine or relates principally to products other than the Product and (iii) is on commercially reasonable terms.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Priority Liens” means (a) Liens permitted under Section 9.02 (c), (d), (e), (f), (g), (h), (i), (k), (p), (q), (r) and (s)(ii) and (b) Liens permitted under Sections 9.02(b) and (j); provided that such Liens are also of the type described in clause (a) of this definition.

“Permitted Refinancing” means, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (i) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, except by an amount equal to accrued interest and any required prepayment premium or other reasonable amount paid, and fees and expenses reasonably incurred in connection therewith, (ii) contain terms relating to outstanding principal amount, amortization, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to the Obligors

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and their respective Subsidiaries or the Secured Parties than the terms of any agreement or instrument governing such existing Indebtedness, (iii) have an applicable interest rate which does not exceed the greater of (A) the rate of interest of the Indebtedness being replaced and (B) the then applicable market interest rate, (iv) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of such Indebtedness and (v) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or could reasonably be expected to occur) as a result thereof.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) sold by the Borrower and with recourse to the Borrower only, substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of the Borrower, cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower, with a strike price higher than the strike price of the Permitted Bond Hedge Transaction.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Fee” means with respect to any prepayment of all or any portion of the Loans, whether by optional or mandatory prepayment, acceleration or otherwise (in each case, other than any scheduled amortization payment), occurring (i) on or prior to the second anniversary of the Closing Date, an amount equal to the amount of interest that would have been paid on the principal amount of the Loans being so repaid or prepaid for the period from and including the date of such repayment or prepayment to but excluding the date that is the two (2) year anniversary of the Closing Date, plus three percent (3%) of the principal amount of the Loans being so repaid or prepaid and the Commitments being so terminated, (ii) at any time after the second anniversary of the Closing Date but on or prior to the third anniversary of the Closing Date, an amount equal to three percent (3%) of the aggregate outstanding principal amount of the Loans being so repaid or prepaid, (iii) at any time after the third anniversary of the Closing Date but on or prior to the fourth anniversary of the Closing Date, an amount equal to one percent (1%) of the aggregate outstanding principal amount of the Loans being so repaid or prepaid and

(iv) if the prepayment is made after the fourth anniversary of the Closing Date, 0%. “Prepayment Price” has the meaning set forth in Section 3.03(a)(i).

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“Principal Payment Date” means each of (i) June 30, 2026 and thereafter each Payment Date and, if applicable, (ii) the Maturity Date.

“Product” means (i) those pharmaceutical or biological products (including delivery devices) and described in reasonable detail on Schedule 2 attached hereto, and (ii) any current or future pharmaceutical or biological product (including delivery devices) developed, distributed, dispensed, imported, exported, labeled, promoted, manufactured, licensed, marketed, sold or otherwise commercialized by any Obligor or any of its Subsidiaries, including any such product in development or which may be developed.

“Product Authorizations” means any and all Governmental Approvals, including Regulatory Approvals, whether U.S. or non-U.S. (including all applicable ANDAs, NDAs, BLAs, INDs, Product Standards, supplements, amendments, pre- and post- approvals, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity) of any Regulatory Authority, in each case, necessary to be held or maintained by, or for the benefit of, any Obligor or any of its Subsidiaries for the ownership, use or commercialization of any Product or for any Product Commercialization and Development Activities with respect thereto in any country or jurisdiction.

“Product Commercialization and Development Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, licensing, importation, exportation, shipping, storage, handling, design, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing (including, without limitation, in respect of licensing, royalty or similar payments), or any similar or other activities the purpose of which is to commercially exploit such Product.

“Product Standards” means all safety, quality and other specifications and standards applicable to any Product, including all pharmaceutical, biological and other standards promulgated by Standards Bodies.

“Pro Forma Basis” means, with respect to the calculation of any financial ratio, as of any date, that pro forma effect will be given to the Transactions, any Permitted Acquisition, any issuance, incurrence, assumption or permanent repayment of Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transaction and for which any such financial ratio is being calculated) and all sales, transfers and other dispositions or discontinuance of any subsidiary, line of business or division, in each case that have occurred during the four consecutive fiscal quarter period of the Borrower being used to calculate such financial ratio (the “Reference Period”), or subsequent to the end of the Reference Period but prior to such date or prior to or simultaneously with the event for which a determination under this definition is made, as if each such event occurred on the first day of the Reference Period.

“Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political

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candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Law for the purpose of influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (i) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of such Lender then in effect by (ii) the sum of the Commitments (or, if the Commitments are terminated, the outstanding principal amount of the Loans) of all Lenders then in effect.

“Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code.

“Real Property Security Documents” means any Mortgage Deliverables or Landlord Consents.

“Recipient” means any Lender or any other recipient of any payment to be made by or on account of any Obligation.

“Referral Source” has the meaning set forth in Section 7.07(b).

“Refinanced Facility” means that certain Loan and Security Agreement dated as of July 2, 2021 among Oxford Finance LLC, as collateral agent and lender, Silicon Valley Bank, as lender, and the Borrower.

“Register” has the meaning set forth in Section 14.05(d).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” mean, with respect to a Product, the approval of the applicable Regulatory Authority necessary for the testing, manufacturing, use, storage, supply, promotion,

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marketing or sale of such Product for a particular indication in a particular jurisdiction.

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“Regulatory Authority” means any Governmental Authority, whether U.S. or non-U.S., that is concerned with or has regulatory or supervisory oversight with respect to any Product or any Product Commercialization and Development Activities relating to any Product, including the FDA and all equivalent Governmental Authorities, whether U.S. or non-U.S.

“Reinvestment” has the meaning set forth in Section 3.03(b)(i). “Reinvestment Period” has the meaning set forth in Section 3.03(b)(i). “Related Parties” has the meaning set forth in Section 14.16.

“Resignation Effective Date” has the meaning set forth in Section 12.09(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” of any Person means each of the president, chief executive officer, chief financial officer and similar officer of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any Equity Interests of any Obligor or any of its Subsidiaries, or any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of any Obligor or any of its Subsidiaries, or any option, warrant or other right to acquire any such Equity Interests of any Obligor or any of its Subsidiaries; provided, that any payments on Indebtedness convertible or exchangeable into Equity Interests shall not be Restricted Payments and provided further that the issuance of, entry into (including any payments of premiums in connection therewith), performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption, settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of the Borrower or, following a merger event or other change of the common stock of Borrower, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction, including any payment or delivery in connection with a Permitted Warrant

Transaction by (i) delivery of shares of the Borrower’s common stock upon net share settlement thereof and any related purchase of such common stock required to be made in connection with such delivery, (ii) set-off or payment of an early termination payment or similar payment thereunder, in each case, in the Borrower’s common stock upon any early termination thereof or

(iii) in the event of cash settlement upon settlement, any payment of a cash settlement or equivalent amount, in each case, shall not constitute Restricted Payments.

“Restrictive Agreement” means any Contract or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of any Obligor or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its properties or assets (other than (x) customary provisions in Contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof and (y) restrictions or conditions imposed by any Contract governing secured Permitted Indebtedness permitted under

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Section 9.01(j), to the extent that such restrictions or conditions apply only to the property or assets securing such Indebtedness), or (ii) the ability of any Obligor or any of its Subsidiaries to make Restricted Payments with respect to any of their respective Equity Interests or to make or repay loans or advances to any other Obligor or any of its Subsidiaries or such other Obligor or to Guarantee Indebtedness of any other Obligor or any of its Subsidiaries thereof or such other Obligor.

“Royalty Interest Financing” means the transaction contemplated by the Royalty Interest Financing Agreement relating to the Royalty Interest Financing Secured Product.

“Royalty Interest Financing Agreement” means the Royalty Interest Financing Agreement by and between the Borrower, Oaktree Fund Administration, LLC, and the other parties thereto, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the Permitted Intercreditor Agreement).

“Royalty Interest Financing Secured Product” means Trudhesa, across all marketed indications in the United States.

“Sanction” means any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, Her Majesty’s Treasury or other relevant sanctions authority where the Borrower is located or conducts business.

“Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member

States, Her Majesty’s Treasury, or other relevant sanctions authority, (ii) any Person organized or resident in a Designated Jurisdiction or (iii) any Person fifty percent (50%) or more owned or is controlled by any such Person or Persons described in the foregoing clause (i) or (ii).

“Scheduled Unavailability Date” has the meaning set forth in Section 5.05(a)(ii).

“Secured Parties” means the Lenders, the Administrative Agent and any of their respective permitted transferees or assigns.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, delivered pursuant to

Section 6.01(h), among the Obligors and the Administrative Agent, granting a security interest in the Obligors’ personal property in favor of the Administrative Agent, for the benefit of the Secured Parties.

“Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, each Real Property Security Document, and each other security document,

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control agreement or financing statement required or recommended to perfect Liens in favor of the Secured Parties for purposes of securing the Obligations.

“Short-Form IP Security Agreements” means short-form Copyright, Patent or Trademark (as the case may be) security agreements, dated as of the Closing Date and substantially in the form of Exhibit C, D and E to the Security Agreement, entered into by one or more Obligors in favor of the Secured Parties, each in form and substance reasonably satisfactory to the Administrative Agent (and as amended, modified or replaced from time to time).

“Solvent” means, as to any Person as of any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured in the ordinary course of business, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature in the ordinary course and (iv) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Products” has the meaning set forth in Section 11.01(m).

“Standards Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, directly or indirectly, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more direct or indirect subsidiaries of the parent or by the parent and one or more direct or indirect subsidiaries of the parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantors” means each Subsidiary of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and each Subsidiary of the Borrower that becomes, or is required to become, a “Subsidiary Guarantor” after the date hereof pursuant to Section 8.11(a) or (b).

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“Successor Rate” has the meaning set forth in Section 5.05(a)(iii)(B).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Conditions” has the meaning set forth in Section 13.03.

“Term SOFR” means for any Interest Period the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the Credit Spread Adjustment for such Interest Period; provided that if the Term SOFR Screen Rate determined in accordance with the foregoing would otherwise be less than 1.00%, the Term SOFR shall be deemed 1.00% for purposes of this Agreement.

“Term SOFR Replacement Date” has the meaning assigned to such term in

Section 5.05(a)(iii)(A).

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Third Party” means any Person other than the Lenders or the Borrower.

“Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” means all trade names, trademarks and service marks, trade dress, corporate names, logos, Internet domain names, IP addresses, social media handles, uniform resource locators and other indicia of origin, trademark and service mark registrations, and applications for trademark and service mark registrations, whether or not registered, and any and all common law rights thereto, including (i) all renewals of trademark and service mark registrations and (ii) all rights whatsoever accruing thereunder or pertaining thereto throughout the world, together, in each case, with the goodwill of the business connected with the use thereof and symbolized thereby.

“Trade Secrets” means all know-how, trade secrets and other proprietary or confidential information, any information of a scientific, technical, or business nature in any form or medium, Inventions and Invention disclosures, all documented research, developmental, demonstration or engineering work (including all novel manufacturing methods), and all other technical data and information related thereto, including laboratory notebooks, chemical and biological materials

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(including any compounds, DNA, RNA, clones, vectors, cells and any expression product,

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progeny, derivatives or improvements thereto) and the results of experimentation and testing, including samples.

“Transactions” means (a) the negotiation, preparation, execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is (or is intended to be) a party, the making of the Loans hereunder, and all other transactions contemplated pursuant to this Agreement and the other Loan Documents, including the creation of the Liens pursuant to the Security Documents, (b) the Closing Date Payoff and (c) the payment of all fees and expenses incurred or paid by the Obligors in connection with the foregoing.

“Trudhesa” means the pharmaceutical product that has been Developed, is being Developed, and will be Developed or Commercialized during the term by the Borrower, its Affiliates or its licensees comprising dihydroergotamine mesylate nasal spray for migraine designed to deliver medication to the ideal place in the nose for rapid absorption, including any improvements or modifications thereto, across all marketed indications in the United States, in any and all dosage forms, presentations, dosages and formations and whether alone or in combination with one or more other therapeutically active pharmaceutical ingredients, including any improvements thereto or modifications thereof.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“U.S. Government Securities Business Day” means any day, except for (i) a Saturday,

(ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3). “UCC” means, with respect to any applicable jurisdictions, the Uniform Commercial

Code as in effect in such jurisdiction, as may be modified from time to time.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

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“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02
Accounting Terms and Principles. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 10 and any definitions used in such calculations) shall be made, in accordance with GAAP. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication. If the Borrower requests an amendment to any provision hereof to eliminate the effect of (a) any change in GAAP or the application thereof or (b) the issuance of any new accounting rule or guidance or in the application thereof, in each case, occurring after the date of this Agreement, then the Lenders and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such change or issuance with the intent of having the respective positions of the Lenders and Borrower after such change or issuance conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (i) the provisions in this Agreement shall be calculated as if no such change or issuance has occurred and (ii) the Borrower shall provide to the Lenders a written reconciliation in form and substance reasonably satisfactory to the Lenders, between calculations of any baskets and other requirements hereunder before and after giving effect to such change or issuance. Notwithstanding any other provision contained in this Agreement, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring before or after the Closing Date as a result of ASU 2016-02, Leases (Topic 842) issued by the Financial Accounting Standards Board or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect prior to such change.

1.03
Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires,

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(a)
the terms defined in this Agreement include the plural as well as the singular and vice versa;

(b)
words importing gender include all genders;

(c)
any reference to a Section, Annex, Schedule or Exhibit refers to a Section of, or Annex, Schedule or Exhibit to, this Agreement;

(d)
any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Annex, Schedule, Exhibit or any other subdivision;

(e)
references to days, months and years refer to calendar days, months and years, respectively;

(f)
all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”;

(g)
the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”;

(h)
the words “asset” and “property” shall be construed to have the same meaning and effect and to refer broadly to any and all assets and properties, whether tangible or intangible, real or personal, including cash, securities, rights under contractual obligations and permits and any right or interest in any such assets or property;

(i)
accounting terms not specifically defined herein (other than “property” and “asset”) shall be construed in accordance with GAAP, subject to Section 1.02;

(j)
the word “will” shall have the same meaning as the word “shall”;

(k)
where any provision in this Agreement or any other Loan Document refers to an action to be taken by any Person, or an action which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or, to the knowledge of such Person, indirectly; and

(l)
references to any Lien granted or created hereunder or pursuant to any other Loan Document securing any Obligations shall deemed to be a Lien for the benefit of the Secured Parties.

Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Any definition or reference to any Law shall include all

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statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

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If any payment required to be made pursuant to the terms and conditions of any Loan Document falls due on a day which is not a Business Day, then such required payment date shall be extended to the immediately following Business Day. For purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Obligors and their Subsidiaries will be deemed to be equal to 100% of the outstanding principal amount thereof or payment obligations with respect thereto at the time of determination thereof, or with respect to any Hedging Agreements, the amount that would be payable if the agreement governing such Hedging Agreements were terminated on the date of termination.

1.04
Division. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”), if (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

SECTION 2.

THE COMMITMENT AND THE LOANS

1.01
Loans.

(a)
On the terms and subject to the conditions of this Agreement, each Lender agrees to make Loans to the Borrower in a principal amount equal to such Lender’s Commitment on the Closing Date.

(b)
No amounts paid or prepaid with respect to any Loan may be re-borrowed.

(c)
Any term or provision hereof (or of any other Loan Document) to the contrary notwithstanding, Loans made to the Borrower will be denominated solely in Dollars and will be repayable solely in Dollars and no other currency.

1.02
Borrowing Procedures. At least five (5) Business Days prior to the Closing Date (or such shorter period agreed by the Administrative Agent), the Borrower shall deliver to the Administrative Agent an irrevocable Borrowing Notice in the form of Exhibit B signed by a duly authorized representative of the Borrower (which notice, if received by the Administrative Agent on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day). Each Borrowing Notice shall be for the full amount of the Commitments and no Borrowing Notice for less than such full amount shall be permitted.

1.03
Funding of Borrowings. Promptly following receipt of any written Borrowing Notice the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds, by 2:00 p.m. New York City time, to the account of the

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Administrative Agent most recently designated by it for such purpose by notice to the Lenders.

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Upon receipt of all funds the Administrative Agent will make such Loans available to the Borrower promptly by wire transfer of the amounts so received, in like funds, to an account designated by the Borrower in the applicable Borrowing Request.

1.04
Notes. If requested by any Lender, the Loan of such Lender shall be evidenced by one or more Notes. The Borrower shall prepare, execute and deliver to the Lender such promissory note(s) substantially in the form attached hereto as Exhibit A.

1.05
Use of Proceeds. The Borrower shall use the proceeds of the Loans (i) for the Closing Date Payoff, (ii) for U.S. commercial launch of Trudhesa and clinical development of INP 105 and INP 107 (iii) for working capital and general corporate purposes, including the payment of fees and expenses associated with this Agreement.

SECTION 3.

PAYMENTS OF PRINCIPAL AND INTEREST, ETC.

1.01
Scheduled Repayments and Prepayments Generally; Application. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender (as such amounts may in each case be reduced from time to time in accordance with Section 3.03): (a) on each Principal Payment Date other than the Maturity Date, an amount equal to $2,500,000 and

(b) on the Maturity Date, all outstanding Obligations in full (in each case, together with the Exit Fee, accrued and unpaid interest and any other accrued and unpaid charges thereon and all other obligations due and payable by the Borrower under this Agreement). Except as otherwise provided in this Agreement, each payment (including each repayment and prepayment) by the Borrower (other than fees payable pursuant to the Fee Letter) will be deemed to be made ratably in accordance with the Lenders’ Proportionate Shares. On any date occurring prior to the Maturity Date that payment or prepayment in full of the Loans hereunder occurs, the Borrower shall pay in full all outstanding Obligations, which shall include the Prepayment Fee, if applicable and the Exit Fee.

1.02
Interest.

(a)
Interest Generally. The outstanding principal amount of the Loans shall accrue interest from the date made to repayment (whether by acceleration or otherwise and whether voluntary or mandatory) at the Interest Rate.

(b)
Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Interest Rate shall increase (i) automatically , in the case of any Event of Default under Section 11.01(a), (b) or (h) and

(ii) upon the request of the Majority Lenders, in the case of any other Event of Default, by two percent (2.0%) per annum (the Interest Rate, as increased pursuant to this Section 3.02(b), being the “Default Rate”); provided that, with respect to the preceding clause (ii), the Majority Lenders may impose the Default Rate retroactively to the occurrence of such Event of Default. If any Obligation (including fees, costs and expenses payable hereunder) is not paid when due (giving effect to any applicable grace

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period) under any applicable Loan Document, the amount thereof shall accrue interest at

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the Default Rate. Interest at the Default Rate shall also be due and payable in cash on demand.

(c)
Interest Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Payment Date in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall also be payable in cash from time to time on demand by the Administrative Agent.

1.04
Prepayments.

(a)
Optional Prepayments.

(i)
Subject to prior written notice pursuant to clause (ii) below, the Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Business Day for an amount equal to the sum of (A) the aggregate principal amount of the Loans being prepaid, (B) any accrued but unpaid interest on the principal amount of the Loans being prepaid, (C) any applicable Prepayment Fee and (D) if applicable, the Exit Fee and other unpaid amounts then due and owing pursuant to this Agreement and the other Loan Documents (such aggregate amount, the “Prepayment Price”); provided that each partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof.

(ii)
A notice of optional prepayment shall be effective only if received by the Administrative Agent not later than 2:00 p.m. (Eastern time) on a date not less than three (3) (nor more than five (5)) Business Days prior to the proposed prepayment date; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Each notice of optional prepayment shall specify the proposed prepayment date, the Prepayment Price, the principal amount to be prepaid and any conditions to prepayment (if applicable).

(b)
Mandatory Prepayments.

(i) Mandatory Prepayments for Casualty Events or Asset Sales. Upon the occurrence of any Casualty Event or Asset Sale (that is not otherwise permitted by Section 9.09 (other than pursuant to clause (l) thereof), the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the sum of (i) one hundred percent (100%) of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries with respect to such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event, as the case may be, (ii) any accrued but unpaid interest on any principal amount of the Loans being prepaid and

(iii)
any applicable Prepayment Fee and Exit Fee; provided that, so long as no Default has occurred and is continuing or shall result therefrom, if, within fifteen (15) Business Days following the occurrence of any such Casualty Event or Asset Sale as a result of which the Borrower or any of its Subsidiaries receives Net Cash Proceeds in an aggregate amount less than

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$10,000,000, a Responsible Officer of the Borrower delivers to the Administrative Agent a notice to the effect that the Borrower or the applicable Subsidiary intends to apply the Net Cash Proceeds from such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event, to reinvest in the business of the Borrower or any of its Subsidiaries (a “Reinvestment”), then such Net Cash Proceeds of such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event may be applied for such purpose in lieu of such mandatory prepayment to the extent such Net Cash Proceeds of such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event are actually applied for such purpose; provided, further, that, if such Casualty Event or Asset Sale occurs with respect to any Obligor, such Reinvestment shall be made in the business of an Obligor; provided, further, that, in the event that Net Cash Proceeds have not been so applied within three hundred sixty five (365) days (the “Reinvestment Period”) following the occurrence of such Casualty Event or Asset Sale, the Borrower shall no later than the end of such period make a mandatory prepayment of the Loans in an aggregate amount equal to the sum of (i) one hundred percent (100%) of the unused balance of such Net Cash Proceeds received by any Obligor or any of its Subsidiaries with respect to such Asset Sale or insurance proceeds or condemnation awards in respect of such Casualty Event, (ii) any accrued but unpaid interest on any principal amount of the Loans being prepaid and (iii) any applicable Prepayment Fee and Exit Fee. Notwithstanding the foregoing, no mandatory prepayment shall be required pursuant to this Section 3.03(b)(i) as a result of any Permitted License.

(i)
Mandatory Prepayments for Debt Issuances. Immediately upon receipt by any Obligor or any of its Subsidiaries of proceeds from any issuance, incurrence or assumption of Indebtedness other than Indebtedness permitted by Section 9.01, on or after the Closing Date, the Borrower shall prepay the Loans and other Obligations in an amount equal to 100% of the cash proceeds received, plus the Prepayment Fee, if applicable, and the Exit Fee.

(ii)
Notice. The Borrower shall notify the Administrative Agent not later than 2:00 p.m. (Eastern time) on a date not less than two (2) Business Days (or such shorter period agreed by Administrative Agent) prior to any mandatory prepayment. Each notice of mandatory prepayment shall specify the proposed prepayment date, the Prepayment Price, the principal amount to be prepaid and the Section under which the prepayment is required. Notwithstanding anything in this Section 3.03 to the contrary, any Lender may elect, by written notice to the Administrative Agent no later than 2:00 p.m. (Eastern time), one (1) Business Day prior to the prepayment date (or such later time as the Administrative Agent may agree), to decline all or any portion of any mandatory prepayment of its Loans pursuant to this Section 3.03. Any Lender that fails to deliver such notice to the Administrative Agent in the time frame set forth above shall be deemed to have accepted its share of any mandatory prepayment. The aggregate amount of the prepayment that would have been applied to prepay Loans but was so declined may be retained by the Borrower and used for any general corporate purpose not prohibited by this Agreement.

(c)
Application. All optional prepayments of the Loans shall be applied in the manner specified by the Borrower at the time of such prepayment, including to any principal installments on the Loans; provided that if not specified by the Borrower, optional prepayments of the Loans shall be applied to principal installments of the Loans in the direct order of maturity. All mandatory prepayments of the Loans shall be applied

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first to the next two (2) scheduled principal installments on the Loans in direct order of

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maturity and second to principal installments on the Loans ratably among such remaining installments by maturity.

(d)
Prepayment Fee. Without limiting the foregoing, whenever the Prepayment Fee is in effect and payable pursuant to the terms hereof or any other Loan Document, such Prepayment Fee shall be payable on each prepayment of all or any portion of the Loans, whether by optional or mandatory prepayment, acceleration or otherwise (other than any prepayment pursuant to Section 5.02 or any scheduled amortization payment).

(e)
Partial Prepayments. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

1.05
Commitment Termination. Each Commitment shall terminate automatically without further action upon the making by the Lenders of the Loans on the Closing Date.

1.06
Exit Fee. Upon any payment or prepayment in full or in part of the Loans hereunder, whether voluntary or involuntary, prior to, on or after the Maturity Date or following the acceleration of the Obligations hereunder, including as a result of the commencement of any Insolvency Proceeding, the Borrower shall pay to each of the Lenders for its own account a fee equal to two percent (2.0)% of the aggregate principal amount of such Loans to be paid or prepaid (the “Exit Fee”). The Exit Fee shall be earned, due and payable immediately upon any such payment or prepayment, and shall be in addition to any accrued and unpaid interest, reimbursement obligations, or other amounts payable in connection therewith.

SECTION 4.

PAYMENTS, ETC.

1.01
Payments.

(a)
Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made (i) in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, to the deposit account of the Administrative Agent designated by the Administrative Agent by notice to the Borrower, and (ii) not later than 2:00 p.m. (Eastern time) on the date on which such payment is due (each such payment made after such time on such due date may, in the Administrative Agent’s discretion, be deemed to have been made on the next succeeding Business Day).

(b)
Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and continuance of an Event of Default, all payments shall be applied as follows:

(A)
first, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, expenses or other amounts (including fees and disbursements and other charges of counsel payable under Section 14.03) payable to the Administrative Agent in

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its capacity as such;

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(B)
second, to the payment of that portion of the Obligations constituting unpaid fees, indemnities, costs, expenses and other amounts (other than principal and interest, but including fees and disbursements and other charges of counsel payable under Section 14.03, any Prepayment Fees and any Exit Fees) payable to the Lenders arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (B) payable to them;

(C)
third, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (C) payable to them;

(D)
fourth, to the payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (D) payable to them;

(E)
fifth, in reduction of any other Obligation then due and owing, ratably among the Administrative Agent and the Lenders based upon the respective aggregate amount of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and

(F)
sixth, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or such other Person as may be lawfully entitled to or directed by the Borrower to receive the remainder.

(d)
Non-Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall continue to accrue and be payable for the period of such extension; provided that if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day.

1.03
Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of three hundred and sixty (360) days and actual days elapsed during the period for which payable and for the avoidance of doubt shall not include any payment date.

1.04
Set-Off.

(a)
Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, each of the Lenders and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, any Lender and any of their Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not such Person shall have made any demand and although such obligations may be unmatured. Any Person exercising rights of set off hereunder agrees promptly to notify the

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Borrower after any such set-off and application; provided that the failure to give such notice shall

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not affect the validity of such set-off and application. The rights of the Administrative Agent, the Lenders and each of their Affiliates under this Section 4.03 are in addition to other rights and remedies (including other rights of set-off) that such Persons may have.

(b)
Exercise of Rights Not Required. Nothing contained in Section 4.03(a) shall require the Administrative Agent, any Lender or any of their Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor.

(c)
Payments Set Aside. To the extent that any payment by or on behalf of any Obligor is made to the Administrative Agent or any Lender, or the Administrative Agent, any Lender or any Affiliate of the foregoing exercises its right of setoff pursuant to this Section 4.03, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such Lender or such Affiliate in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

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1.01
Additional Costs.

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SECTION 5.

YIELD PROTECTION, TAXES, ETC.

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(a)
Change in Law Generally. If, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law, or any change in any Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any of the Lenders (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by such Lender under

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this Agreement or any other Loan Document, or subject any Lender to any Taxes on its Loan, Commitment or other obligations, or its deposits, reserves, other liabilities or capital (if any) attributable thereto by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (iii) Connection Income Taxes), then the Borrower shall pay to such Lender, within ten (10) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b)
Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), the adoption of any Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then the Borrower shall pay to such Lender , within ten (10) Business Days of receipt of the certificate contemplated by Section 5.01(c), such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c)
Notification by Lender. Each Lender promptly will notify the Borrower of any event of which it has knowledge, occurring after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), which will entitle such Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of such Lender claiming compensation under this Section 5.01, setting forth the additional amount or amounts to be paid to it hereunder, shall be conclusive and binding on the Borrower in the absence of manifest error. The Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 5.01 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies the Borrower of the change in law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the change in law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(d)
Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall

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Street Reform and Consumer Protection Act and all requests, rules, guidelines or

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directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

1.02
Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) the adoption of or any change in any Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof, following which if such Law shall so mandate, the Loans shall be prepaid by the Borrower on or before such date as shall be mandated by such Law in an amount equal to the Prepayment Price (notwithstanding anything herein to the contrary, without any Prepayment Fee or Exit Fee) applicable on such prepayment date in accordance with

Section 3.03(a).

1.03
Taxes.

(a)
Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by any Law. If any Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)
Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent or each Lender, timely reimburse it for the payment of any Other Taxes.

(c)
Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.03, the Borrower shall deliver to the Administrative Agent the a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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(d)
Indemnification by the Borrower. The Borrower shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(e)
Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(e).

(f)
Status of Lenders.

(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Law as reasonably requested by the Borrower as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

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(ii)
Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)
any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W- 8BEN-E as applicable (or successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed copies of IRS Form W-8ECI (or successor form);

(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E as applicable (or successor forms); or

(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate, substantially in the form of Exhibit D-2 or D-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner.

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(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)
Treatment of Certain Tax Benefits. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.03(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the

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indemnification payments or additional amounts with respect to such Tax had never been

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paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

1.04
Mitigation Obligations. If the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or Section 5.03, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

1.05
Inability to Determine Rates.

(a)
Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Majority Lenders notify the Administrative Agent (with, in the case of the Majority Lenders, a copy to the Borrower) that the Borrower or Majority Lenders (as applicable) have determined, that:

(i)
adequate and reasonable means do not exist for ascertaining three month interest periods of Term SOFR, including, without limitation because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be; or

(ii)
CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity has made a public statement identifying a specific date after which three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date, (the latest date on which such interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

(iii)
syndicated loans currently being executed and agented in the U.S. are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Interest Rate;

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then,

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(A)
in the case of events or circumstances of the type described in Section 5.05(a)(i), (ii) or (iii) affecting Term SOFR, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the Credit Spread Adjustment, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document, and all interest payments on Loans with a Successor Rate of Daily Simple SOFR plus the Credit Spread Adjustment will be payable on the next Payment Date; or

(B)
(x) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (y) if the events or circumstances of the type described in Section 5.05(a)(i), (ii) or (iii) affecting any Successor Rate are then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Interest Rate or any then current Successor Rate in accordance with this Section 5.05 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00

p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders object to such amendment.

(b)
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

(c)
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent (in consultation with the Borrower).

(d)
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

(e)
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to

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time and, notwithstanding anything to the contrary herein or in any other Loan Document, any

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amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

1.06
Survival. Each party’s obligations under this Section 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document.

SECTION 6. CONDITIONS

1.01
Conditions to Closing and the Borrowing of the Loans. The effectiveness of this Agreement and the obligation of each Lender to make its Loans shall be subject to the delivery of a Borrowing Notice as required pursuant to Section 2.02, and satisfaction of each of the conditions precedent set forth below in this Section 6.01.

(a)
Loan Documents. The Administrative Agent shall have received each Loan Document required to be executed by the appropriate Obligor on the Closing Date and delivered by each applicable Obligor in such number as reasonably requested by the Administrative Agent (which may be delivered by facsimile or other electronic means for the purposes of satisfying this clause (a) on the Closing Date) and such Loan Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and their respective counsels.

(b)
Secretary’s Certificate, Etc. The Administrative Agent shall have received from each Obligor (x) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (y) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Responsible Officer, as to:

(i)
resolutions of each such Person’s Board then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the Transactions;

(ii)
the incumbency and signatures of Responsible Officers authorized to execute and deliver each Loan Document to be executed by such Person; and

(iii)
the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates shall be in form and substance reasonably satisfactory to the Administrative Agent and upon which the Administrative Agent and the Lenders may conclusively rely until they shall have received a further certificate of the Responsible Officer of

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any such Person cancelling or amending the prior certificate of such Person.

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(c)
Information Certificate. The Administrative Agent shall have received a fully completed Information Certificate in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by a Responsible Officer of the Borrower. All documents and agreements required to be appended to the Information Certificate, shall be in form and substance reasonably satisfactory to the Administrative Agent, shall have been executed and delivered by the requisite parties and shall be in full force and effect.

(d)
Funding Date Certificate. The Administrative Agent shall have received a Funding Date Certificate, dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by a Responsible Officer of the Borrower.

(e)
Delivery of Notes. The Administrative Agent shall have received a Note to the extent requested by any Lender pursuant to Section 2.04 for the Loans duly executed and delivered by a Responsible Officer of the Borrower.

(f)
Financial Information, Etc. The Administrative Agent shall have received, or such information shall be publicly available on “EDGAR”:

(i)
audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2020; and

(ii)
unaudited consolidated balance sheets of the Borrower and its Subsidiaries for the fiscal quarter ended September 30, 2021 together with the related consolidated statement of operations, shareholder’s equity and cash flows for such fiscal quarter.

(g)
Solvency. The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit K, duly executed and delivered by the chief financial officer of the Borrower, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

(h)
Security Documents. The Administrative Agent shall have received executed counterparts of a Security Agreement, in form and substance reasonably acceptable to the Administrative Agent, dated as of the Closing Date, duly executed and delivered by each Obligor, together with all documents (including share certificates, transfers and stock transfer forms, notices or any other instruments) required to be delivered or filed under the Security Documents and evidence satisfactory to it that arrangements have been made with respect to all registrations, notices or actions required under the Security Documents to be effected, given or made in order to establish a valid and perfected first priority security interest in the Collateral in accordance with the terms of the Security Documents, including:

(i)
delivery of all certificates (in the case of Equity Interests that are certificated securities (as defined in the UCC)) evidencing the issued and outstanding capital securities owned by each Obligor that are required to be pledged and so delivered under the Security Agreement, which certificates in each case shall be accompanied by

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undated instruments of transfer duly executed in blank, or, in the case of Equity Interests that are

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uncertificated securities (as defined in the UCC), confirmation and evidence reasonably satisfactory to the Administrative Agent and the Lenders that the security interest required to be pledged therein under the Security Agreement has been transferred to and perfected by the Administrative Agent and the Lenders in accordance with Articles 8 and 9 of the NY UCC and all laws otherwise applicable to the perfection of the pledge of such Equity Interests;

(ii)
financing statements naming each Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in each case suitable for filing, filed under the UCC (or equivalent law) of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens of the Secured Parties pursuant to the Security Agreement;

(iii)
UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person; and

(iv)
all applicable Short-Form IP Security Agreements required to be provided under the Security Agreement, each dated as of the Closing Date, duly executed and delivered by each applicable Obligor.

(i)
Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Borrower and the Subsidiary Guarantors made as of a date reasonably close to the Closing Date.

(j)
Opinions of Counsel. The Administrative Agent shall have received a duly executed legal opinion of counsel to the Obligors dated as of the Closing Date, in form and substance reasonably acceptable to the Administrative Agent.

(k)
Fee Letter. The Administrative Agent shall have received an executed counterpart of the Fee Letter, duly executed and delivered by the Borrower.

(l)
Closing Fees, Expenses, Etc. Each of the Administrative Agent and each Lender shall have received for its own account, (i) the upfront fee as set forth in the Fee Letter, which shall be paid by way of the Administrative Agent retaining such amount from the proceeds of the Loan and (ii) all fees, costs and expenses due and payable to it pursuant to the Fee Letter and Section 14.03, plus any collateral filing and recordation fees and searches, in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the Closing Date.

(m)
Material Adverse Change. Since December 31, 2020, no Material Adverse Change shall have occurred, both before and after giving effect to the Loans to be made on the Closing Date.

(n)
Know Your Customer. The Administrative Agent shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and Anti-Terrorism Laws.

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(o)
No Default. No event shall have occurred or be continuing or would result from the making of the Loans that would constitute a Default or Event of Default.

(p)
Representations and Warranties. The representations and warranties contained in this Agreement and in the other Loan Documents delivered pursuant to Section 6.01(a) shall be true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

(q)
Payoff of Existing Credit Facility. The Refinanced Facility (other than contingent obligations (including indemnification obligations) that by their terms are to survive the termination of the relevant loan documentation and debt instruments evidencing the Refinanced Facility) shall have been (or substantially concurrently with the making of the Loans on the Closing Date shall be) repaid or satisfied and discharged, and in connection therewith all Guarantees and Liens shall have been released, on or prior to the Closing Date, on terms acceptable to the Administrative Agent and the Administrative Agent shall have received executed payoff letters in connection therewith in form and substance acceptable to the Administrative Agent.

(r)
Beneficial Ownership Certificate. To the extent requested by any Lender or the Administrative Agent, the Borrower shall have provided to such Lender and the Administrative Agent all documentation and other information so requested, including a duly executed W-9 of the Borrower (or such other applicable tax form), in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in each case prior to the Closing Date.

SECTION 7.

REPRESENTATIONS AND WARRANTIES

The Borrower and each other Obligor hereby jointly and severally represent and warrant to the Administrative Agent and each Lender on the Closing Date, and any other date such representation and warranty is required to be made under the Loan Documents, as set forth below:

1.01
Power and Authority. Each Obligor and each of its Subsidiaries (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) has all requisite corporate or other power, and has all Governmental Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except to the extent that failure to have the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification

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necessary except where failure so to qualify could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iv) has full power, authority and legal right to enter into and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow the Loans hereunder.

1.02
Authorization; Enforceability. Each Transaction to which an Obligor is a party (or to which it or any of its assets or properties is subject) is within such Obligor’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

1.03
Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by each Obligor of the Loan Documents to which it is a party or the consummation by each Obligor of the Transactions (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and

(y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of any Obligor or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon any Obligor or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.

1.04
Financial Statements; Material Adverse Change.

(a)
Financial Statements. The Borrower has heretofore furnished to the Administrative Agent (who shall forward to the Lenders) consolidated financial statements required to be delivered pursuant to this Agreement. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements of the type described in

Section 8.01(a).

(b)
No Material Adverse Change. Since December 31, 2020, there has been no Material Adverse Change; provided, that for purposes of this Section 7.04(b), the impacts of the COVID-19 pandemic on the business, operations or financial condition

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of

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the Borrower and its Subsidiaries that (x) occurred prior to the Closing Date and (y) were disclosed in public filings made with the SEC or in writing to the Administrative Agent and the Lenders, in each case prior to the Closing Date, shall be disregarded.

1.05
Properties.

(a)
Property Generally. Each Obligor and each of its Subsidiaries has good and marketable fee simple title to, or valid leasehold interests in, or valid written license to, all its real and personal property material to its business, including all properties and assets, whether tangible or intangible, relating to its Products or Product Commercialization and Development Activities and all Material Intellectual Property, subject only to Permitted Liens and except for defects in title that (i) do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (ii) could not reasonably be expected to prevent or interfere with the ability of any Obligor or any of its Subsidiaries to conduct any Product Commercialization and Development Activities with respect to any of its Products in any material respect.

(b)
Intellectual Property.

(i)
The Obligors are the sole and exclusive legal and beneficial owners of all right, title and interest in and to all Material Intellectual Property and all other Intellectual Property that is, in each case, owned or purported to be owned by the Obligors, free and clear of any Liens or Claims other than Permitted Liens. The Obligors own or have sufficient and valid, written rights to use all Material Intellectual Property. The Collateral includes all Material Intellectual Property owned by the Obligors. Without limiting the foregoing, and except as set forth in Schedule 7.05(b)(i):

(A)
other than (1) customary restrictions in in-bound licenses of Intellectual Property and non-disclosure Contracts, or (2) as would have been or is permitted by Section 9.09, there are no judgments, covenants not to sue, grants, Liens (other than Permitted Liens), or other Claims or Contracts relating to any Material Intellectual Property, which materially restrict any Obligor or any of its Subsidiaries with respect to its use, enforcement, or other exploitation of any Material Intellectual Property;

(B)
the operation and conduct of the business of the Borrower or any of its Subsidiaries, including any Product Commercialization and Development Activities or the use of Material Intellectual Property, does not, violate, infringe or constitute a misappropriation of Intellectual Property rights of any other Person, and has not within the past three years violated, infringed or constituted a misappropriation of, any other Person’s rights in Intellectual Property, in each case, in a manner that has resulted in, or could reasonably be expected to result in, material liability or disruption to the businesses of the Borrower or any of its Subsidiaries (including any Product Commercialization and Development Activities);

(C)
(1) there are no pending Claims, or Claims threatened in writing, against any Obligor or any of their Subsidiaries asserted by any other Person relating to Intellectual Property, including any material Claims alleging ownership, invalidity or

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unenforceability of any Material Intellectual Property, or infringement, misappropriation, or violation of such Person’s Intellectual Property rights; and (2) neither any Obligor nor any of their Subsidiaries has received any notice from, or Claim by, any Person that the operation and conduct of the businesses of the Borrower or any of its Subsidiaries (including any Product Commercialization and Development Activities or the use of Material Intellectual Property), infringes upon, violates or constitutes a misappropriation of, any Intellectual Property of any other Person in each case of clause (1) and (2), that would reasonably be expected to result in material liability to or disruption to the business of any Obligor or any of their Subsidiaries;

(D)
to the knowledge of the Borrower and its Subsidiaries, no Material Intellectual Property is being infringed, violated, or misappropriated by any other Person in any material respect; and neither such Obligor nor any of its Subsidiaries has put any other Person on notice of such actual or potential infringement, violation or misappropriation of any such Material Intellectual Property, and neither any Obligor nor any of their Subsidiaries has initiated any Claim with respect to any such Material Intellectual Property;

(E)
to the knowledge of the Borrower and its Subsidiaries, all current and former employees and contractors that have developed material Intellectual Property for or on behalf of any Obligor or any of their Subsidiaries have executed written confidentiality and invention assignment agreements with such Obligor or Subsidiary, as applicable, that irrevocably and presently assign to such Obligor or Subsidiary, as applicable, all rights of such employees and contractors to any such material Intellectual Property, or ownership of such material Intellectual Property has otherwise vested automatically with Obligor or its applicable Subsidiary by operation of Law; and

(F)
the Borrower and each of its Subsidiaries has taken commercially reasonable efforts to protect the secrecy, confidentiality and value of its Material Intellectual Property consisting of Trade Secrets.

(iii)
With respect to Material Intellectual Property consisting of Patents, except as set forth in Schedule 7.05(b)(ii), and without limiting the representations and warranties in Section 7.05(b)(i):

(A)
each of the issued claims in such Patents is valid and enforceable except, as could not reasonably be expected to result in a Material Adverse Effect;

(B)
subsequent to the issuance of such Patents, no Obligor nor any of its Subsidiaries or, to the knowledge of the Obligors, any of its predecessors-in-interest, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Inventions claimed in such Patents;

(C)
to the knowledge of any Obligor and their Subsidiaries, no allowable or allowed subject matter of such Patents is subject to any competing conception claims of allowable or allowed subject matter of any Patents of any third party and have not been the subject of any interference, and no such Patents are or have been the subject of any re- examination, opposition or any other post-grant proceedings, nor is any Obligor or its

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Subsidiaries aware of any basis for any such interference, re-examination, opposition, inter partes review, post grant review, or any other post-grant proceedings;

(D)
no such Patents have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable patent office with respect to any such Patents, no Obligor nor any of its Subsidiaries has received any written notice asserting that such Patents are invalid, unpatentable or unenforceable; and

(E)
all maintenance fees, annuities, and the like due or payable on or with respect to any such Patents have been timely paid; and

(F)
each Obligor, each of its attorneys, agents and relevant employees, have met the duty of candor and good faith required under 37 C.F.R. § 1.56, which includes a duty to disclose all information known to that individual to be “material to patentability,” as such is defined in 37 C.F.R. § 1.56, and complied with any analogous Laws outside the United States.

(iv)
Schedule 7.05(b)(iii) lists all agreements that, to the knowledge of the Obligors and their Subsidiaries, constitute License Agreements.

1.06
No Actions or Proceedings.

(a)
Litigation. There is no litigation, investigation or proceeding pending or, to the knowledge of any Obligor or any of its Subsidiaries, threatened in writing, with respect to such Obligor or any such Subsidiaries by or before any Governmental Authority or arbitrator that, (i) if adversely determined, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) involves this Agreement or any other Loan Document.

(b)
Environmental Matters. Except with respect to any matters that (either individually or in the aggregate) could not reasonably be expected to result in a Material Adverse Effect, no Obligor nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii), has received any material Environmental Claim, or has knowledge that any is threatened, (iv) has entered into any agreement in which such Obligor or any Subsidiary has assumed or undertaken material responsibility or obligations of any other person with respect to any Environmental Liability or (v) has knowledge of any basis for any other material Environmental Liability.

(c)
Labor Matters. No Obligor or any of its Subsidiaries has engaged in unfair labor practices as defined in 29 U.S.C. § §152(8) and 158 of the National Labor Relations Act and there are no pending or threatened in writing labor actions, disputes, grievances, arbitration proceedings, or similar Claims or actions involving the employees of any Obligor or any of its Subsidiaries, in each case that would reasonably be expected

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to have a Material Adverse Effect. There are no strike or work stoppages in existence or threatened in writing against any Obligor and to the knowledge of such Obligor, no union organizing activity is taking place, in each case, that could reasonably be expected to

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have a Material Adverse Effect. There are no collective bargaining agreements covering employees of any Obligor or any of its Subsidiaries.

1.07
Compliance with Laws and Agreements.

(a)
Each Obligor is in compliance with all Laws and all Contracts binding upon it or its property, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. The Obligors and their Subsidiaries are, and all Product Commercialization and Development Activities of such Persons are being conducted, in material compliance with all applicable Healthcare Laws.

(b)
To the knowledge of the Obligors and their respective Subsidiaries, any physician, other licensed healthcare professional, or any other Person who is in a position to refer patients or other business to the Borrower, any other Obligor or any Subsidiaries (collectively, a “Referral Source”) who has a direct ownership, investment, or financial interest in the Borrower, any other Obligor or any such Subsidiary paid fair market value for such ownership, investment or financial interest; any ownership or investment returns distributed to any Referral Source is in proportion to such Referral Source’s ownership, investment or financial interest; and no preferential treatment or more favorable terms were or are offered to such Referral Source compared to investors or owners who are not in a position to refer patients or other business. No Obligor, nor any of its Subsidiaries, directly or indirectly, has or will guarantee a loan, make a payment toward a loan or otherwise subsidize a loan for any Referral Source including, without limitation, any loans related to financing the Referral Source’s ownership, investment or financial interest in the Borrower, any other Obligor or any such Subsidiary.

(c)
Without limiting the generality of the foregoing:

(i)
To the knowledge of the Obligors and their respective Subsidiaries (after due inquiry), on the one hand, and any Referral Source, on the other hand (a) comply, in all material respects, with all applicable Healthcare Laws including, without limitation, the Federal Anti-Kickback Statute, the Stark Law and other applicable anti-kickback and self-referral laws, whether U.S. or non-U.S.; (b) reflect fair market value, have commercially reasonable terms, and were negotiated at arm’s length; and (c) do not obligate the Referral Source to purchase, use, recommend or arrange for the use of any products or services of any Obligor or any of its Subsidiaries; and

(ii)
each Obligor and each of its Subsidiaries have implemented policies and procedures to monitor, collect, and report any payments or transfers of value to certain healthcare providers and teaching hospitals, in accordance, in all material respects, with industry standards and the Affordable Care Act of 2010 and the Physician Payments Sunshine Act and their implementing regulations and state disclosure and transparency laws.

1.08
Taxes. Except as set forth on Schedule 7.08, each Obligor and each of its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and

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has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are

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being contested in good faith by appropriate proceedings and for which such Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

1.09
Full Disclosure. None of the reports, financial statements, certificates or other written information (other than projections, forward-looking information and information of a general economic or industry specific nature) furnished by or on behalf of the Obligors or any of their Subsidiaries to the Administrative Agent (on behalf of itself and the Lenders) in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains when furnished any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered , and it being understood that such projected financial information and all other forward-looking information are not to be viewed as facts are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower or any of its Subsidiaries, and that actual results during the period or periods covered thereby may differ significantly from such projected results and that the differences may be material.

1.10
Investment Company Act and Margin Stock Regulation.

(a)
Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

(b)
Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

1.11
Solvency. The Obligors, on a consolidated basis, are and, immediately after giving effect to the making of the Loans, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent.

1.12
Subsidiaries. Set forth on Schedule 7.12 is a complete and correct list of all direct and indirect Subsidiaries of the Borrower. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in said Schedule 7.12, and the percentage ownership by each Obligor of each such Subsidiary thereof is as shown in said Schedule 7.12.

1.13
Indebtedness and Liens. Set forth on Schedule 7.13(a) is a complete and correct list of all Indebtedness for borrowed money of each Obligor and each of its Subsidiaries outstanding and remaining in place as of the Closing Date. Set forth on Schedule 7.13(b) is a complete and

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correct list of all Liens securing Indebtedness for borrowed money granted by the Obligors and each of their respective Subsidiaries with respect to their respective property and outstanding and remaining in place as of the Closing Date.

1.14
Material Agreements. Except as set forth on Schedule 7.14, no Obligor or any of its Subsidiaries is in material default under any Material Agreement, nor does any Obligor have knowledge of (i) any Claim against it or any of its Subsidiaries for any material breach of any such Material Agreement or (ii) any material default by any party to any such Material Agreement.

1.15
Restrictive Agreements. Except as set forth in Schedule 7.15, as of the Closing Date, no Obligor or any of its Subsidiaries is subject to any Restrictive Agreement, except (i) those permitted under Section 9.11, (ii) restrictions and conditions imposed by Law or by this Agreement, (iii) any stockholder agreement, charter, by-laws, or other organizational documents of an Obligor or any of its Subsidiaries as in effect on the date hereof and (iv) limitations associated with Permitted Liens.

1.16
Real Property. Schedule 7.16 correctly sets forth all real property that is owned or leased by the Obligors, indicating in each case whether the respective property is owned or leased, the identity of the owner and lessee (if applicable) and the location of the respective property. Except as set forth in Schedule 7.16, no Obligor owns or leases (as tenant thereof) any real property as of the Closing Date.

1.17
Pension Matters. Schedule 7.17 sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (i) all Title IV Plans, (ii) all Multiemployer Plans and (iii) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Laws so qualifies. Except for those that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (y) there are no existing or pending (or to the knowledge of any Obligor or any of its Subsidiaries, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or could have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. The Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least sixty percent (60%), and neither any Obligor nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage to fall below sixty percent (60%) as of the most recent valuation date. As of the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.

1.18
Regulatory Approvals.

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(a)
Each Obligor and each of its Subsidiaries holds, and will continue to hold, either directly or through licensees and agents, all Product Authorizations reasonably necessary or required for the Borrower and each of its Subsidiaries to conduct, in all material respects, their respective operations and businesses in the manner currently conducted and to conduct its Product Commercialization and Development Activities.

(b)
No Obligor or any of its Subsidiaries has received any written notice from the FDA or any Governmental Authority that (i) it is considering suspending, revoking or materially limiting any Product Authorization or (ii) it is not likely to approve any applications made to such Governmental Authority with respect to any of the Products or any Material Agreement. The Obligors and their Subsidiaries have made all material required notices, registrations and reports (including required field alerts or other material reports of adverse drug experiences) and other required material filings with respect to each such Person’s Products and Product Commercialization and Development Activities.

(c)
Except as set forth on Schedule 7.18(c), and without limiting the generality of any other representation or warranty made by any Obligor hereunder or under any other Loan Document, except as would not reasonably be expected to adversely impact any Product Commercialization and Development Activities: (i) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any inspection reports, warning letters or notices or similar documents with respect to any Product or any Product Commercialization and Development Activities from any Regulatory Authority within the last two (2) years that asserts material lack of compliance with any applicable Healthcare Laws or Product Authorizations; (ii) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any material notification from any Regulatory Authority within the last two (2) years, asserting that any Product or any Product Commercialization and Development Activities lacks a required Product Authorization;
(iii)
there is no pending regulatory action, investigation or inquiry (other than non- material routine or periodic inspections or reviews) against any Obligor, any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities, and, to the knowledge of any Obligor, there is no basis in fact for any material adverse regulatory action against such Obligor or any of its Subsidiaries or, to the knowledge of any Obligor, any of their respective suppliers agents, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities; and (iv) without limiting the foregoing, (A) (1) there have been no material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, undertaken or issued by any Obligor or any of its Subsidiaries, whether voluntary, at the request, demand or order of any Regulatory Authority or otherwise, with respect to any Product, any Product Commercialization and Development Activities or any Product Authorization within the last two (2) years, (2) no such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like has been requested, demanded or ordered by any Regulatory

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Authority within the last two (2) years, and, to the knowledge of any Obligor, there is no basis in fact for

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the issuance of any such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like with respect to any Product or any Product Commercialization and Development Activities, and (B) no criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Regulatory Authority within the last two (2) years with respect to or in connection with any Product or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to any Product or any Product Commercialization and Development Activities, and, to the knowledge of each Obligor, there is no basis in fact for the commencement of any criminal injunctive, seizure, detention or civil penalty action by any Regulatory Authority relating to any Product or any Product Commercialization and Development Activities or for the issuance of any consent decree. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities, who has been debarred from any federal healthcare program.

1.19
Transactions with Affiliates. Except as set forth on Schedule 7.19, no Obligor nor any of its Subsidiaries has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate having a value in excess of $1,000,000.

1.20
OFAC; Anti-Terrorism Laws.

(a)
Neither the Borrower nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any applicable Anti-Terrorism Laws.

(b)
Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who is now or was then the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. No Loan, nor the proceeds from any Loan, has been or will be used, directly or, to the knowledge of the Borrower, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated Jurisdiction in violation of Sanctions or for the purpose of funding any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, in violation of Sanctions, or in any other manner that will result in any violation by any party to this Agreement of Sanctions.

1.21
Anti-Corruption. Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any of their respective directors, officers or employees, directly

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or, to the knowledge of the Borrower, indirectly, has (i) materially violated or is in material

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violation of any applicable anti-corruption Law, or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or, to the knowledge of the Borrower, indirectly, any Prohibited Payment.

1.22
Priority of Obligations. The Obligations constitute unsubordinated obligations of the Obligors, and except for any obligations which have priority under applicable Law, rank at least pari passu in right of payment with all other unsubordinated Indebtedness of the Obligors.

1.23
Royalty and Other Payments. Except as set forth on Schedule 7.23, no Obligor, nor any of its Subsidiaries, is obligated to pay any royalty, milestone payment, deferred payment or any other contingent payment in respect of any Product.

1.24
Non-Competes. Neither the Borrower, any other Obligor, nor any of their respective Subsidiaries, nor any of their respective directors, officers or employees, is subject to a non- compete agreement that prohibits or will interfere in any material respect with any of the Product Commercialization and Development Activities, including the development, commercialization or marketing of any Product.

1.25
Security Interest. The Security Documents provide the Secured Parties with effective, valid, legally binding and enforceable first priority Liens on all of the Collateral, subject to Permitted Liens. As of the Closing Date, (a) there are no security interests in, or Liens on, any of the Collateral other than Liens in favor of the Secured Parties as security for the Obligations and

(b) all necessary action (including as described in Section 7.03) has been taken under applicable Law to (i) establish and perfect the first priority rights of the Secured Parties in and to the Collateral, if applicable, and (ii) terminate and/or release all existing security interests in, and Liens on, the Collateral, in each case, under their respective applicable Law, in each case of clauses (a) and (b), subject to Permitted Liens.

1.26
Data Privacy. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Borrower, any other Obligor, nor any of their respective Subsidiaries has experienced any material breach of security or unauthorized access by third parties of any personally identifiable information from any individuals, including any customers, prospective customers employees or other Third Parties that is in its possession, custody, or control.

SECTION 8.

AFFIRMATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) have been indefeasibly paid in full in cash:

1.01
Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent:

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(a)
as soon as available and in any event within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year (i) the consolidated balance

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sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such fiscal quarter, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (iii) a certificate of a Responsible Officer of the Borrower stating that (x) such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at such date and (y) the results of operations of the Borrower and its Subsidiaries for the period ended on such date have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; provided that documents required to be furnished pursuant to this Section 8.01(a) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” (with the related certificate separately delivered);

(b)
as soon as available and in any event within ninety (90) days after the end of each fiscal year (i) the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and, such report and opinion shall not be subject to any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by a Responsible Officer of the Borrower; provided that documents required to be furnished pursuant to this Section 8.01(b) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website; provided, however, that any such report shall not be considered qualified due to the inclusion of an emphasis of matter paragraph in the audit opinion based on the impending maturity date of any Indebtedness under this Agreement within 12 months of the date of such report, the prospective breach of any financial covenant hereunder or liquidity issues due to ordinary course liabilities;

(c)
together with the financial statements required pursuant to Section 8.01(a) and (b), a compliance certificate signed by a Responsible Officer of the Borrower as of the end of the applicable accounting period (which delivery may be by electronic communication including fax or email and shall be deemed to be an original, authentic counterpart thereof for all purposes) substantially in the form of Exhibit E (a “Compliance Certificate”) including details of any issues that are material that are raised by auditors and any occurrence or existence of any event, circumstance, act or omission that would cause any representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 to be incorrect in any material respect (or in any respect if such

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representation or warranty is qualified by materiality or by reference to Material Adverse Effect or Material Adverse Change) if such representation or warranty were to be made at the time of delivery of a Compliance Certificate. For the avoidance of doubt, no representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 is required to be, shall be or shall be deemed to be made in connection with a delivery of any Compliance Certificate;

(d)
after being prepared by the Borrower and approved by its Board, and promptly following the Administrative Agent’s request therefor, a consolidated budget for the Borrower and its Subsidiaries for the fiscal year to which such budget relates; provided that, for each fiscal year, on or before the sixtieth (60th) day following the beginning of such fiscal year, the Borrower shall prepare, and its Board shall approve, such consolidated budget for such fiscal year, and the Borrower shall notify the Administrative Agent promptly after the Board has given such approval;

(e)
promptly after the same are released, copies of all press releases (other than any press release that is immaterial, routine or administrative in nature); provided that documents required to be furnished pursuant to this Section 8.01(e) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(f)
promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which the Borrower may become subject from time to time concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor, in each case, excluding any investigation or inquiry that is immaterial, routine or administrative in nature; provided that documents required to be furnished pursuant to this Section 8.01(f) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(g)
promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent generally to the stockholders of each Obligor and its Subsidiaries, and copies of all annual, regular, periodic and special reports and registration statements which any Obligor or its Subsidiaries may file or be required to file with any securities regulator or exchange to the authority of which such Obligor or such Subsidiary, as applicable, may become subject from time to time; provided that documents required to be furnished pursuant to this Section 8.01(g) may be delivered electronically and if so delivered, shall be deemed furnished on the date that such documents are filed for public availability on “EDGAR” or the Borrower’s website;

(h)
the information regarding insurance maintained by the Borrower and its Subsidiaries as and when required under Section 8.05;

(i)
promptly and in any event within five (5) Business Days after the

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Borrower obtains knowledge of any Claim related to any Product or inventory involving

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more than $2,500,000 (or the Equivalent Amount in other currencies), written notice thereof from a Responsible Officer of the Borrower which notice shall include a statement setting forth details of such return, recovery, dispute or claim;

(j)
together with the delivery of the Compliance Certificate, evidence reasonably satisfactory to the Administrative Agent, based upon the Borrower’s bank account statements that the Borrower has met its minimum liquidity requirement set out in Section 10.01; and

(k)
such other information respecting the businesses, financial performance, operations, condition of the assets or liabilities of the Obligors (including with respect to the Collateral), taken as a whole, as the Administrative Agent may from time to time reasonably request.

1.03
Notices of Material Events. The Borrower will furnish to the Administrative Agent written notice of the following (x) with respect to clause (a) below within three (3) Business Days and (y) with respect to clause (b) through (n) below, within five (5) Business Days, in each case, after a Responsible Officer of the Borrower first learns of or acquires knowledge with respect to:

(a)
the occurrence of any Default or Event of Default;

(b)
the occurrence of any event with respect to the property or assets of the Borrower or any of its Subsidiaries resulting in a Loss aggregating $2,500,000 (or the Equivalent Amount in other currencies) or more;

(c)
(i) any proposed acquisition of stock, assets or property by the Borrower or any of its Subsidiaries that could reasonably be expected to result in material Environmental Liability, and (ii) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material by the Borrower or any of its Subsidiaries required to be reported to any Governmental Authority or that could reasonably be expected to result in material Environmental Liability;

(d)
the assertion of any Claim under any Environmental Law by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and any alleged liability or non-compliance with any Environmental Laws or any permits, licenses or authorizations issued pursuant to Environmental Laws which could reasonably be expected to involve damages in excess of $2,500,000 (or the Equivalent Amount in other currencies) other than any such Claim or alleged violation that would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

(e)
the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates that would reasonably be expected to result in a Material Adverse Effect;

(f)
(i) the intention of any ERISA Affiliate to file any notice of intent to

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terminate any Title IV Plan, a copy of such notice and (ii) the filing by any ERISA

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Affiliate of a request for a minimum funding waiver under Section 412 of the Code with respect to any Title IV Plan or Multiemployer Plan, in each case in writing and in reasonable detail (including a description of any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto);

(g)
(i) the termination of any Permitted License that is material to the Product Commercialization and Development Activities or any Material Agreement, other than in accordance with its terms and not as a result of a breach or default, (ii) the receipt by the Borrower or any of its Subsidiaries of any notice of a breach or default (and a copy of such notice) under any Permitted License that is material to the Product Commercialization and Development Activities or any Material Agreement asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Permitted License or Material Agreement,

(iii) the entering into of (A) any new Material Agreement by any Obligor (and a copy thereof) or (B) any Permitted License that is material to the Product Commercialization and Development Activities or (iv) any material amendment to a Permitted License that is material to the Product Commercialization and Development Activities or Material Agreement that would be adverse in any material respect to the Lenders (and a copy thereof); provided, that the Borrower shall not be required to provide such notice if such documents become publicly available on “EDGAR” or the Borrower’s website within the time period notice would otherwise be required pursuant to this Section 8.02;

(h)
any material change in accounting policies or financial reporting practices by the Borrower or any of its Subsidiaries (other than as required under GAAP);

(i)
any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor that could reasonably be expected to result in a Material Adverse Effect;

(j)
any Contract entered into by the Borrower or any of its Subsidiaries in connection with any Claim of actual or alleged infringement, misappropriation or violation of any Intellectual Property by or against the Borrower or any of its Subsidiaries that is reasonably expected to result in material liability to or material disruption to the business of, or otherwise be material to, any Obligor or any of their Subsidiaries;

(k)
the creation, development or other acquisition (including any in-bound exclusive licenses) of any Material Intellectual Property by the Borrower or any Subsidiary after the Closing Date that is issued, registered or becomes issued, registered or the subject of an application for issuance or registration with the any Governmental Authority; provided that, with respect to any such Material Intellectual Property created, developed or acquired (including through any in-bound exclusive license) in any fiscal year, notice thereof pursuant to this Section 8.02(k) shall be made in accordance with the timing of the financial statements for such fiscal year required pursuant to

Section 8.01(b);

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(l)
any change to any Obligor’s or any of its Subsidiaries’ ownership of any Controlled Account, by delivering the Administrative Agent a notice setting forth a complete and correct list of all such accounts as of the date of such change; and

(m)
any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Nothing in this Section 8.02 is intended to waive, consent to or otherwise permit any action or omission that is otherwise prohibited by this Agreement or any other Loan Document.

1.04
Existence. Such Obligor shall, and shall cause each of its Subsidiaries to, preserve, renew and maintain in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03 or any Asset Sale permitted under Section 9.09.

1.05
Payment of Obligations. Such Obligor will, and will cause each of its Subsidiaries to, pay and discharge its obligations, including (i) all material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of the Borrower or any of its Subsidiaries not constituting a Permitted Lien, except to the extent such Taxes, fees, assessments or governmental charges or levies or such claims are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property not constituting a Permitted Lien.

1.06
Insurance. Such Obligor will, and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Upon the request of the Administrative Agent, the Borrower shall furnish the Administrative Agent from time to time with (i) material information as to the insurance carried by it and, if so requested, copies of all such insurance policies and (ii) a certificate from the Borrower’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Secured Parties to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case, the Borrower will be responsible for the reasonable and documented cost of such insurance (to be payable on demand). The amount of any such reasonable and documented expenses shall accrue interest at the Default Rate if not paid on demand and shall constitute “Obligations.” Such Obligor shall cause each such policy of insurance (with respect to each such policy outstanding as of the Closing Date, within the time

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period set forth in Section 8.18) to (i) name the Administrative Agent, on behalf of the Secured

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Parties, as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy (including business interruption, if any) contain a lender loss payable clause or endorsement naming the Administrative Agent, on behalf of the Secured Parties, as loss payee thereunder and providing for at least twenty (20) days’ (ten (10) days’ in the case of nonpayment of premium) prior written notice to the Administrative Agent of any cancellation of such policy, and otherwise reasonably satisfactory in form and substance to the Administrative Agent.

1.06
Books and Records; Inspection Rights. Such Obligor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct (in all material respects) entries are made of all dealings and transactions in relation to its business and activities. Such Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or the Lenders, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition (financial or otherwise) with its officers and independent accountants (so long as a representative of the Borrower is provided a reasonable opportunity to participate in any such discussion), during normal business hours (but not more often than once per year in total for all such visits and inspections unless an Event of Default has occurred and is continuing) as the Administrative Agent or the Lenders may reasonably request; provided that such representative shall use its commercially reasonable efforts to minimize disruption to the business and affairs of the Borrower as a result of any such visit, inspection, examination or discussion. Notwithstanding anything to the contrary contained herein or any other provision of the Loan Documents, no Obligor nor any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes Trade Secrets or proprietary information, (ii) in respect of which disclosure to any Lender (or their respective representatives or contractors) is prohibited by any applicable Law or any binding agreement with a third party (so long as such agreement is not entered into in contemplation of this Agreement) or (iii) that is subject to attorney-client or similar privilege, which could reasonably be expected to be lost or forfeited if disclosed to the Administrative Agent or any Lender. The Borrower shall pay all reasonable and documented costs of all such inspections.

1.07
Compliance with Laws and Other Obligations. Such Obligor will, and will cause each of its Subsidiaries to, (i) comply with all Laws (including Anti-Terrorism Laws, Sanctions and Environmental Laws) applicable to it and its business activities, (ii) comply in all material respects with all Healthcare Laws and Governmental Approvals (including Product Authorizations) applicable to it and its business activities and (iii) maintain in full force and effect, remain in compliance with, and perform all obligations under all Material Agreement to which it is a party, except, in the case of clause (i) and (iii) above, where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each Obligor shall maintain in effect and enforce policies and procedures reasonably designed to promote compliance by such Obligor, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Terrorism Laws and Sanctions.

1.08
Maintenance of Properties, Etc. Such Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its assets and properties, including all assets and properties, whether tangible or intangible, relating to its Products or Product

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Commercialization

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and Development Activities, necessary or useful in the conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted and except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

1.09
Licenses. Such Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties (including its Product Commercialization and Development Activities), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

1.10
Use of Proceeds. The proceeds of the Loans will be used only as provided in

Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

1.11
Certain Obligations Respecting Subsidiaries; Further Assurances.

(a)
Subsidiary Guarantors, etc. Subject to clauses (c) and (d) below, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary, the Borrower shall promptly (and in any event within thirty (30) calendar days):

(i)
cause such new Subsidiary to become a “Subsidiary Guarantor” hereunder pursuant to a Guarantee Assumption Agreement and a “Grantor” under the Security Agreement;

(ii)
take such action or cause such Subsidiary to take such action (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be reasonably necessary or desirable or reasonably requested by the Administrative Agent in order to create and perfect, in favor of the Administrative Agent, for the benefit of the Secured Parties, valid and enforceable first priority Liens (subject only to Permitted Priority Liens) on substantially all of the personal property of such new Subsidiary as collateral security for the Obligations hereunder as and when required by the terms of the Security Agreement; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents and the Intercompany Subordination Agreement;

(iii)
to the extent that the parent of such Subsidiary is not a party to the Security Agreement or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Agreement and this Agreement, cause the parent (if possible) of such Subsidiary to execute and deliver a pledge agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all outstanding issued shares of such Subsidiary;

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(iv)
deliver such proof of corporate action, incumbency of officers, and other applicable documents as is consistent with those delivered by each Obligor pursuant to

Section 6.01 or as the Administrative Agent shall reasonably request; and

(v)
cause each new Subsidiary to become a party to the Intercompany Subordination Agreement.

(b)
Further Assurances. Subject to clause (c) and (d) below:

(i)
such Obligor will take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement and the Security Agreement;

(ii)
in the event that such Obligor creates, develops or otherwise acquires Intellectual Property during the term of this Agreement, then the provisions of this Agreement and the Security Agreement shall and hereby does automatically apply thereto and any such Intellectual Property shall automatically constitute and hereby does constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such creation, development or acquisition;

(iii)
without limiting the generality of the foregoing, each Obligor will, and will cause each Person that is required to be a Subsidiary Guarantor to, take such action from time to time (including joining the Security Agreement and delivering shares of stock together with undated transfer powers executed in blank, applicable control agreements and other instruments) as shall be reasonably requested by the Administrative Agent to create, in favor of the Secured Parties, perfected security interests and Liens in substantially all of the personal property (other than Excluded Assets (as defined in the Security Agreement)) of such Obligor as collateral security for the Obligations as and when required by the terms of the Loan Documents; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents; provided, further that, without limiting the right of the Administrative Agent to require a Lien or security interest in any newly acquired or created Subsidiary or asset, upon the prior written request of the Borrower, the Borrower and the Administrative Agent shall consult, in good faith, as to whether the cost of obtaining a Lien or security interest thereon would be unreasonably excessive relative to the benefit thereof. Notwithstanding anything to the contrary herein or in any other Loan Document, none of the Obligors and their respective Subsidiaries shall be required to take any action in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction to create any security interests in assets located or titled outside of the United States or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements, pledge agreements or other collateral documents governed under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia); and

(iv)
promptly (and in any event within ten (10) Business Days) following the acquisition by any Obligor following the Closing Date of any fee interest in real property or lessee interest under a ground lease having a value in excess of $10,000,000, such Obligor shall notify Administrative Agent of such fact and shall, if so requested by Administrative Agent, within sixty (60) days following such request by Administrative Agent (or such longer period

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as

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agreed by Administrative Agent in its reasonable discretion), with respect to any such owned or leased real estate, deliver or cause to be delivered to Administrative Agent the following (collectively, “Mortgage Deliverables”): (A) a mortgage or deed of trust, as applicable, in form and substance reasonably satisfactory to Administrative Agent, executed by the title holder thereof and recorded in the applicable jurisdiction, granting Administrative Agent, on behalf of the Lenders, a first priority Lien on the fee or lessee interest in such real estate, (B) a lender’s title insurance policy issued by a title insurer reasonably satisfactory to Administrative Agent in form and substance and in amounts reasonably satisfactory to Administrative Agent insuring Administrative Agent’s, for itself and on behalf of the Lenders, first priority Lien in the fee or lessee interest in such real estate, free and clear of all defects and encumbrances except Permitted Liens, (C) a current ALTA survey, certified to Administrative Agent, for itself and on behalf of the Lenders, by a licensed surveyor, in form and substance reasonably satisfactory to

Administrative Agent, or survey affidavits sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception, (D) a certificate, in form and substance reasonably acceptable to Administrative Agent, to Administrative Agent from a national certification agency acceptable to Administrative Agent, indicating whether such real estate is located in a special flood hazard area and (E) legal opinions in form and substance reasonably acceptable to Administrative Agent from one or more law firms reasonably acceptable to Administrative Agent opining as to due execution, authority, noncircumvention, recordability, perfection and enforceability of such mortgage or deed of trust.

(c)
CFCs, etc. Notwithstanding any term or provision of this Agreement to the contrary notwithstanding, (x) no Subsidiary that is a (i) CFC, (ii) CFC Holding Company or (iii) Domestic Subsidiary of either of the foregoing, shall be required to become a Subsidiary Guarantor, and (y) the Obligors shall not be required to pledge (or cause to be pledged) to the Administrative Agent, for the benefit of the Secured Parties, Equity Interests of any Subsidiary representing, in the aggregate, more than sixty-five percent (65%) of the Equity Interests of any CFC or CFC Holding Company.

1.13
Termination of Non-Permitted Liens. In the event that any Obligor shall become aware of, or be notified by the Administrative Agent or any Lender of the existence of, any outstanding Lien against any assets or property of such Obligor or any of its Subsidiaries, which Lien is not a Permitted Lien, such Obligor shall use its commercially reasonable efforts to promptly terminate or cause the termination of such Lien. This provision shall not limit any rights or remedies the Administrative Agent and Lenders have upon the occurrence and during the continuance of an Event of Default.

1.14
Board Materials. The Borrower shall deliver to the Administrative Agent: (i) copies of any agenda and other written materials provided to the board of directors (or any committee thereof) of the Borrower prior to any meeting of the board of directors (or such committee thereof), at or reasonably promptly after such materials are furnished to the members of the board of directors (or such committee thereof), (ii) copies of all minutes of meetings of the board of directors (or any committee thereof) of the Borrower at or promptly after such minutes are furnished to the members of the board of directors (or such committee thereof), (iii) copies of all material written consents duly passed by the board of directors (or any committee thereof) of the Borrower and (iv) copies of any regular periodic materials presented to the board of directors (or any committee thereof) of the Borrower reporting on the current, past or future

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financial

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performance and business and operations of the Borrower or any of its Subsidiaries (which shall include, among other things, development updates with respect to material Products, and updates with respect to material events relating to other Material Agreements), at or promptly upon presentation of such materials to the board of directors (or such committee thereof); provided that any such material may be redacted by the Borrower to exclude (A) any confidential information relating to executive compensation, (B) minutes and other materials prepared exclusively for executive sessions of the independent directors of the board of directors or any committee thereof, (C) information to the extent the Royalty Interest Financing Agreement, the Royalty Interest Financing, this Agreement, the transactions contemplated by this Agreement, the Oaktree Lender, the Administrative Agent, or any lender or investor in the Royalty Interest Financing is the subject of such information, (D) any information with respect to which the Borrower has determined in good faith such exclusion or redaction is reasonably necessary to preserve attorney-client privilege with respect to any matter, or such exclusion or redaction is otherwise required to comply with applicable laws or regulations, (E) any information that would raise a conflict of interest with the Oaktree Lender, the Administrative Agent or any lenders or any investor in the Royalty Interest Financing or (F) individually identifiable health information (as defined by HIPAA) or other confidential information relating to healthcare patients; provided, further that such redactions are restricted so as to be only as extensive as is reasonably necessary in order to exclude information described in clauses (A) through (F).

1.14
[Reserved].

1.15
Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc. With respect to the Products and all Product Commercialization and Development Activities, such Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to, (i) maintain in full force and effect all Regulatory Approvals, Material Agreements, Material Intellectual Property and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the operations of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect, (ii) maintain in full force and effect, and pay all costs and expenses relating to, such Regulatory Approvals, Material Agreements and Material Intellectual Property owned, used or controlled by such Obligor or any such Subsidiary that are used in or necessary for any related Product Commercialization and Development Activities, except as would not be reasonably expected to have a Material Adverse Effect, (iii) promptly after obtaining knowledge thereof, notify the Administrative Agent of any infringement, misappropriation or other violation by any Person of such Obligor’s or any such Subsidiaries’ Intellectual Property, which infringement, misappropriation or other violation is or could reasonably be expected to be material to the business of such Obligor (including any Product Commercialization and Development Activities), and stop, curtail or abate such infringement, misappropriation or violation if, and to the extent, determined appropriate by the Borrower in the exercise of its prudent business judgment and (iv) promptly after obtaining knowledge thereof, notify the Administrative Agent of any Claim by any Person that the conduct of the business of any Obligor or any of its Subsidiaries, including in connection with any Product Commercialization and Development Activities, has infringed, misappropriated or violated any Intellectual Property of such Person, where such Claim could reasonably be expected to have a Material Adverse Effect.

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1.16
ERISA Compliance. Such Obligor shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Plans to which such Obligor or such Subsidiary is a party as an employer, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

1.17
Cash Management. Such Obligor shall, and shall cause each of its Subsidiaries to:

(a)
at all times after the Account Control Agreement Completion Date, cause each deposit account, disbursement account, investment account (or other similar account) and lockbox of any Obligor maintained within the U.S. (in each case, other than any Excluded Accounts) to be subject at all times to an account control agreement between the applicable Obligor, the Administrative Agent and the applicable depositary institution in favor of the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent (each such deposit account, disbursement account, investment account (or similar account) and lockbox, a “Controlled Account”) that (A) ensures, to the extent necessary under applicable law, the perfection of a first priority security interest in favor of the Administrative Agent on such Controlled Account, (B) provides that, upon written notice from the Administrative Agent, such depositary institution shall comply with instructions originated by the Administrative Agent directing disposition of the funds in such Controlled Account without further consent of the applicable Obligor and (C) may not be terminated without prior written consent of the Administrative Agent; and

(b)
at any time after the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent, each Obligor shall cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance reasonably satisfactory to the Administrative Agent.

1.18
Post-Closing Obligations.

(a)
Controlled Accounts. Within sixty (60) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion) (the “Account Control Agreement Completion Date”), the Administrative Agent shall have received evidence that (i) all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts (other than Excluded Accounts) of each Obligor located within the U.S. are Controlled Accounts to the extent required to comply with the requirement of Section 8.17;

(b)
Within sixty (60) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), all such insurance policies required pursuant to each Loan Document shall name the Administrative Agent (for its benefit and the benefit of the Lenders) loss payee or additional insured, as applicable, and provide that no cancellation of the policies will be made without at least twenty (20) days’ (ten (10) days’ in the case of nonpayment of premium) prior written notice to the Administrative Agent.

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(c)
Within ninety (90) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), Borrower shall use commercially reasonable efforts to obtain a Landlord Consent with respect to the leased property at 201 Elliott Ave W, Suite 260, Seattle, WA 98119.

(d)
Within thirty (30) days following the Closing Date (or such longer period of time as agreed by the Administrative Agent in its sole discretion), Borrower shall deliver to the Administrative Agent the original stock certificate representing equity interests of Impel NeuroPharma Australia PTY Ltd.

SECTION 9.

NEGATIVE COVENANTS

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made), have been indefeasibly paid in full in cash:

1.01
Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a)
the Obligations;

(b)
Indebtedness existing on the date hereof and set forth on Schedule 7.13(a) and Permitted Refinancings thereof; provided that, if such Indebtedness is intercompany Indebtedness, (x) any Permitted Refinancing of such Indebtedness shall also be intercompany Indebtedness among the same parties and (y) such Indebtedness and any Permitted Refinancing thereof shall be subject to the Intercompany Subordination Agreement;

(c)
accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of such Obligor’s or such Subsidiary’s business in accordance with customary terms and paid within ninety days of the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

(d)
Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection in the Ordinary Course;

(e)
Indebtedness of an Obligor owing to any other Obligor, in each case, subject to the Intercompany Subordination Agreement;

(f)
Indebtedness of any Subsidiary that is not an Obligor owing to any other Subsidiary that is not an Obligor;

(g)
Indebtedness of any Obligor owing to any Subsidiary that is not an

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Obligor, subject to the Intercompany Subordination Agreement; provided that any such Indebtedness shall not exceed $5,000,000 in the aggregate outstanding at any time;

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(h)
[Reserved];

(i)
Guarantees by any Obligor of Permitted Indebtedness of any other Obligor;

(j)
Ordinary Course Capital Lease Obligations and purchase money Indebtedness; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto and (ii) the outstanding principal amount of such Indebtedness does not exceed

$5,000,000 in the aggregate at any time;

(k)
Indebtedness under (i) Permitted Hedging Agreements and (ii) Permitted Bond Hedge Transactions not exceeding, net of the proceeds of any Permitted Warrant Transactions entered in connection therewith, 15% of the proceeds obtained in the related Permitted Convertible Debt issuance;

(l)
Indebtedness assumed pursuant to any Permitted Acquisition; provided that (i) no such Indebtedness (individually) shall exceed 15% of the total purchase price paid in connection with such Permitted Acquisition, (ii) the aggregate outstanding principal amount of Indebtedness permitted pursuant to this Section 9.01(l) shall not exceed $10,000,000 (or the Equivalent Amount in other currencies) at any time outstanding and (iii) no such Indebtedness was created or incurred in connection with, or in contemplation of, such Permitted Acquisition;

(m)
[Reserved];

(n)
Indebtedness pursuant to the Royalty Interest Financing Agreement;

(o)
other Indebtedness in an aggregate outstanding principal amount not to exceed $5,000,000 (or the Equivalent Amount in other currencies);

(p)
Permitted Convertible Debt in aggregate principal amount not to exceed

$150,000,000 in principal aggregate amount at any time outstanding;

(q)
Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created, or related to obligations or liabilities incurred, in the Ordinary Course, including in respect of workers compensation claims, health, disability or other employee benefits or property, leases, commercial contracts, Indebtedness permitted pursuant to Section 9.01(s), casualty or liability insurance or self- insurance or other reimbursement-type obligations regarding workers compensation claims;

(r)
Indebtedness arising in connection with the financing of insurance premiums in the Ordinary Course;

(s)
Indebtedness in respect of (i) performance bonds, bid bonds, appeal bonds,

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surety bonds and completion guarantees and similar obligations arising in the Ordinary

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Course and (ii) customary indemnification obligations in connection with Permitted Acquisitions;

(t)
Indebtedness in respect of netting services, overdraft protections, business credit cards, purchasing cards, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services in each case in the Ordinary Course; and

(u)
purchase price adjustments, indemnity payments and other Deferred Acquisition Consideration in connection with any Permitted Acquisition, in each case that are permitted pursuant to the definition of “Permitted Acquisition”.

1.03
Liens. Such Obligor will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property now owned by it or such Subsidiary, except:

(a)
Liens securing the Obligations;

(b)
any Lien on any property or asset of such Obligor or any of its Subsidiaries existing on the date hereof and set forth on Schedule 7.13(b) and renewals and extensions thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien; provided that (i) no such Lien (including any renewal or extension thereof) shall extend to any other property or asset of such Obligor or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and renewals, extensions and replacements thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien that do not increase the outstanding principal amount thereof other than by an amount equal to unpaid interest and premiums thereon, including tender premium, and any customary and reasonable underwriting discounts, fees, commissions and expenses associated with such extension, renewal or replacement;

(c)
Liens securing Indebtedness permitted under Section 9.01(j); provided that such Liens are restricted solely to the collateral described in Section 9.01(j);

(d)
Liens imposed by any Law arising in the Ordinary Course, including (but not limited to) carriers’, warehousemen’s, suppliers’, landlords’, and mechanics’ liens, liens relating to leasehold improvements and other similar Liens arising in the Ordinary Course which (x) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such Person and would not otherwise constitute an Event of Default or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP;

(e)
pledges or deposits made in the Ordinary Course in connection with bids, contract leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation;

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(f)
Liens securing Taxes, assessments and other governmental charges, the payment of which is either (i) not yet due and payable or (ii) is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(g)
servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by any Law and Liens consisting of zoning or building restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or any of their Subsidiaries;

(h)
with respect to any real property, (i) such defects or encroachments as might be revealed by an up-to-date survey of such real property; (ii) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real property pursuant to all applicable Laws; and
(iii)
rights of expropriation, access or user or any similar right conferred or reserved by or in any Law, which, in the aggregate for clauses (i), (ii) and (iii), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors or its Subsidiaries;

(i)
Bankers liens, rights of setoff and similar Liens incurred on deposits or other assets credited to any deposit or securities account made in the Ordinary Course;

(j)
Liens securing Indebtedness permitted under Section 9.01(l); provided that (i) such Lien is not created in contemplation of or in connection with such Permitted Acquisition pursuant to which such Indebtedness was assumed, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary other than the assets subject to such Liens immediately prior to the consummation of such and (iii) such Lien shall secure only those obligations that it secured immediately prior to the consummation of such Permitted Acquisition and Permitted Refinancings thereof;

(k)
Liens securing Indebtedness permitted under Sections 9.01(q), (r), (s) and

(t).

(l)
any judgment lien or lien arising from decrees or attachments not constituting an Event of Default;

(m)
Liens arising from precautionary UCC financing statement filings regarding operating leases of personal property and consignment arrangements entered into in the Ordinary Course;

(n)
other Liens not securing borrowed money which secure obligations in an

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aggregate amount not to exceed $5,000,000 (or the Equivalent Amount in other currencies) at any time outstanding;

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(o)
Liens securing Indebtedness permitted under clause (n) of Section 9.01 and which are subject to the Permitted Intercreditor Agreement;

(p)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and incurred in the Ordinary Course;

(q)
Permitted Licenses;

(r)
Liens on cash and Cash Equivalents securing obligation under Permitted Hedging Agreements;

(s)
(i) Liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security and other like obligations incurred in the Ordinary Course (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Obligor or any Subsidiary in the Ordinary Course supporting obligations of the type set forth in clause (i) above;

(t)
to the extent constituting a Lien, customary cash escrow arrangements securing indemnification obligations associated with a Permitted Acquisition or any other Investment permitted under Section 9.05 not to exceed $5,000,000;

(u)
interests of licensors under inbound licenses to any Obligor; and

(v)
the interests of sub-lessees under subleases of real property and statutory or common law Liens of landlords;

provided that no Lien otherwise permitted under any of the foregoing clauses (b), (c), (d), (e) and (g) through 9.02(p) of this Section 9.02 shall apply to any Material Intellectual Property, except for Liens securing Indebtedness permitted under clause (o) of this Section 9.02.

1.03
Fundamental Changes and Acquisitions. Such Obligor will not, and will not permit any of its Subsidiaries to, (i) enter into any transaction of merger, amalgamation or consolidation (or otherwise merge, amalgamate or consolidate), (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (iii) sell or issue any of its Disqualified Equity Interests or
(iv)
other than Permitted Acquisitions, make any Acquisition or otherwise acquire any business or substantially all the property from, or Equity Interests of, or be a party to any Acquisition of, any Person, except:

(a)
the merger, amalgamation or consolidation or liquidation of any (i) Subsidiary with or into any Obligor; provided that with respect to any such transaction involving (x) the Borrower, the Borrower must be the surviving or successor entity of such transaction and (y) any other Obligor, such Obligor must be the surviving or successor entity of such transaction (unless such transaction involves more than one Obligor, then an Obligor must be the surviving or successor entity of such transaction) or

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(ii) any Subsidiary that is not an Obligor with or into any other Subsidiary that is not an Obligor;

4882-5123-7900 v.12

(b)
the sale, lease, transfer or other disposition by (i) any Subsidiary of any or all of its property (upon voluntary liquidation or otherwise) to any Obligor or (ii) any Subsidiary that is not an Obligor of any or all of its property (upon voluntary liquidation or otherwise) to any other Subsidiary that is not an Obligor;

(c)
the sale, transfer or other disposition of the Equity Interests of (i) any Subsidiary to any Obligor or (ii) any Subsidiary that is not an Obligor to any other Subsidiary that is not an Obligor;

(d)
mergers, amalgamations or consolidations of any Subsidiary to effectuate an Asset Sale permitted under Section 9.09;

(e)
any Subsidiary may dissolve, liquidate or wind up its affairs at any time, provided, that, such dissolution, liquidation or winding up could not reasonably be expected to have a Material Adverse Effect and all of its assets and business are transferred to an Obligor or solely in the case of a Subsidiary that is not an Obligor, another Subsidiary that is not an Obligor prior to or concurrently with such dissolution, liquidation or winding up; and

(f)
in connection with any Permitted Acquisition or other Investment permitted under Section 9.05, the Borrower or any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (i) the Person surviving such merger or consolidation with any Subsidiary shall be a direct or indirect wholly-owned Subsidiary of the Borrower, (ii) in the case of any such merger or consolidation to which the Borrower is a party, the Borrower is the surviving Person, and (iii) in the case of any such merger or consolidation to which a Subsidiary Guarantor is a party, the surviving Person is such Subsidiary Guarantor or concurrently therewith becomes a Subsidiary Guarantor.

1.04
Lines of Business. Such Obligor will not, and will not permit any of its Subsidiaries to, engage in any business other than the business engaged in on the date hereof by such Persons or a business reasonably related, incidental or complementary thereto or reasonable expansions or extensions thereof.

1.05
Investments. Such Obligor will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a)
Investments (but without giving effect to the cash return provision contained in the definition thereof) outstanding on the date hereof and identified in Schedule 9.05 and any renewals, amendments and replacements thereof that do not increase the amount thereof of any such Investment, net of cash returns thereon, or require that any additional Investment be made (unless otherwise permitted hereunder);

(b)
operating deposit accounts with banks (or similar deposit-taking institutions) and securities accounts that, in the case maintained by Obligors, shall, after

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the Account Control Agreement Completion Date, be, Controlled Accounts (unless such accounts constitute Excluded Accounts);

4882-5123-7900 v.12

(c)
extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course;

(d)
Permitted Cash Equivalent Investments;

(e)
Investments by an Obligor (i) in another Obligor, (ii) in connection with a Permitted Acquisition, or (iii) in a Subsidiary that is not an Obligor; provided that Investments made pursuant to this clause (iii) shall not exceed an amount permitted under Section 9.01(g).

(f)
Investments by a Subsidiary that is not an Obligor in any other Subsidiary that is not an Obligor;

(g)
Investments permitted by Borrower’s investment policy as approved in writing (including any amendments thereto) by the Administrative Agent following the Closing Date;

(h)
Investments consisting of prepaid expenses, deposits under commercial contracts for the purchase of assets permitted under this Agreement, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons and deposits in connection with workers’ compensation and similar deposits, in each case, made in the Ordinary Course, and other deposits and cash collateral constituting Permitted Liens;

(i)
employee, officer and director loans, travel advances and guarantees in accordance with the Borrower’s usual and customary practices with respect thereto (if permitted by applicable Laws) which in the aggregate shall not exceed $2,500,000 outstanding at any time (or the Equivalent Amount in other currencies) and non-cash loans to employees, officers, or directors relating to the purchase of Equity Interests of the Borrower pursuant to employee stock purchase plans or agreements;

(j)
Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(k)
the increase in value of any Investment otherwise permitted pursuant to this Section 9.05;

(l)
other Investments in an aggregate amount not to exceed $10,000,000 (or the Equivalent Amount in other currencies);

(m)
Investments of any Person in existence at the time such Person becomes a Subsidiary; provided such Investment was not made in connection with or anticipation of such Person becoming a Subsidiary and any modification, replacement, renewal or extension thereof;

(n)
non-cash Investments in joint ventures or strategic alliances made in the

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Ordinary Course consisting of the non-exclusive licensing of Intellectual Property in

4882-5123-7900 v.12

connection with the development of technology or the providing of technical support; provided, further that no such Investment shall be with any Affiliate of an Obligor or entered into for the purposes of evading the terms and conditions of this Agreement;

(o)
Permitted Hedging Agreements;

(p)
to the extent constituting Investments, Investments in the form of Permitted Bond Hedge Transactions and Permitted Warrant Transactions to the extent permitted pursuant to Section 9.01(k), in each case, entered into in connection with Permitted Convertible Debt to the extent permitted pursuant to Section 9.01(p);

(q)
Investments consisting of the non-cash portion of the sales consideration received by the Borrower or any of its Subsidiaries in connection with any Asset Sale permitted under Section 9.09;

(r)
Investments permitted under Section 9.03;

(s)
Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

Notwithstanding anything in this Agreement to the contrary, (i) the Borrower shall not, and shall not permit any of its Subsidiaries to (x) directly or indirectly transfer, contribute, sell, assign, lease or sublease, license or sublicense, or otherwise dispose of, any Material Intellectual Property to any Person other than the Borrower or a Subsidiary Guarantor, other than pursuant to Permitted Licenses or (y) permit any Person other than the Borrower or a Subsidiary Guarantor to hold any interest in such Material Intellectual Property (other than (A) pursuant to non- exclusive intercompany licenses or Permitted Licenses or (B) as permitted by Section 9.09(g)), and (ii) no Material Intellectual Property shall be contributed as an Investment to any Subsidiary other than a Subsidiary Guarantor (other than Permitted Licenses).

1.07
Restricted Payments. Such Obligor will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that the following Restricted Payments shall be permitted so long as no Default or Event of Default has occurred and is continuing or could reasonably be expected to occur or result from such Restricted Payment:

(a)
dividends with respect to the Borrower’s Equity Interests payable solely in shares of its Qualified Equity Interests (or the equivalent thereof);

(b)
the Borrower’s purchase, redemption, retirement, or other acquisition of shares of its Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its Qualified Equity Interests;

(c)
dividends paid by (x) any Subsidiary to any Obligor or (y) by any Subsidiary that is not an Obligor to another Subsidiary in respect of its equity interests;

(d)
any purchase, redemption, retirement or other acquisition of Equity

4882-5123-7900 v.12

Interests of the Borrower held by consultants, officers, directors and employees or former

4882-5123-7900 v.12

consultants officers, directors or employees (or their transferees, estates, or beneficiaries under their estates) of Borrower and its Subsidiaries not to exceed $2,500,000 (or the Equivalent Amount in other currencies) in any fiscal year;

(e)
cashless repurchases of Equity Interests deemed to occur upon exercises of options and warrants;

(f)
cash payments made by the Borrower to redeem, purchase, repurchase or retire its obligations under options, warrants and convertible securities, in each case to purchase, or convertible into common stock, of the Borrower, issued by it, in each case, solely in the nature of cash payments in lieu of fractional shares, in accordance with the terms thereof;

(g)
Borrower may acquire (or withhold) its Equity Interests pursuant to any employee stock option or similar plan to pay withholding taxes for which Borrower is liable in respect of a current or former officer, director, employee, member of management or consultant upon such grant or award (or upon vesting or exercise thereof) and the Borrower may make deemed repurchases in connection with the exercise of stock options; or

(h)
other Restricted Payments in an aggregate amount not to exceed

$2,500,000 (or the Equivalent Amount in other currencies) in any fiscal year.

Notwithstanding anything to the contrary in the foregoing, the issuance of, entry into (including any payments of premiums in connection therewith), performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption, settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of the Borrower or, following a merger event or other change of the common stock of Borrower, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction, in each case, shall not constitute a Restricted Payment by the Borrower.

1.08
Payments of Indebtedness. Such Obligor will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Indebtedness other than (i) payments of the Obligations, (ii) scheduled payments of other Indebtedness (including the Royalty Interest Financing) to the extent permitted pursuant to the terms, if any, of any applicable subordination or intercreditor agreement in respect of the Obligations, and (iii) intercompany indebtedness permitted under Section 9.01, (iv) Indebtedness permitted to be incurred under Sections 9.01(b), (j), (k), (l), (o), (q), and (t), (v) Indebtedness permitted to be incurred under Section 9.01(p); provided that any such payments shall only be made or settled in Equity Interests and cash in lieu of fractional shares (as well as cash to pay any accrued interest on the date of any payment made in Equity Interests), and (vi) scheduled payments of interest on such Indebtedness permitted pursuant to Section 9.01(p).

1.09
Change in Fiscal Year. Such Obligor will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof without the prior

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written consent of Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with an Acquisition to conform its fiscal year to that of the Borrower.

1.09
Sales of Assets, Etc. Such Obligor will not, and will not permit any of its Subsidiaries to, sell, lease or sublease (as lessor or sub-lessor), sale and leaseback, assign, convey, exclusively license (in terms of geography or field of use), transfer, or otherwise dispose of any of its businesses, assets or property of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to such Obligor or Subsidiary, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a)
sales, transfers and other dispositions of receivables in connection with the compromise, settlement or collection thereof in the Ordinary Course;

(b)
sales of inventory, including to end users (through wholesalers or other typical sales channels) or to distributors, in the Ordinary Course in an Arm’s-Length Transaction;

(c)
the forgiveness, release or compromise of any amount owed to any Obligor or Subsidiary in the Ordinary Course;

(d)
Permitted Licenses;

(e)
transfers of assets, rights or property by any Subsidiary Guarantor to any other Obligor or any Subsidiary that is not an Obligor to an Obligor;

(f)
dispositions (including by way of abandonment or cancellation) of any equipment and other tangible property that is obsolete or worn out, surplus or no longer used or useful in the business disposed of in the Ordinary Course (each as determined by such Obligor in its reasonable judgment);

(g)
Asset Sales resulting from Casualty Events;

(h)
the unwinding of any Hedging Agreements permitted by Section 9.05 pursuant to its terms;

(i)
in connection with any transaction permitted under Section 9.03 or 9.05;

(j)
dispositions identified in Schedule 9.09;

(k)
so long as no Event of Default has occurred and is continuing, other Asset Sales with a fair market value not in excess of $5,000,000 (or the Equivalent Amount in other currencies) in the aggregate in any fiscal year;

(l)
other Asset Sales not in excess of (i) $5,000,000 (or the Equivalent Amount in other currencies) in the aggregate in any fiscal year and (ii) $15,000,000 in the

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aggregate during the term of this Agreement in which any Obligor or any Subsidiary will

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receive cash proceeds in an amount equal to no less than seventy-five percent (75%) of the total consideration (fixed or contingent) paid or payable to such Obligor or Subsidiary, but only so long as, unless otherwise waived by Administrative Agent in its sole discretion, the Net Cash Proceeds from such Asset Sale are utilized to repay or prepay, in whole or in part, Indebtedness under and in accordance with this Agreement and the other Loan Documents;

(m)
dispositions in the Ordinary Course consisting of the abandonment of Intellectual Property (other than Material Intellectual Property) which, in the reasonable good faith determination of Borrower, are not material to the conduct of the business of the Obligors and their Subsidiaries;

(n)
[Reserved];

(o)
the sale, transfer, issuance or other disposition of a de minimis number of shares of the Equity Interests of a CFC in order to qualify members of the governing body of such CFC if required by applicable Law;

(p)
[Reserved]; and

(q)
the sale or transfer pursuant to a Royalty Interest Financing.

1.10
Transactions with Affiliates. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction to sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, unless such arrangement or transaction (i) is an Arm’s-Length Transaction, (ii) is of the kind which would be entered into by a prudent Person in the position of the Borrower with another Person that is not an Affiliate; provided that in connection with any such transaction involving aggregate consideration or payments of at least $5,000,000, such transaction shall have been approved by a majority of the directors serving on the Borrower’s board of directors that do not have any material direct or indirect financial interest in or with respect to such transaction, (iii) is between or among (x) one or more Obligors, on the one hand, and, on the other hand, one or more Obligors, (y) one or more Subsidiaries of the Obligors that are not Obligors, on the one hand, and, on the other hand, one or more Subsidiaries of the Obligors that are not Obligors and (z) one or more Obligors or their Subsidiaries that are not Obligors, on the one hand, and, on the other hand, one or more Obligors or their Subsidiaries that are Obligors (provided that, with respect to clause (z) only, the terms thereof are no less favorable to the Obligors than those that would be obtained in a comparable arm’s-length transaction with a non-affiliated Person), (iv) constitutes customary compensation and indemnification of, and other employment arrangements with, directors, officers, and employees of any Obligor or its Subsidiaries in the Ordinary Course, (v) constitutes payment of customary fees, reimbursement of expenses, and payment of indemnification to officers and directors and customary payment of insurance premiums on behalf of officers and directors by the Obligors or their Subsidiaries, in each case, in the ordinary course of business and (vi) are the transactions set forth on Schedule 7.19.

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1.11
Restrictive Agreements. Such Obligor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by applicable Laws or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) limitations associated with Permitted Liens or any document or instrument governing any Permitted Lien, (iv) any documentation governing Indebtedness referenced in clauses (l), (n) or (p) of Section 9.01 (or any Permitted Refinancing thereof), (v) customary provisions in leases, Permitted Licenses and other Contracts restricting the assignment thereof or restricting the assignment or sublease or sublicense of the property leased, licensed or otherwise the subject thereof; (vi) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary; (vii) restrictions or conditions in any Indebtedness permitted pursuant to Section 9.01 that is incurred or assumed by Subsidiaries that are not Obligors to the extent such restrictions or conditions are no more restrictive in any material respect than the restrictions and conditions in the Loan Documents; (viii) restrictions or conditions imposed by any agreement relating to purchase money Indebtedness and other secured Indebtedness or to leases and licenses permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness or the property leased or licensed; (ix) customary provisions in contracts for the disposition of any assets; provided that the restrictions in any such contract shall apply only to the assets or Subsidiary that is to be disposed of and such disposition is permitted hereunder; (x) customary provisions regarding confidentiality or restricting assignment, pledges or transfer of any Permitted License or any other agreement entered into in the Ordinary Course,
(xi)
customary restrictions or encumbrances in any agreement evidencing Permitted Convertible Debt that restricts the merger or consolidation of, or the sale of all or substantially all of the assets of, the Borrower or taken as a whole, are not more restrictive to the Obligors in any material respect than the comparable restrictions and encumbrances in the Loan Documents, taken as a whole (as reasonably determined by the a Responsible Officer of Borrower in good faith and as certified to by a certificate from such Responsible Officer delivered to the Administrative Agent); and (xii) restrictions or encumbrances in any agreement in effect at the time any Person becomes a Subsidiary, so long as (x) such agreement was not entered into in contemplation of such Person becoming a Subsidiary and (y) such restrictions or encumbrances do not extend beyond such Subsidiary or its assets.

1.12
Modifications and Terminations of Material Agreements and Organic Documents. Such Obligor will not, and will not permit any of its Subsidiaries to:

(a)
waive, amend, terminate, replace or otherwise modify any term or provision of any Organic Document in any way or manner adverse to the interests of the Administrative Agent and the Lenders; or

(b)
waive, amend, replace or otherwise modify any term or provision of any Permitted License in a manner materially adverse to the rights and remedies of the Administrative Agent and the Lenders hereunder; or

(c)
(x) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Permitted License, Material Agreement or

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Material Intellectual Property or (y) take any action that permits any Material Agreement or Material Intellectual Property to be terminated by any counterparty thereto prior to its stated date of expiration, in each such case if such action or omission could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

1.13
Outbound Licenses. Except as otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), no Obligor shall, nor shall it permit any of its Subsidiaries to, enter into or become or remain bound by any outbound license, covenant not to sue or other grant of rights or immunities under Intellectual Property owned by or licensed to any Obligor or any of its Subsidiaries, except for pursuant to Permitted Licenses.

1.14
Sales and Leasebacks. Except as otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), such Obligor will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any property (whether real, personal, or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person and (ii) which such Obligor or Subsidiary intends to use for substantially the same purposes as property which has been or is to be sold or transferred.

1.15
Hazardous Material. Such Obligor will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws and as would not result in Environmental Liability, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. If the Administrative Agent at any time has a reasonable basis to believe that there is any material violation by an Obligor of any Environmental Law or potential Environmental Liability that could be reasonably expected to result in a Material Adverse Effect, Obligor shall cause an environmental assessment of such condition to be prepared in form and substance reasonably acceptable to the Administrative Agent at the Borrower’s sole cost and expense, as the Administrative Agent may reasonably request.

1.16
Accounting Changes. Such Obligor will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP.

1.17
Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (i) any event that could result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (ii) any other ERISA Event that could, in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Obligor or any of its Subsidiaries shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan.

1.18
Sanctions; Anti-Corruption Use of Proceeds.

(a)
Neither the Borrower or any of its Subsidiaries or their respective agents shall (i) conduct any business or engage in any transaction or dealing with any

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Sanctioned Person in violation of Sanctions, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Sanctioned Person;

(i)
deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Sanctions; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Sanctions, the Patriot Act or any other Anti-Terrorism Law.

(b)
The Borrower will not, directly or, to the knowledge of the Borrower, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption Law, or (ii) (A) for the purpose of funding any activities or business of or with any Person, or in any Designated Jurisdiction, in violation of Sanctions or (B) in any manner that would result in a violation of Sanctions by any party to this Agreement.

SECTION 10.

FINANCIAL COVENANTS

10.01 Minimum Liquidity. The Borrower shall, at all times, maintain the Minimum Liquidity Amount in cash or Permitted Cash Equivalent Investments in, at all times after the Account Control Agreement Completion Date one or more Controlled Accounts that is free and clear of all Liens, other than Liens granted hereunder in favor of the Administrative Agent and Liens permitted under Section 9.02(f), or Section 9.02(i).

SECTION 11.

EVENTS OF DEFAULT

1.01
Events of Default. Each of the following events shall constitute an “Event of Default”:

(a)
Principal Payment Default. The Borrower shall fail to pay any principal of the Loan, when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof or otherwise.

(b)
Other Payment Defaults. Any Obligor shall fail to pay interest or any other Obligation (other than an amount referred to in Section 11.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days.

(c)
Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect in any respect when made or deemed made to the extent that such

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representation or warranty contains any materiality or Material Adverse Effect qualifier;

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or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier.

(d)
Certain Covenants. Any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02, 8.03 (with respect to the Borrower’s existence), 8.10, 8.11, 8.15, 8.17, 8.18, Section 9 or Section 10.

(e)
Other Covenants. Any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, such failure shall continue unremedied for a period of thirty (30) or more days.

(f)
Payment Default on Other Indebtedness. Any Obligor or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness or the Royalty Interest Financing, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Material Indebtedness or the Royalty Interest Financing.

(g)
Other Defaults on Other Indebtedness. (i) Any material breach of, or “event of default” or similar event under, any Contract governing any Material Indebtedness, or a “Put Option Event” or similar event under the Royalty Interest Financing, shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after the expiration of any grace or cure period thereunder, or (ii) any event or condition occurs (x) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (y) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or Royalty Interest Financing or any trustee or agent on its or their behalf to cause such Material Indebtedness or Royalty Interest Financing to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or prior to the final date of its original term; provided that this Section 11.01(g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness, (y) any conversion of any convertible Indebtedness or satisfaction of any condition giving rise to or permitting a conversion of any convertible Indebtedness; provided that the Borrower has the right to settle any such Indebtedness into Equity Interests of the Borrower (and nominal cash payments in respect of fractional shares and cash payments in respect of accrued and unpaid interest) in accordance with the express terms or conditions thereof and (z) with respect to any Material Indebtedness consisting of Hedging Agreements, termination events or equivalent events pursuant to the terms of such Hedging Agreements and not as a result of any default thereunder by any Obligor or any Subsidiary.

(h)
Insolvency, Bankruptcy, Etc.

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(i)
Any Obligor or any of its Material Subsidiaries becomes insolvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors.

(i)
Any Obligor or any of its Material Subsidiaries commits an act of bankruptcy or makes an assignment of its property for the general benefit of its creditors or makes a proposal (or files a notice of its intention to do so).

(ii)
Any Obligor or any of its Material Subsidiaries institutes any proceeding seeking to adjudicate it an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), or composition of it or its debts or any other relief, under any Law, whether U.S. or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity, or files an answer admitting the material allegations of a petition filed against it in any such proceeding.

(iii)
Any Obligor or any of its Material Subsidiaries applies for the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property.

(iv)
Any Obligor or any of its Material Subsidiaries takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 11.01(h), or otherwise acts in furtherance thereof or fails to act in a timely and appropriate manner in defense thereof.

(v)
Any petition is filed, application made or other proceeding instituted against or in respect of any Obligor or any of its Material Subsidiaries:

(A)
seeking to adjudicate it as insolvent;

(B)
seeking a receiving order against it;

(C)
seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors generally (or any class of creditors), deed of company arrangement or composition of it or its debts or any other relief under any Law, whether U.S. or non-U.S., now or hereafter in effect relating to bankruptcy, winding-up, insolvency, reorganization, receivership, plans of arrangement or relief or protection of debtors or at common law or in equity; or

(D)
seeking the entry of an order for relief or the appointment of, or the taking of possession by, a receiver, interim receiver, receiver/manager, sequestrator, conservator, custodian, administrator, trustee, liquidator, voluntary administrator, receiver and manager or other similar official for it or any substantial part of its property, and such petition, application or

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proceeding continues undismissed, or unstayed and in effect, for a period of forty-five (45) days

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after the institution thereof; provided that if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against such Obligor or such Subsidiary thereunder in the interim, such grace period will cease to apply; provided, further, that if such Obligor or Material Subsidiary files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply.

(vi)
Any other event occurs which, under the Laws of any applicable jurisdiction, has an effect equivalent to any of the events referred to in this Section 11.01(h).

(i)
Judgments. One or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (or the Equivalent Amount in other currencies) (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) shall be rendered against any Obligor or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of forty-five (45) calendar days during which execution shall not be effectively stayed, bonded pending appeal, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment.

(j)
ERISA. An ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount in excess of

$10,000,000 (or the Equivalent Amount in other currencies).

(k)
Change of Control. A Change of Control shall have occurred.

(l)
[Reserved].

(m)
Regulatory Matters, Etc. If any of the following occurs: (i) the FDA or any other Regulatory Authority initiates enforcement action against, or issues a warning letter with respect to, any Obligor, any Product or any manufacturing facilities for

Trudhesa (the “Specified Products”) that causes any Obligor to discontinue or withdraw, or could reasonably be expected to cause any Obligor to discontinue or withdraw, marketing or sales of any Specified Product, or causes a delay in the manufacture or sale of any Specified Product, which discontinuance or delay could reasonably be expected to last for more than forty five (45) days and would reasonably be expected to result in a Material Adverse Effect, or (ii) a recall of any Specified Product that has generated or is expected to generate at least $10,000,000 (or the Equivalent Amount in other currencies) in revenue for the Borrower and its Subsidiaries for sales or licenses to third parties over any period of twelve (12) consecutive months or (iii) any Obligor enters into a settlement agreement with the FDA or any other Regulatory Authority in respect of the Specified Products that results in aggregate liability as to any single or related series of transactions, incidents or conditions, in excess of $10,000,000 (or the Equivalent Amount in other currencies).

(n)
[Reserved].

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(o)
Impairment of Security, Etc. Subject in all respects to any applicable post-closing periods and certain other time periods and exceptions under the Loan Documents for any Obligor or Subsidiary to take perfection actions, if any of the following events occurs: (i) Any Lien created by any of the Security Documents shall at any time (except as expressly permitted by the terms of any Loan Document) not constitute a valid and perfected Lien on the applicable Collateral in favor of the Secured Parties, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent, (ii) except for expiration in accordance with its terms, any of the Security Documents or any Guarantee of any of the Obligations (including that contained in Section 13) shall for whatever reason cease to be in full force and effect, (iii) any Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any such Lien or any Loan Document, or (iv) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing the Products or their commercially available successors in the United States for more than forty-five

(45) calendar days.

1.02
Remedies.

(a)
Defaults Other Than Bankruptcy Defaults. Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 11.01(h)), and at any time thereafter during the continuance of such event, the Administrative Agent may, by notice to the Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, including any applicable Prepayment Fee and the Exit Fee, shall become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b)
Bankruptcy Defaults. In case of an Event of Default described in Section 11.01(h), the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, including any applicable Prepayment Fee and the Exit Fee, shall automatically become due and payable immediately (in the case of the Loans, at the Prepayment Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

1.03
Additional Remedies. If an Event of Default has occurred and is continuing, if any Obligor shall be in default under a Material Agreement, the Administrative Agent shall have the right (but not the obligation) to cause the default or defaults under such Material Agreement to be remedied (including without limitation by paying any unpaid amount thereunder) and otherwise exercise any and all rights of such Obligor, as the case may be, thereunder, as may be necessary to prevent or cure any default. Without limiting the foregoing, upon any such default, each Obligor shall promptly execute, acknowledge and deliver to the Administrative Agent such

4882-5123-7900 v.12

instruments as may reasonably be required of such Obligor to permit the Administrative Agent to cure any default under the applicable Material Agreement or permit the Administrative Agent to

4882-5123-7900 v.12

take such other action required to enable the Administrative Agent to cure or remedy the matter in default and preserve the interests of the Administrative Agent. Any amounts paid by the Administrative Agent pursuant to this Section 11.03 shall be payable in accordance with Section 14.03(a), shall accrue interest at the Default Rate if not paid when due, and shall constitute “Obligations.” The Administrative Agent and the Lenders agree that in connection with any foreclosure or other exercise of rights under this Agreement or any other Loan Document with respect to Intellectual Property, the rights of the non-Affiliate licensees under Permitted Licenses will not be terminated, limited or otherwise adversely affected so long as no default exists under the Permitted License that would permit the licensor to terminate such Permitted License (commonly known as a non-disturbance); provided that the Administrative Agent shall be entitled to exercise any rights of the Obligors under such licenses, including termination rights, upon the exercise of remedies during an Event of Default.

1.04
[Reserved].

1.05
Payment of Prepayment Fee and Exit Fee. Notwithstanding anything in this Agreement to the contrary, the Prepayment Fee and the Exit Fee shall automatically be due and payable at any time the Obligations become due and payable prior to the Maturity Date in accordance with the terms hereof as though such Indebtedness was voluntarily prepaid and shall constitute part of the Obligations, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 11.02(a), or automatically, in accordance with Section 11.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders as a result thereof. Any Prepayment Fee or Exit Fee (or, if required, both the Prepayment Fee and the Exit Fee) payable pursuant to this Agreement shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, acceleration or prepayment and each Obligor agrees that such Prepayment Fee or Exit Fee is reasonable under the circumstances currently existing. The Prepayment Fee and Exit Fee shall also become due and payable under this Agreement in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means or the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code. If the Prepayment Fee or Exit Fee becomes due and payable pursuant to this Agreement, the Prepayment Fee or Exit Fee shall be deemed to be principal of the Loans and Obligations under this Agreement and interest shall accrue on the full principal amount of the Loans (including the Prepayment Fee and Exit Fee) from and after the applicable triggering event. In the event the Prepayment Fee or Exit Fee is determined not to be due and payable by order of any court of competent jurisdiction, including, without limitation, by operation of the Bankruptcy Code, despite such a triggering event having occurred, the Prepayment Fee or Exit Fee shall nonetheless constitute Obligations under this Agreement for all purposes hereunder. EACH OBLIGOR HEREBY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PREPAYMENT FEE OR EXIT FEE AND ANY DEFENSE TO PAYMENT, WHETHER SUCH DEFENSE MAY BE BASED IN PUBLIC POLICY, AMBIGUITY, OR OTHERWISE. The Obligors, the Administrative Agent and the Lenders

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acknowledge and agree that any Prepayment Fee or Exit Fee due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 5.02(b)(3) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. Each Obligor expressly agrees that (i) the Prepayment Fee and Exit Fee are each reasonable and each is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) the Prepayment Fee and Exit Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay the Prepayment Fee and Exit Fee, (iv) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this Section 11.05, (v) their agreement to pay the Prepayment Fee and Exit Fee is a material inducement to the Lenders to make the Loans, and (vi) the Prepayment Fee and Exit Fee represent a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such event.

SECTION 12.

THE ADMINISTRATIVE AGENT

1.01
Appointment and Duties. Subject in all cases to clause (c) below:

(a)
Appointment of the Administrative Agent. Each of the Lenders hereby irrevocably appoints Oaktree Fund Administration, LLC (together with any successor Administrative Agent pursuant to Section 12.09) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. Except as expressly set forth herein, the provisions of this Section 12 are solely for the benefit of the Administrative Agent and the Lenders, and no Obligor or any Affiliate thereof shall have rights as a third-party beneficiary of any such provisions.

(b)
Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 12.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Section 11.01(h) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 11.01(h) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured

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Party),

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(ii)
act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Laws or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided that the Administrative Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for the Administrative Agent and the Lenders for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Obligor with, and cash and cash equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub- agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

(c)
Limited Duties. The Lenders and the Obligors hereby each acknowledge and agree that the Administrative Agent (i) has undertaken its role hereunder purely as an accommodation to the parties hereto and the Transactions, (ii) is receiving no compensation for undertaking such role and (iii) subject only to the notice provisions set forth in Section 12.09, may resign from such role at any time for any reason or no reason whatsoever. Without limiting the foregoing, the parties hereto further acknowledge and agree that under the Loan Documents, the Administrative Agent (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 12.11), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “the Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any duty or obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document (fiduciary or otherwise), in each case, regardless of whether a Default has occurred and is continuing, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this clause (c). Without in any way limiting the foregoing, the Administrative Agent shall not, except as expressly set forth in this Agreement and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Obligor or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

1.03
Binding Effect. Each Lender agrees that (i) any action taken by the Administrative Agent or the Majority Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the

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Administrative Agent in reliance upon the instructions of the Majority Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Majority Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

1.03
Use of Discretion.

(a)
No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except (subject to clause (b) below) any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to written instructions from the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders).

(b)
Right Not to Follow Certain Instructions. Notwithstanding

Section 12.03(a) or any other term or provision of this Section 12, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Party thereof or (ii) that is, in the opinion of the Administrative Agent, in its sole and absolute discretion, contrary to any Loan Document, Law or the best interests of the Administrative Agent or any of its Affiliates or Related Parties, including, for the avoidance of doubt, any action that may be in violation of the automatic stay in connection with any Insolvency Proceeding.

1.04
Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent and any such Person may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. Any such Person and its Related Parties shall benefit from this Section 12 to the extent provided by the Administrative Agent; provided, however, that the exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and of any such sub-agent, and shall apply to their respective activities in connection with their activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

1.05
Reliance and Liability.

(a)
the Administrative Agent may, without incurring any liability hereunder,

(i) consult with any of its Related Parties and, whether or not selected by it, any other

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advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any notice, request, certificate, consent, statement, instrument, document or other writing (including and electronic message, Internet or intranet website posting or other distribution), telephone message or conversation or oral conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan.

(b)
Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and the Borrower hereby waive and shall not assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the fraudulent conduct or behavior of the Administrative Agent or, as the case may be, such Related Party (each as determined in a final, non-appealable judgment or order by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent:

(i)
shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of, or with the consent of, the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 14.03) or for the actions or omissions of any of its Related Parties selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent);

(ii)
shall not be responsible to any Secured Party for the (a) validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (b) due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

(iii)
makes no warranty or representation, and shall not be responsible, to any Secured Party for, and shall not have any duty to ascertain or inquire into, any statement, document, information, certificate, report, representation or warranty made or furnished by or on behalf of any Related Party, in or in connection with any Loan Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents, including, for the avoidance of doubt, the satisfaction of any condition set forth in Section 6 of this Agreement or elsewhere herein (other than to confirm receipt of items expressly required to be delivered to the Administrative Agent); and

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(iv)
shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document or whether any condition set forth in any Loan Document is satisfied or waived, including, without limiting the generality of the foregoing, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender and the Borrower hereby waives and agrees not to assert (and the Borrower shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon.

1.06
Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, accept deposits from, act as the financial advisor for or in any other advisory capacity for, or engage in any kind of business with, any Obligor or Affiliate thereof as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”,

“Majority Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Lender or as one of the Majority Lenders, respectively.

1.07
Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Lender or any of their Related Parties or upon any document solely or in part because such document was transmitted by the Administrative Agent or any of its Related Parties, conducted its own independent investigation of the financial condition and affairs of each Obligor and has made and continues to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate.

1.08
Expenses; Indemnities.

(a)
Each Lender agrees to reimburse the Administrative Agent and each of its Related Parties (to the extent not reimbursed by any Obligor) promptly upon demand for such Lender’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal (including charges and disbursements of Sullivan & Cromwell LLP and Leason Ellis LLP) and other advisors and Other Taxes paid in the name of, or on behalf of, any Obligor) that may be incurred by the Administrative Agent or any of its Related Parties in connection with the preparation, syndication, execution,

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delivery, administration, modification, consent, waiver or enforcement (whether through

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negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

(b)
Each Lender further agrees to indemnify the Administrative Agent (or any sub-agent thereof) and any Related Parties of the Administrative Agent (or any such sub- agent) (to the extent not indefeasibly paid by any Obligor), from and against such Lender’s aggregate Proportionate Share of the liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) under or with respect to any of the foregoing; provided that no Lender shall be liable to the Administrative Agent (or any sub-agent thereof) or any Related Parties of the Administrative Agent (or any such sub-agent) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent (or any sub-agent thereof) or, as the case may be, such Related Party of the Administrative Agent (or any sub-agent thereof), as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

1.10
Resignation of the Administrative Agent.

(a)
At any time upon not less than 30 days prior written notice, the Administrative Agent may resign as the “the Administrative Agent” hereunder, in whole or in part (in the sole and absolute discretion of the Administrative Agent). If the Administrative Agent delivers any such notice, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be (i) a Lender holding at least thirty percent (30%) of the outstanding principal amount of the Loans or any Affiliate thereof or (ii) any other financial institution consented to by the Borrower (provided that the consent of the Borrower shall not be required to the extent an Event of Default has occurred and is continuing). If a successor Administrative Agent has not been appointed on or before the effectiveness of the resignation of the resigning Administrative Agent (or such earlier date as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint any Person reasonably chosen by it as the successor Administrative Agent, notwithstanding whether the Majority Lenders have appointed a successor or the Borrower has consented to such successor. Whether or not a successor has been appointed, such resignation shall become effective on the Resignation Effective Date.

(b)
Effective from the Resignation Effective Date, (i) the resigning Administrative Agent shall be discharged from its duties and obligations under the Loan Documents to the extent set forth in the applicable resignation notice, (ii) the

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Lenders

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shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the resigning Administrative Agent and its Related Parties shall no longer have the benefit of any provision of any Loan Document other than with respect to (x) any actions taken or omitted to be taken while such resigning Administrative Agent was, or because the Administrative Agent had been, validly acting as the Administrative Agent under the Loan Documents or (y) any continuing duties such resigning Administrative Agent will continue to perform, and (iv) subject to its rights under Section 12.04, the resigning Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the resigning Administrative Agent under the Loan Documents.

1.10
Release of Collateral or Guarantors. Each Lender hereby consents to the release and hereby directs the Administrative Agent to release, and the Administrative Agent hereby agrees, (or, in the case of Section 12.10(b), release or subordinate) the following:

(a)
any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor (i) if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 8.11(a) and (ii) upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made); and

(b)
any Lien held by the Administrative Agent for the benefit of the Secured Parties against (i) any Collateral that is disposed of by an Obligor in an Asset Sale permitted by the Loan Documents (including pursuant to a valid waiver or consent), (ii) any property subject to a Lien described in Section 9.02(c) and (iii) all of the Collateral and all Obligors, upon (x) termination of the Commitments and (y) payment and satisfaction in full of all Loans and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made).

Each Lender hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guarantees and Liens when and as directed in this Section 12.10 and deliver to the Borrower, at the expense of the Borrower, any portion of such Collateral so released pursuant to this Section 12.10 that is in possession of the Administrative Agent. In addition, in connection with any Permitted Licenses, each Lender hereby authorizes Administrative Agent to, and at the request of the

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Borrower, the Administrative Agent shall, negotiate and enter into a non-disturbance agreement and other similar agreements in form and substance reasonably satisfactory to Administrative Agent.

1.11
Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Section 12 and the decisions and actions of the Administrative Agent and the Majority Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (i) such Secured Party shall be bound by Section 12.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (ii) each of the Administrative Agent and each Lender shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (iii) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.

1.12
Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relating to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower or any other Obligor) shall be entitled and empowered (but not obligated) by intervention or such proceeding or otherwise:

(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 14.03) allowed in such judicial proceeding; and

(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making

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of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due to the Administrative Agent under Section 14.03.

1.13
Acknowledgements of Lenders.

(a)
If the Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause
(a)
shall be conclusive, absent manifest error.

(b)
Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause

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(z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such

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Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.13(b)(ii).

(c)
Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender

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and such Commitments shall remain available in accordance with the terms of this

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Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency.

(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Obligor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Obligor for the purpose of making such Erroneous Payment.

(f)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g)
Each party’s obligations, agreements and waivers under this Section 12.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

SECTION 13. GUARANTY

1.01
The Guaranty. The Subsidiary Guarantors hereby unconditionally jointly and severally guarantee to the Administrative Agent and the Lenders, and their successors and assigns, the full and punctual payment in full or performance (whether at stated maturity, by acceleration or otherwise) of the Obligations, including (i) principal of and interest on the Loans, (ii) all fees and other amounts and Obligations from time to time owing to the Administrative Agent and the Lenders by the Borrower and each other Obligor under this Agreement or under any other Loan Document, in each case strictly in accordance with the terms hereof and thereof and (iii) the punctual and faithful performance, keeping, observance and fulfillment by the Borrower and Subsidiary Guarantors of all the agreements, conditions, covenants and obligations of the Borrower and Subsidiary Guarantors contained in the Loan Documents (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower or any other Obligor shall fail to pay any amount in full when due or perform any such obligation (whether at stated maturity, by acceleration or otherwise), the Subsidiary Guarantors will promptly pay the same or perform such obligation at the place and in the manner specified herein or in the relevant Loan Document, as the case may be, without any demand or notice whatsoever, and that in the case of

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any extension of time of payment or performance or renewal of any of the Guaranteed

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Obligations, the same will be promptly paid in full or performed when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

1.02
Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 13.01 shall constitute a guaranty of payment and performance and not of collection and are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by all applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:

(a)
at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b)
any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c)
the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be extended, modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(d)
any lien or security interest granted to, or in favor of, the Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected or preserved;

(e)
any modification or amendment of or supplement to this Agreement or any other Loan Document, including any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

(f)
any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, or any Insolvency Proceeding or other similar proceeding affecting the Borrower, any Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations, or any of their respective assets, or any

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resulting release or discharge of any obligation of the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations;

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(g)
the existence of any claim, setoff or other rights which any Subsidiary Guarantor may have at any time against the Borrower, any other Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person, whether in connection herewith or in connection with any unrelated transactions; provided that, notwithstanding any other provisions in this Guaranty, nothing in this Guaranty shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(h)
the unenforceability or invalidity of the Guaranteed Obligations or any part thereof or the lack of genuineness, enforceability or validity of any agreement relating thereto or with respect to the collateral, if any, securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower, any Subsidiary Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason, related to this Agreement or any other Loan Document, or any provision of applicable Law, decree, order or regulation of any jurisdiction purporting to prohibit the payment of any of the Guaranteed Obligations by the Borrower, any Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations;

(i)
the disallowance, under any state or federal bankruptcy, insolvency or similar law, of all or any portion of the claims of the Secured Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

(j)
the failure of any other guarantor to sign or become party to this Agreement or any amendment, change, or reaffirmation hereof;

(k)
any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations; or

(l)
any other act or omission to act or delay of any kind by the Borrower, such Guarantor, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 13.02 constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower or any other Subsidiary Guarantor under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

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1.03
Discharge Only Upon Payment in Full. Subject to any prior release herefrom of any Subsidiary Guarantor by the Administrative Agent in accordance with (and pursuant to authority granted to the Administrative Agent under) the terms of this Agreement, each Subsidiary Guarantor’s obligations hereunder shall remain in full force and effect until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) and all other financing arrangements among the Borrower or any Subsidiary Guarantor and the Secured Parties under or in connection with this Agreement and each other Loan Document shall have terminated (herein, the “Termination Conditions”), and until the prior and complete satisfaction of the Termination Conditions all of the rights and remedies under this Guaranty and the other Loan Documents shall survive. Notwithstanding the foregoing, the Administrative Agent hereby agrees to release any Subsidiary of the Borrower from its guaranty of any Obligation of any Obligor if all of the Equity Interests in such Subsidiary owned by any Obligor or any of its Subsidiaries are disposed of in an Asset Sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such Asset Sale, such Subsidiary would not be required to guarantee any Obligations pursuant to Section 8.11(a).

1.04
Additional Waivers; General Waivers.

(a)
Additional Waivers. Notwithstanding anything herein to the contrary, each of the Subsidiary Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives:

(i)
any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

(ii)
(A) notice of acceptance hereof; (B) notice of any other financial accommodations made or maintained under the Loan Documents or the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to each Subsidiary Guarantor’s right to make inquiry of the Administrative Agent and the Secured Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Subsidiary Guarantor’s risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (F) notice of any Event of Default; and (G) all other notices (except if such notice is specifically required to be given to such Subsidiary Guarantor under this Guaranty or under the other Loan Documents) and demands to which each Subsidiary Guarantor might otherwise be entitled;

(iii)
its right, if any, to require the Administrative Agent and the Secured Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the Secured Parties now have or may hereafter have against, any other guarantor of the Guaranteed Obligations or any third party, or against any collateral provided by such other guarantors or any third party; and each Subsidiary Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of any other

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guarantor of the Guaranteed Obligations or by reason of the cessation from any cause whatsoever of the liability of any other guarantor of the Guaranteed Obligations in respect thereof;

(iv)
(A) any rights to assert against the Administrative Agent and the Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Subsidiary Guarantor may now or at any time hereafter have against any other guarantor of the Guaranteed Obligations or any third party liable to the Administrative Agent and the Secured Parties; (B) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense such Subsidiary Guarantor has to performance hereunder, and any right such Subsidiary Guarantor has to be exonerated, arising by reason of: (1) the impairment or suspension of the Administrative Agent’s and the Secured Parties’ rights or remedies against any other guarantor of the Guaranteed Obligations; (2) the alteration by the Administrative Agent and the Secured Parties of the Guaranteed Obligations;

(3) any discharge of the obligations of any other guarantor of the Guaranteed Obligations to the Administrative Agent and the Secured Parties by operation of law as a result of the

Administrative Agent’s and the Secured Parties’ intervention or omission; or (4) the acceptance by the Administrative Agent and the Secured Parties of anything in partial satisfaction of the Guaranteed Obligations; and (D) the benefit of any statute of limitations affecting such Subsidiary Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Subsidiary Guarantor’s liability hereunder; and

(v)
any defense arising by reason of or deriving from (A) any claim or defense based upon an election of remedies by the Administrative Agent and the other Secured Parties; or (B) any election by the Administrative Agent and the other Secured Parties under any provision of any state or federal bankruptcy, insolvency or similar law to limit the amount of, or any collateral securing, its claim against the Subsidiary Guarantors.

(b)
General Waivers. Each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any notice not provided for herein.

1.06
Reinstatement. The obligations of the Subsidiary Guarantors under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is at any time rescinded, annulled, avoided, set aside, invalidated, declared to be fraudulent or must be otherwise restored or repaid by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization, equitable cause or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Secured Parties on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Persons in connection with such rescission, repayment or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any state or federal bankruptcy, insolvency or similar law. The provisions of this Section 13.05 shall survive termination of this Guaranty.

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1.06
Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that, until the prior and complete satisfaction of all Termination Conditions, they (i) shall have no right of subrogation with respect to the Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Secured Parties or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or any other Person, and each Subsidiary Guarantor waives any benefit of, and any right to participate in, any security or collateral that may from time to time be given to the Secured Parties and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the Secured Parties. Should any Subsidiary Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights prior to complete satisfaction of the Termination Conditions, each Subsidiary Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set-off that such Subsidiary Guarantor may have prior to the complete satisfaction of the Termination Conditions, and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until all Termination Conditions are satisfied in full. Each Subsidiary Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Secured Parties and shall not limit or otherwise affect such Subsidiary Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.06.

1.07
Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors, on one hand, and the Administrative Agent and the Lenders, on the other hand, the obligations of the Borrower under this Agreement and under the other Loan

Documents may be declared to be forthwith due and payable as provided in Section 11 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 11) for purposes of Section 13.01 notwithstanding any stay, injunction or other prohibition, including any such stay upon an Insolvency Proceeding, preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 13.01.

1.08
Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 13 constitutes an instrument for the payment of money, and consents and agrees that the Administrative Agent and the Lenders, at their sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

1.09
Continuing Guarantee. The guarantee in this Section 13 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

1.10
Contribution with Respect to Guaranteed Obligations.

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(a)
To the extent that any Subsidiary Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Subsidiary Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Subsidiary Guarantor if each Subsidiary Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Subsidiary Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Subsidiary Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the prior and complete satisfaction of the Termination Conditions, such Subsidiary Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other

Subsidiary Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)
As of any date of determination, the “Allocable Amount” of any Subsidiary Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Subsidiary Guarantor under this Agreement without rendering such claim voidable or avoidable under any state or federal bankruptcy, insolvency or similar law or other applicable Law.
(c)
This Section 13.10 is intended only to define the relative rights of the Subsidiary Guarantors, and nothing set forth in this Section 13.10 is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

(d)
The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Subsidiary Guarantor or Subsidiary Guarantors to which such contribution and indemnification is owing.

(e)
The rights of the indemnifying Subsidiary Guarantors against other Subsidiary Guarantors under this Section 13.10 shall be exercisable only upon the prior and complete satisfaction of the Termination Conditions.

1.11
General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 13.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Administrative Agent, any Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

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SECTION 14.

MISCELLANEOUS

1.01
No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

1.02
Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) or in the other Loan Documents shall be given or made in writing (including by telecopy or email) delivered, if to the Borrower, another Obligor, the Administrative Agent or any Lender, to its address specified on the signature pages hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise provided in this Agreement or therein, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication).

1.03
Expenses, Indemnification, Etc.

(a)
Expenses. Each Obligor, jointly and severally, agrees to pay or reimburse

(i) the Administrative Agent and the Lenders and their respective Affiliates for all of their reasonable and documented out of pocket costs and expenses (including the reasonable and documented out of pocket fees, expenses, charges and disbursements of Sullivan & Cromwell LLP and Leason Ellis LLP, counsel to the Lenders, the fees (if necessary) of local and regulatory counsel for both of the Administrative Agent and the Lenders in each relevant material jurisdiction, and any sales, goods and services or other similar Taxes applicable thereto, and reasonable and documented printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs), (y) post-closing costs (including, without limitation, costs of the administration of this Agreement and the other Loan Documents) and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated); provided that in the case of such expenses on the Closing Date, the amount of such expenses obligated to be paid by the Obligors (including expenses paid under the Royalty Interest Financing Agreement) shall not exceed the amount as set forth in the Letter of Intent between the Company and Oaktree Capital Management, L.P., dated January 12, 2021; and (ii) each of the Administrative Agent and the Lenders for all of their documented out of pocket costs and expenses (including the fees and expenses of any legal counsel) in connection with the enforcement, exercise or protection of their rights in connection with this Agreement and

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the other Loan

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Documents, including their rights under this Section 14.03, or in connection with the Loans made hereunder, including such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)
Indemnification. Each Obligor, jointly and severally, hereby indemnifies the Administrative Agent (and any sub-agent thereof), the Lenders and their respective Affiliates, directors, officers, employees, attorneys, agents, advisors and controlling parties (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind including reasonable and documented out of pocket fees and disbursements of any counsel for each Indemnified Party (limited to one legal counsel in each relevant jurisdiction), that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to (i) Agreement or any of the other Loan Documents or the Transactions, (ii) any use made or proposed to be made with the proceeds of the Loans,

(iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Obligor or any of its Subsidiaries, or (iv) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether or not such investigation, litigation or proceeding is brought by any Obligor, any of its Subsidiaries, shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Section 6 are satisfied or the other transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is (i) found in a final, non- appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or (ii) is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from a claim brought by any Obligor against an Indemnified Party for material breach in bad faith or reckless disregard of such Indemnified Party’s obligations hereunder or under any other Loan Document. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. The Borrower, its Subsidiaries and Affiliates and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties are each sometimes referred to in this Agreement as a “Borrower Party”. None of the Administrative Agent and the Lenders shall assert any claim against any Borrower Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans.

Notwithstanding the foregoing in this Section 14.03(b), the Obligors shall not be liable for any settlement of any proceeding effected without the Obligors’ consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the Obligors’ written consent, or if there is a judgment against an Indemnified Party in any such proceeding, the Obligors shall indemnify and hold harmless each Indemnified Party to the extent and in the manner set forth above. The Obligors shall not, without the prior written consent of an Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened

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proceeding against such Indemnified Party in respect of which indemnity could have been sought hereunder by such Indemnified Party unless (a) such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject matter of, or arise out of, such proceeding and (b) such settlement does not include any statement as to, or any admission of fault, culpability, wrongdoing or a failure to act by or on behalf of such Indemnified Party. This Section shall not apply with respect to (x) Taxes other than Taxes relating to a non-Tax Claim or Loss governed by this Section 14.03(b) and (y) yield protection matters covered by Section 5.01, which shall be governed exclusively by Section 5.01.

1.04
Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement and any other Loan Document may be modified or supplemented only by an instrument in writing signed by the Borrower, the Administrative Agent and the Majority Lenders; provided that:

(a)
any such modification or supplement that is disproportionately adverse to any Lender as compared to other Lenders or subjects any Lender to any additional obligation shall not be effective without the consent of such affected Lender;

(b)
the consent of all of the Lenders shall be required to:

(i)
amend, modify, discharge, terminate or waive any of the terms of this Agreement or any other Loan Agreement if such amendment, modification, discharge, termination or waiver would increase the amount of the Loans or Commitment, reduce the fees payable hereunder, reduce interest rates (provided that the Majority Lenders may rescind an imposition of default interest hereunder) or other amounts payable with respect to the Loans (excluding mandatory prepayments), extend any date fixed for payment of principal (excluding mandatory prepayments) (it being understood that the waiver of any prepayment of Loans shall not constitute an extension of any date fixed for payment of principal), interest or other amounts payable relating to the Loans or extend the repayment dates of the Loans (excluding mandatory prepayments);

(ii)
amend, modify, discharge, terminate or waive any Security Document if the effect is to release all or substantially all of the Collateral subject thereto other than pursuant to the terms hereof or thereof; or

(iii)
amend this Section 14.04 or the definition of “Majority Lenders”.

1.05
Successors and Assigns.

(a)
General. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto or thereto and their respective successors and assigns permitted hereby or thereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder (except in connection with an event permitted under Section 9.03) without the prior written consent of the Administrative Agent. Any Lender may assign or otherwise transfer any of its rights or obligations hereunder or under any of the other Loan Documents (i) to an

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assignee in accordance with the provisions of Section 14.05(b), (ii) by way of

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participation in accordance with the provisions of Section 14.05(e), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.05(f). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.05(e) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)
Assignments by Lender. Any Lender may at any time assign to one or more Eligible Transferees (or, if an Event of Default has occurred and is continuing, to any Person) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) and the other Loan Documents; provided that (i) no such assignment shall be made to any Obligor, any Affiliate of any Obligor, any employees or directors of any Obligor at any time and (ii) no such assignment shall be made without the prior written consent of the Administrative Agent. The consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) a Default or Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to an Eligible Transferee); provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof; provided further that the consent of the Borrower shall not be required for any assignment to (x) Oaktree Capital Management, L.P. or any of its managed funds or accounts or (y) any Affiliate of the foregoing. Subject to the recording thereof by the Administrative Agent pursuant to Section 14.05(d), and to receipt by the Administrative Agent of a processing and recordation fee in the amount of $3,500 (provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment) from and after the date such Assignment and Assumption is recorded in the Register, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of the Lender under this Agreement and the other Loan Documents, and correspondingly the assigning Lender shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) and the other Loan Documents but shall continue to be entitled to the benefits of Section 5 and Section 14.03. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this Section 14.05(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.05(e).

(c)
Amendments to Loan Documents. Each of the Administrative Agent, the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Administrative Agent, the

4882-5123-7900 v.12

Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made under this Section 14.05.

(d)
Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. Notwithstanding anything to the contrary, any assignment of any Loan shall be effective only upon appropriate entries with respect thereto being made in the Register.

(e)
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Eligible Transferee (other than a natural person or any Obligor or any of its Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of the Lender’s rights and/or obligations under this Agreement (including all or a portion of the Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection therewith. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal (excluding mandatory prepayments) of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or
(iv)
reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest (other than a waiver of default interest) . Subject to Section 14.05(f), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 or 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.05(b); provided that such Participant (i) shall not be entitled to such benefits unless such Participant agrees, for the benefit of the Borrower, to comply with the documentation requirements of Section 5.03(e)(ii) as if it were a Lender and complies with such requirements, (ii) agrees to be subject to the provisions of Section 5.04 as if it were an assignee under Section 14.05(b) and (iii) shall not be

4882-5123-7900 v.12

entitled to receive any greater payment under Section 5.01 or 5.03, with respect to any

4882-5123-7900 v.12

participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.03(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any

Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)
Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03 than such Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(g)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

1.07
Survival. The obligations of the Borrower under Sections 5.01, 5.02, 5.03, 14.03, 14.05, 14.06, 14.09, 14.10, 14.11, 14.12, 14.13 and 14.14 and the obligations of the Subsidiary Guarantors under Section 13 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of the Lenders’ assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that the Lenders may cease to be “Lenders” hereunder. In addition, each representation and warranty made, or deemed to be made by a Borrowing Notice, herein or pursuant hereto shall survive the making of such representation and warranty.

4882-5123-7900 v.12

1.07
Captions. The table of contents and captions and Section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

1.08
Counterparts, Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall become effective when counterparts hereof executed on behalf of the Obligors, the Administrative Agent and the Lender shall have been received by the Administrative Agent.

1.09
Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

1.10
Jurisdiction, Service of Process and Venue.

(a)
Submission to Jurisdiction. Each party hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against such other party in any way relating to this Agreement or any Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)
[Reserved].

(c)
Waiver of Venue, Etc. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

4882-5123-7900 v.12

1.11
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

1.12
Waiver of Immunity. To the extent that any Obligor may be or become entitled to claim for itself or its property or revenues any immunity on the ground of sovereignty or the like from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment or execution of a judgment, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity with respect to its obligations under this Agreement and the other Loan Documents.

1.13
Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any confidentiality (or similar) agreements. EACH OBLIGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH ADMINISTRATIVE AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

1.14
Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

1.15
No Fiduciary Relationship. The Borrower acknowledges that the Administrative Agent and the Lenders have no fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between the Lenders and the Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties.

1.16
Confidentiality. The Administrative Agent and each Lender agree to keep confidential, and not disclose to any Person all non-public information provided to them by or on behalf of any Obligor pursuant to this Agreement that is designated by such Obligor as confidential in accordance with its customary procedures for handling its own confidential information; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent, any other Lender, any Affiliate of a Lender subject to an agreement to comply with the provisions of this section, or any Eligible Transferee or other assignee permitted under Section 14.05(b), (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective direct or indirect counterparty to any Hedging Agreement (or any professional advisor to such

4882-5123-7900 v.12

counterparty), (iii)

4882-5123-7900 v.12

to its employees, officers, directors, agents, attorneys, accountants, trustees and other professional advisors or those of any of its affiliates (collectively, its “Related Parties”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential),

(iv)
upon the request or demand of any Governmental Authority or any Regulatory Authority purporting to have jurisdiction over such Person or its Related Parties (including any self- regulatory authority, such as the National Association of Insurance Commissioners), (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (vi) if requested or required to do so in connection with any litigation or similar proceeding, (vii) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 14.16), (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (ix) in connection with the exercise of any remedy hereunder or under any other Loan Document, (x) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the Loans or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers of other market identifiers with respect to the Loans or (xi) to any other party hereto; provided that, in the case of disclosure pursuant to clause (iv), (v) and (vi) above, the Administrative Agent or applicable Lender, as applicable, shall promptly provide notice to the Borrower to the extent reasonable and not prohibited by Law or any applicable Governmental Authority.

1.17
Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Administrative Agent and the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate.

1.18
Judgment Currency.

(a)
If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase Dollars with such other currency at the buying spot rate of exchange in the

4882-5123-7900 v.12

New York

4882-5123-7900 v.12

foreign exchange market on the Business Day immediately preceding that on which any such judgment, or any relevant part thereof, is given.

(b)
The obligations of the Obligors in respect of any sum due to the Administrative Agent hereunder and under the other Loan Documents shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent in Dollars, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss. If the amount of Dollars so purchased exceeds the sum originally due to the Administrative Agent in Dollars, the Administrative Agent shall remit such excess to the Borrower.

1.20
USA PATRIOT Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow such Person to identify such Obligor in accordance with the Patriot Act.

1.21
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)
the effects of any Bail-In Action on any such liability, including, if applicable:

(i)
a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)
the variation of the terms of such liability in connection with the exercise of

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the Write-Down and Conversion Powers of the applicable Resolution Authority.

4882-5123-7900 v.12

[Signature Pages Follow]

4882-5123-7900 v.12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

IMPEL NEUROPHARMA, INC.

By:

Name: John Leaman

Title: Chief Financial Officer

Address for Notices:

Impel NeuroPharma, Inc.

201 Elliott Avenue West, Suite 260

Seattle, WA 98119

Attn: Chief Financial Officer Email: jleaman@impelnp.com

with a copy to:

Fenwick & West LLP

1191 Second Avenue, 10th Floor Seattle, WA 98101

Attention: Alan Smith

Email: acsmith@fenwick.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By: Oaktree Capital Management, L.P. Its: Managing Member

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Title:

Jessica Dombroff Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Title:

Jessica Dombroff Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE-FORREST MULTI-STRATEGY, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE-TMBR STRATEGIC CREDIT FUND F, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name:Jessica Dombroff

Title: Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE-TMBR STRATEGIC CREDIT FUND G, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Title:

Jessica Dombroff Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By: Oaktree Capital Management, L.P. Its: Manager

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Title:

Name: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By: Oaktree Capital Management, L.P. Its: Manager

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title: Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P.

By: Oaktree Fund AIF Series, L.P. – Series T Its: General Partner

By: Oaktree Fund GP AIF, LLC Its: Managing Member

By: Oaktree Fund GP III, L.P. Its: General Partner

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Authorized SignatoryName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price Authorized Signatory

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE STRATEGIC INCOME II, INC.

By: Oaktree Fund Advisors, LLC Its: Investment Advisor

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE SPECIALTY LENDING CORPORATION

By: Oaktree Fund Advisors, LLC Its: Investment Adviser

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title: Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE STRATEGIC CREDIT FUND

By: Oaktree Fund Advisors, LLC Its: Investment Advisor

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By: Oaktree Global Credit Plus Fund GP, L.P. Its: General Partner

By: Oaktree Global Credit Plus Fund GP Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P. Its: Director

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE DIVERSIFIED INCOME FUND INC.

By: Oaktree Fund Advisors, LLC Its: Investment Advisor

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Vice PresidentName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price

Senior Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By: Oaktree AZ Strategic Lending Fund GP, L.P. Its: General Partner

By: Oaktree Fund GP IIA, LLC Its: General Partner

By: Oaktree Fund GP II, L.P. Its: Managing Member

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Authorized SignatoryName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price Authorized Signatory

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE LOAN ACQUISITION FUND, L.P.

By: Oaktree Fund GP IIA, LLC Its: General Partner

By: Oaktree Fund GP II, L.P. Its: Managing Member

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title: Authorized SignatoryName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price Authorized Signatory

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By: Oaktree Life Sciences Lending Fund GP, L.P. Its: General Partner

By: Oaktree Life Sciences Lending Fund GP Ltd. Its: General Partner

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Jessica Dombroff Vice President

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price Authorized Signatory

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

OAKTREE PRE LIFE SCIENCES FUND, L.P.

By: Oaktree Pre Life Sciences Fund GP, L.P. Its: General Partner

By: Oaktree Fund GP IIA, LLC Its: General Partner

By: Oaktree Fund GP II, L.P. Its: Managing Member

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

By:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Name: Jessica Dombroff

Title:

Authorized SignatoryName: Title:

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Brian Price, Authorized Signatory

[Signature Page to Credit Agreement and Guaranty]

DocuSign Envelope ID: 47B82C5F-E676-4F07-A1B9-C519C8E902F2

Address for Notices:

Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP 125 Broad Street

New York, NY 10004 Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Credit Agreement and Guaranty]

Schedule 1

Loans Schedule

Lender	Commitment
Oaktree-TCDRS Strategic Credit, LLC	$548,000
Oaktree-Forrest Multi-Strategy, LLC	$443,000
Oaktree-TBMR Strategic Credit Fund C, LLC	$266,500
Oaktree-TBMR Strategic Credit Fund F, LLC	$417,500
Oaktree-TBMR Strategic Credit Fund G, LLC	$681,500
Oaktree-TSE 16 Strategic Credit, LLC	$686,000
INPRS Strategic Credit Holdings, LLC	$203,000
Oaktree Gilead Investment Fund AIF (Delaware), L.P.	$3,433,500
Oaktree Strategic Income II, Inc.	$948,500
Oaktree Specialty Lending Corporation	$12,160,500
Oaktree Strategic Credit Fund	$4,767,500
Oaktree GCP Fund Delaware Holdings, L.P.	$305,000
Oaktree Diversified Income Fund Inc.	$1,001,000
Oaktree AZ Strategic Lending Fund, L.P.	$6,521,500
Oaktree Loan Acquisition Fund, L.P.	$9,534,500
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$3,814,000
Oaktree PRE Life Sciences Fund, L.P.	$4,268,500
Total Commitment	$50,000,000

Schedule 2

Products

Borrower/Subsidiary Name	Name and Brief Description of Product
Impel NeuroPharma, Inc.	TrudhesaTM (dihydroergotamine mesylate) nasal spray 0.725 mg per spray

26923/00604/FW/15597980.1

Schedule 7.05(b)

Certain Intellectual Property

None.

26923/00604/FW/15597980.1

Schedule 7.08

Taxes

None.

26923/00604/FW/15597980.1

Schedule 7.12

Information Regarding Subsidiaries

Name	Type of Organization	Jurisdiction	Owner	Equity Ownership
Impel	Proprietary	Australia	Impel	100%
NeuroPharma	limited company		NeuroPharma,
Australia PTY			Inc.
Ltd

26923/00604/FW/15597980.1

Schedule 7.13(a)

Existing Indebtedness

None.

26923/00604/FW/15597980.1

Schedule 7.13(b)

Existing Liens

None.

26923/00604/FW/15597980.1

Schedule 7.16

Real Property Owned or Leased by Obligors

Name	Complete Street and Mailing Address, including County and Zip Code	Own/Lease	Landlord
Impel NeuroPharma, Inc.	201 Elliott Ave W, Suite 260, Seattle, WA 98119	Leased	BMR-201 Elliott Avenue LLC

26923/00604/FW/15597980.1

Schedule 7.17

Pension Matters

None.

26923/00604/FW/15597980.1

Schedule 7.23

Royalties and Other Payments

Revenue Interest Financing Agreement, dated as of March [ ], 2022, between Impel NeuroPharma, Inc., the Purchasers from time to time party thereto and Oaktree Fund Administration, LLC.

26923/00604/FW/15597980.1

EXHIBIT A

FORM OF NOTE

TERM LOAN NOTE

U.S. $[•] [•], 20[•]

FOR VALUE RECEIVED, the undersigned, Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to [ ] (the “Lender”), in immediately available funds, the aggregate principal sum set forth above, or, if less, the aggregate unpaid principal amount of the Loan made by the Lender pursuant to Section 2.01 of the Credit Agreement referred to below, on the dates and at the times set forth in the Credit and Guaranty Agreement, dated as of March 17, 2022, among the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in this Note and not otherwise defined herein shall have the meanings attributable to such terms in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount of the Lender’s Loans on the dates and at the rate or rates provided for in the Credit Agreement. All payments of principal and interest shall be made in lawful money of the United States in immediately available funds to the Administrative Agent at such place and to such account or accounts as the Administrative Agent may direct from time to time by notice to the Borrower in accordance with the Credit Agreement, for the benefit of the Lender. on the date or dates and times specified in the Credit Agreement, together with interest on the principal amount of such Loans from time to time outstanding thereunder at the rates, and payable in the manner and on the dates and at the times specified in the Credit Agreement.

This Note is one of the Notes referred to in and is issued pursuant to the terms of the Credit Agreement, and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein. Reference is hereby made to the Credit Agreement for a statement of the terms and conditions governing this Note, including those related to voluntary and mandatory prepayment of this Note and acceleration of the maturity hereof upon the happening of certain stated events.

This Note is secured, on a parity basis with the other Notes, by the Security Documents. Reference is hereby made to the Security Documents for a description of the collateral thereby mortgaged, warranted, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for this Note and the rights of the holder of this Note and the Administrative Agent in respect of such security and otherwise.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The Borrower hereby waives demand, presentment, protest or notice of any kind

EXHIBIT A-1

4883-8184-1423 v.2

hereunder, other than notices provided for in the Loan Documents. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in such particular or any subsequent instance.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT.

[Signature Page Follows]

EXHIBIT A-2

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IN WITNESS WHEREOF, the Borrower has duly executed and delivered this Note as of the day and year first above written.

IMPEL NEUROPHARMA, INC.

By: Name:

Title:

EXHIBIT A-3

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EXHIBIT B

FORM OF BORROWING NOTICE

Date : [•]

To: Oaktree Fund Administration, LLC, as Administrative Agent

333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Aman Kumar Attention: Oaktree Agency

Email: AmKumar@oaktreecapital.com Email: oaktreeagency@alterdomus.com

Re: Borrowing under the Credit Agreement

Ladies and Gentlemen:

The undersigned, Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), refers to the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.02 of the Credit Agreement, of the Borrowing of the Loan specified herein:

1.
The funding date is [•].

2.
The amount of the proposed Borrowing is $50,000,000.

3.
The payment instructions with respect to the funds to be made available to the Borrower are as follows:

Bank name: Bank Address: Routing Number:

Account Number:

[Signature Page Follows]

EXHIBIT B-1

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IN WITNESS WHEREOF, the Borrower has caused this Borrowing Notice to be duly executed and delivered as of the day and year first above written.

BORROWER:

IMPEL NEUROPHARMA, INC.

By Name:

Title:

EXHIBIT B-2

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EXHIBIT C

FORM OF GUARANTEE ASSUMPTION AGREEMENT GUARANTEE ASSUMPTION AGREEMENT dated as of [DATE] (this

“Agreement”) by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a

[corporation][limited liability company] (the “Additional Subsidiary Guarantor”), under that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make an extension of credit to the Borrower upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, Section 8.11 of the Credit Agreement provides that any new Subsidiary of the Borrower shall become a Subsidiary Guarantor under the Credit Agreement and a Grantor under the Security Agreement by execution and delivery of an instrument in the form of this Agreement; and

WHEREAS, the undersigned Additional Subsidiary Guarantor is executing this Agreement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor as consideration for Loans previously made pursuant to Section 2.01 of the Credit Agreement;

NOW, THEREFORE, the Additional Subsidiary Guarantor agrees as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

Section 2. The Guaranty. In accordance with Section 8.11 of the Credit Agreement, the Additional Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and the Additional Subsidiary Guarantor hereby (a) jointly and severally with the other Subsidiary Guarantors, guarantees to the Administrative Agent and the Lenders, and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise), or performance, as the case may be, of all Guaranteed Obligations (as defined in Section 13.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Section 13 of the Credit Agreement and (b) makes the representations and warranties set forth in Section 7 of the Credit Agreement and in Section 4 of the Security Agreement, with respect to itself and its obligations under this Agreement and the other Loan Documents, as if each reference in such Sections to the Loan Documents included reference to this Agreement, such representations and warranties to be made as of the date hereof; provided that the Schedules to the Credit Agreement are

EXHIBIT C-1

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hereby supplemented to include the items set forth on the corresponding schedules to this Agreement.1 Each reference to a “Subsidiary Guarantor” in the Loan Documents shall be deemed to include the Additional Subsidiary Guarantor as if originally named therein as a Subsidiary Guarantor. The Guaranty is hereby incorporated herein by reference.

Section 3. Representations and Warranties. The Additional Subsidiary Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4. Counterparts; Integration. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received a counterpart hereof that bears the signature of the Additional Subsidiary Guarantor. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5. Effect on Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

Section 6. Governing Law; Jurisdiction.

(a)
Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)
Jurisdiction. The Additional Subsidiary Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; and irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. The Additional Subsidiary Guarantor hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any

1 If any Schedules set forth in Section 7 of the Credit Agreement or Section 4 of the Security Agreement need to be updated, include such updates as a schedule to this

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Agreement

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right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(c)
Waiver of Venue. The Additional Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 6. The Additional Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)
Service of Process. The Additional Subsidiary Guarantor irrevocably consents to service of process in the manner provided for notices in Section 14.02 (Notices) of the Credit Agreement. Nothing in this Agreement will affect the right of the Administrative Agent to serve process in any other manner permitted by applicable law.

Section 7. Waiver of Jury Trial.

THE ADDITIONAL SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 14.02 (Notices) of the Credit Agreement.

Section 10. Administrative Agent’s Expenses. The Additional Subsidiary Guarantor agrees to reimburse the Administrative Agent for its reasonable and documented out-of- pocket expenses in connection with this Agreement as provided in Section 14.03(a) (Expenses) of the Credit Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR]

By Name:

Title:

Address for Notices: [ ]

[ ]

Attn: [ ]

Tel.: [ ]

Fax: [ ]

Email: [ ]

EXHIBIT C-5

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EXHIBIT D

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

EXHIBIT D-1-1

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EXHIBIT D-1

EXHIBIT D-2-1

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(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Pursuant to the provisions of Section 5.03(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

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EXHIBIT D-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Pursuant to the provisions of Section 5.03(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

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EXHIBIT D-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Pursuant to the provisions of Section 5.03(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

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EXHIBIT D-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Pursuant to the provisions of Section 5.03(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and

(v)
none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W- 8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W- 8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

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EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE [DATE]

This certificate is delivered pursuant to Section 8.01(c) of the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned, a duly authorized Responsible Officer of the Borrower having the name and title set forth below under his or her signature, hereby certifies (in his or her capacity as an officer of the Borrower and not in his or her individual capacity), on behalf of the Borrower for the benefit of the Lenders and pursuant to Section 8.01(c) of the Credit Agreement that such Responsible Officer of the Borrower is familiar with the Credit Agreement and that, in accordance with each of the following sections of the Credit Agreement, each of the following is true on the date hereof, both before and after giving effect to any Loan to be made on or before the date hereof:

1.
In accordance with [Section 8.01[(a)/(b)]] of the Credit Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [•] required to be delivered pursuant to Section 8.01[(a)/(b)] of the Credit Agreement. Such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at the dates indicated therein and the results of operations of the Borrower and its Subsidiaries for the periods indicated therein and have been prepared in accordance with GAAP consistently applied [(subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes)].2

2.
The Borrower has complied with the covenants contained in Section 10.01 and Section 8.17 of the Credit Agreement at all times during the fiscal quarter covered by the financial statements attached hereto as Annex A.

3.
Attached hereto as Annex B are the calculations used to determine compliance with the Minimum Liquidity Amount covenant contained in Section 10.01 of the Credit Agreement which calculations are true and correct.

4.
No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, which describes in detail the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event].

5.
[Attached hereto as Annex D is a list of all newly acquired or created Intellectual Property Collateral (as defined in the Security Agreement) of any Grantor (as defined in the Security

2 Insert language in brackets only for quarterly certifications.

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Agreement) required to be updated pursuant to Section 3(e)(ii) of the Security Agreement.][Since [the Closing Date][the date of the last Compliance Certificate delivered by the Borrower pursuant to Section

8.01 of the Credit Agreement], the Company has no newly created or acquired Intellectual Property Collateral (as defined in the Security Agreement).]

6.
[Insert any details of any occurrence or existence of any event, circumstance, act or omission that would cause any representation or warranty contained in Section 7.07, Section 7.18 or Section 7.22 of the Credit Agreement to be incorrect in any material respect (or in any respect if such representation or warranty is qualified by materiality or by reference to Material Adverse Effect or Material Adverse Change) if such representation or warranty were to be made at the time of delivery of this Compliance Certificate.]

[Signature Page Follows]

EXHIBIT E-2

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IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

IMPEL NEUROPHARMA, INC.

By Name:

Title:

EXHIBIT E-3

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ANNEX A TO COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS

[See attached.]

EXHIBIT E-4

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ANNEX B TO COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANT COMPLIANCE

Section 10.01: Minimum Liquidity – Aggregate balance of unencumbered cash to the extent held in one or more Controlled Accounts over which the Administrative Agent has a first priority perfected security interest.

I.A	Aggregate amount of cash or Permitted Cash Equivalents held in Controlled Accounts	$
I.B	Minimum Liquidity Amount	$12,500,000
	Is Line I.A equal to or greater than Line I.B?	Yes: In compliance; No: Not in compliance

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ANNEX C TO COMPLIANCE CERTIFICATE

DEFAULTS OR EVENTS OF DEFAULT [IF NEEDED]

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ANNEX D TO COMPLIANCE CERTIFICATE

CREATED OR ACQUIRED INTELLECTUAL PROPERTY COLLATERAL

[IF NEEDED]

EXHIBIT E-7

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EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [ ] (the “Assignor”) and [ ] (the “Assignee”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor[s]:

2.
Assignee[s]:

[Assignee is an Affiliate of [identify Lender]]

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3.
Borrower: Impel NeuroPharma, Inc.

4.
Administrative Agent: Oaktree Fund Administration, LLC

5.
Credit Agreement: Credit Agreement and Guaranty, dated as of [•], 2022, among the Borrower, certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time thereunder, the Lenders from time to time party thereto and the Administrative Agent.

6.
Assignee’s jurisdiction of tax residence:

7.
Assigned Interest[s]:

Assignor[s][3]	Assignee[s][4]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[5]	Percentage Assigned of Commitment/ Loans[7]
		$	$	%
		$	$	%
		$	$	%

[Signature Page Follows]

3 List each Assignor, as appropriate

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4 List each Assignee, as appropriate

5 Set forth, to at last 9 decimals, as a percentage of the Loans of all Lenders thereunder.

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Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: Name: Title: .

ASSIGNEE

[NAME OF ASSIGNEE]

By: Name: Title:

Consented to and Accepted:

Oaktree Fund Administration, LLC, as Administrative Agent

By: Name: Title:

[Consented to:6

Impel NeuroPharma, Inc.

By: Name: Title: ]

6 The consent of the Borrower is required unless (x) a Default or an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to an Eligible Transferee.

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ANNEX 1

STANDARD TERMS AND CONDITIONS

1.
Representations and Warranties.
1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or other Person of any of their respective obligations under any Loan Document.

1.2
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 8.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making

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of this assignment directly between themselves.

3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission (PDF format) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT G

FORM OF LANDLORD CONSENT

This CONSENT AGREEMENT (this “Agreement”) is entered into as of [•], 20[•], by and between [INSERT NAME OF LANDLORD] (“Landlord”), [INSERT NAME OF TENANT]

(the “Tenant”) and Oaktree Fund Administration, LLC (in such capacity, together with its successors and assigns, the “Administrative Agent”), with reference to the following facts:

WHEREAS, Landlord and the Tenant have entered into that certain lease, dated as of [•], 20[•] (the “Lease”) for certain premises (the “Premises”) more fully described in Annex A;

WHEREAS, the Tenant has entered into (i) that certain Credit Agreement and Guaranty, dated as of March 17, 2022, among Impel NeuroPharma, Inc., as borrower, the Subsidiary Guarantors from time to time party thereto [including the Tenant], the Lenders from time to time party thereto and the Administrative Agent (as amended or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Security Agreement, dated as of March 17, 2022, among Impel NeuroPharma, Inc., the other Grantors from time to time party thereto [including the Tenant], and the Administrative Agent (as amended or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, the Administrative Agent has obtained a continuing security interest in, among other things, substantially all assets of the Tenant, whether now owned or hereafter acquired (the “Collateral”), including any equipment, tools, machinery, inventory, stock, goods, furniture, accounts receivable, trade fixtures and other property (together with all additions, substitutions, replacements, improvements and proceeds thereof, “Tenant’s Property”) that are now or in the future may become located or stored at the Premises, until all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) have been paid in full in cash and the Commitment under the Credit Agreement has been terminated (the capitalized terms used above but not defined shall have the definition provided in the Credit Agreement).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
(a) Landlord is the landlord under the Lease, (b) the Lease is in full force and effect,
(c)
Landlord has no actual knowledge of any defense, offset, claim or counterclaim by or in favor of Landlord against Tenant under the Lease or against the obligations of Landlord under the Lease and
(d)
Landlord has no knowledge of the occurrence of any default under or in connection with the Lease.

2.
Tenant’s granting of a security interest in or lien upon the Collateral in favor of the Administrative Agent shall not constitute a default under the Lease or permit Landlord to terminate the Lease or otherwise be the basis for the exercise of any remedy by Landlord. Tenant’s obligations under the Loan Documents, and any of the terms and conditions thereof, may be amended, modified or extended without consent of or notice to Landlord.

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3.
Landlord shall send to the Administrative Agent a concurrent copy of any notice

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of default or acceleration of rent payments under the Lease sent to Tenant. Failure by Landlord to send any such notice shall not affect the rights or obligations of Landlord or Tenant under the Lease and Landlord shall not incur any liability for failure to do so. Landlord shall allow the Administrative Agent the same rights to cure a default under the Lease as Tenant has under the Lease during the same cure period afforded to Tenant (provided that the Administrative Agent shall have no obligation to cure). Landlord shall also send to the Administrative Agent notice of any termination of the Lease within five business days thereof. No action by Administrative Agent pursuant to this Agreement shall be deemed to be an assumption by Administrative Agent of any obligation under the Lease, and, except as explicitly provided in Sections 7 and 10 below, the Administrative Agent shall not have any obligation to Landlord.

4.
Landlord waives and releases in favor of the Administrative Agent: (a) each and every right which Landlord now has under applicable law or by virtue of the Lease, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Tenant’s Property that is located on the Premises and (b) any and all other interests or claims of every nature whatsoever which Landlord may now or hereafter have in or against Tenant’s Property for any rent, storage charges, or other sums due, or to become due, to Landlord by Tenant.

5.
Tenant’s Property is and will remain personal property and shall not be considered fixtures or otherwise part of the Premises regardless of whether or by what means it is or may become attached or affixed to the Premises. Landlord shall provide prompt written notice to the Administrative Agent at the address set forth in its signature block of any early termination or expiration of the lease or any abandonment of the Premises by the Tenant.

6.
Landlord hereby agrees to not exercise any of Landlord’s rights, remedies, powers, privileges, or discretions with respect to Tenant’s Property, or Landlord’s liens or security interests in Tenant’s Property, unless and until Landlord receives written notice from an officer of the Administrative Agent that Tenant’s obligations under the Loan Documents have been paid in full. The foregoing waiver is for the benefit of the Administrative Agent only and does not affect the obligations of Tenant to Landlord under the Lease.

7.
During the term of the Lease, Landlord grants to the Administrative Agent a license to enter upon and into the Premises upon reasonable prior written notice to Landlord at reasonable times during regular business hours to take possession of, sell or otherwise enforce its security interest in Tenant’s Property. Landlord shall cooperate with the Administrative Agent’s enforcement of its security interest and rights in Tenant’s Property, at no cost to Landlord. The Administrative Agent will comply with any security or escort requirements or other reasonable requirements imposed by Landlord. The Administrative Agent shall promptly repair, at the Administrative Agent’s expense, or reimburse Landlord for any physical damage to the Premises caused by the conduct of such sale and any removal of Tenant’s Property by or through the Administrative Agent (normal wear and tear excluded); provided that the Administrative Agent shall not be liable for any diminution in value of the Premises caused by the absence of any of Tenant’s Property or any other property left on the Premises by Landlord or Tenant.

8.
So long as the Tenant remains in possession of the Premises, Landlord will not dispose of any of the Tenant’s Property nor assert any right or interest therein. If any of Tenant’s Property remains on the Premises after the Tenant has vacated the Premises and an Event of Default has occurred and is continuing, Landlord (i) will promptly inform the Administrative Agent of the

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vacancy and not dispose of any of the Tenant’s Property nor assert any right or interest therein, unless the Administrative Agent has had a reasonable period of time (in any case, not less than ninety (90) days after the Administrative Agent has actual knowledge that the Tenant has vacated the Premises) to exercise the Administrative Agent’s rights in and to the Tenant’s Property, and (ii) will permit the Administrative Agent, or its agents or representatives, upon two (2) business days’ prior written notice by the Administrative Agent to Landlord at the address set forth in its signature block, to enter upon the Premises during such ninety (90) day period for the purpose of exercising any right the Administrative Agent may have under the terms of the Credit Agreement or Security Agreement, at law, or in equity, including, without limitation, the right to remove the Collateral and the right to conduct a public auction or private sale of Tenant’s Property at the Premises, provided that the Administrative Agent shall use reasonable best efforts to notify Landlord first and hold such auction or sale in a manner that would not unduly disrupt Landlord’s or any other tenant’s use of the Premises.

9.
If any order or injunction is issued or stay granted which prohibits the Administrative Agent from exercising any of its rights hereunder, then, at the Administrative Agent’s option, the period set forth in this Paragraph 9 shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (i) the number of days remaining for the Administrative Agent to perform under this Paragraph 3 or (ii) thirty (30) days.

10.
The Administrative Agent and the Tenant agree, jointly and severally, promptly to repair any damage to the Premises caused by the Administrative Agent’s or its agent’s removal of the Tenant’s Property following the occurrence and continuance of an Event of Default or, if Landlord, in its sole discretion, shall elect to make such repairs, to pay to Landlord promptly the reasonable costs and expenses incurred in connection therewith. The Administrative Agent hereby indemnifies Landlord for any claim, liability or expense (including reasonable attorneys’ fees) arising out of or in connection with the Administrative Agent’s or its agent’s entry upon the Premises and removal of the Collateral. Notwithstanding the foregoing, the Administrative Agent shall not (i) be liable for any diminution in value of the Premises caused by the absence of any Collateral so removed or (ii) have any duty or obligation to remove or dispose of any Collateral or any other property left on the Premises by the Tenant.

11.
All notices hereunder to Landlord or to the Administrative Agent shall be in writing and sent to Landlord or to the Administrative Agent at its address set forth on the signature page hereof by facsimile, email, United States mail or overnight delivery service.

12.
The agreements contained herein shall supplement the terms of the Lease and shall continue in effect until Landlord shall have received the Administrative Agent’s written certification that all amounts advanced under the Credit Agreement have been paid in full.

13.
This Agreement and any right, remedy, obligation, claim, controversy, dispute or cause of action based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the laws of the State of New York.

14.
Landlord irrevocably and unconditionally (a) agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or in equity, whether in contract, tort or otherwise, against the Administrative Agent arising out of or relating to this Agreement in any forum other than the courts of the State of New York sitting in New York County,

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and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, (b) submits to the jurisdiction of such courts and agrees that all claims in respect of such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court, (c) agrees that a final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, (d) waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section, (e) waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court, and (f) consents to the service of any process, summons, notice or document in any such action, litigation or proceeding by registered mail addressed to Landlord at its address set forth on the signature page hereof. Nothing herein will affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or affect the Administrative Agent’s right to bring any action, litigation or proceeding against Landlord or its property in the courts of other jurisdictions. To the extent that Landlord has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Landlord irrevocably waives such immunity in respect of its obligations under this Landlord.

15.
Sub-Agent. All rights of the Administrative Agent hereunder may be exercised by any other person acting on the Administrative Agent’s behalf as its sub-agent and designated by the Administrative Agent in writing as such.

16.
WAIVER OF JURY TRIAL. LANDLORD IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR AGENT’S ACTIONS IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

17.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof.

18.
This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this instrument at , this day of , 20 .

[LANDLORD’S NAME], as Landlord

By: Name:

Title:

Address for Notices: [ ]

[ ]

Attn: [ ]

Tel.: [ ]

Fax: [ ]

Email: [ ]

Oaktree Fund Administration, LLC, as the Administrative Agent

By: Name:

Title:

Address for Notices:

Oaktree Fund Administration, LLC, as Administrative Agent

[•]

[•] Attention: [•] Tel: [•]

Fax: [•]

Email: [•]

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Acknowledged and Agreed to:

[TENANT’S NAME], as the Tenant

By Name:

Title:

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ANNEX A

Description of Premises

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Exhibit H to Credit Agreement

RESERVED

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EXHIBIT I

FORM OF INTERCOMPANY SUBORDINATION AGREEMENT

This Intercompany Subordination Agreement, dated as of [•], 2022 (as subsequently amended or otherwise modified, this “Subordination Agreement”), is entered into by and among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that are parties hereto, and certain other Subsidiaries of the Borrower that may, from time to time in the future, become parties hereto by executing and delivering a joinder agreement in substantially the form of Exhibit A hereto (any such Subsidiary being herein, individually, a “Subsidiary Party” and collectively the “Subsidiary Parties”) and Oaktree Fund Administration, LLC in its capacity as Administrative Agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Reference is made to that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (as subsequently amended or otherwise modified, the “Credit Agreement”) among the Borrower, certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time thereunder, the Lenders from time to time party thereto and the Administrative Agent. Unless otherwise defined, capitalized terms used herein have the meanings set forth in the Credit Agreement.

This Subordination Agreement is being executed and delivered by the parties hereto pursuant to Sections 8.11(a) and 9.01 of the Credit Agreement.

One or more of the Borrower and the Subsidiary Parties (individually, an “Impel Party” and collectively, the “Impel Parties”), in their capacities as lenders (each such entity, together with its successors, assigns and transferees in such capacity, individually, a “Junior Creditor”, and, collectively, “Junior Creditors”) has made, or may from time to time make, loans or extend other financings to one or more of the Impel Parties that is an Obligor (each such Obligor in its capacity as a borrower from any Junior Creditor (together with its successors, assigns and transferees) being herein, individually, a “Debtor Obligor”, and, collectively, “Debtor Obligors”) to the extent permitted pursuant to Section 9.01 of the Credit Agreement. All such Indebtedness resulting from the making of any such loan or financing, together with all principal, interest, premiums, fees, costs, expenses, liabilities, indemnification amounts, obligations and other amounts of any type or nature owing or arising in respect thereof, is herein collectively referred to as the “Junior Obligations”.

Each of the Junior Creditors and each of the Debtor Obligors, for the benefit of the Secured Parties and each of their permitted successors, transferees and assigns, hereby irrevocably and unconditionally agree as follows:

1.
All payment obligations and other monetary obligations of any Debtor Obligor arising from time to time under or in connection with any Junior Obligations to any Junior Creditor are, and shall be, subordinated in right of payment and performance to the extent and in the manner set forth herein, to the prior Payment in Full of all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) owing under or in connection with the Credit Agreement and the Loan Documents, whether in respect of principal, interest, fees or other monetary obligations or liabilities of any type or nature, including costs and expenses of enforcement, if any, and, where

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applicable, such Debtor Obligor’s Guaranty thereof (collectively the “Senior

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Obligations”), notwithstanding the maturity date or amortization date of any Junior Obligations or any acceleration of the maturity date related thereto, any default by or insolvency of any Debtor Obligor or any other Person, or otherwise.

2.
This Subordination Agreement is for the benefit of, and shall be enforceable by the Administrative Agent on behalf of the Secured Parties.

3.
In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Debtor Obligor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any bankruptcy, insolvency or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Debtor Obligor or otherwise, the Administrative Agent shall be entitled to receive Payment in Full of the Senior Obligations before any Junior Creditor is entitled to receive any payment of all or any of the Junior Obligations, and any payment or distribution of any kind (whether in cash, property or securities, but other than
(i)
equity securities or (ii) debt securities of such Obligor that are subordinated, to at least the same extent as the Junior Obligations hereunder, to the payment of all Senior Obligations then outstanding) that otherwise would be payable or deliverable upon or with respect to the Junior Obligations in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of such Obligor being subordinated to payment of the Subordinated Debt) shall be paid or delivered in accordance with the Credit Agreement for the account of the applicable Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full in cash.

4.
If any proceeding referred to in Section 3 above is commenced by or against any Debtor Obligor,

a.
the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of each Junior Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3 above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Junior Obligations or enforcing any security interest or other lien securing payment of the Junior Obligations) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent or Lenders hereunder; and

b.
each Junior Creditor shall duly and promptly take such action as the Administrative Agent may reasonably request (A) to collect the Junior Obligations for the account of the Lenders and to file appropriate claims or proofs or claim in respect of the Junior Obligations, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as either may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and

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other liens securing payment of, the Junior Obligations, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Junior Obligations.

5.
At all times during a Subordination Triggering Event (as defined below) and until Payment in Full of all Senior Obligations and the termination of all Senior Liens (as defined below),
(i)
no Debtor Obligor shall make, and no Junior Creditor shall accept, receive or collect from or on behalf of any Debtor Obligor, any direct or indirect payment or distribution of any kind or character whatsoever (whether in cash, securities, other property, by set-off, forgiveness of any Indebtedness of any Secured Party, from or by way of collateral, or otherwise) on account of any of the Junior Obligations, and (ii) under no circumstance shall any payment of any of the Junior Obligations be accelerated, or any other remedy, enforcement action or other action be taken by any Junior Creditor against any Debtor Obligor or any property of any Debtor Obligor or of any other Person, in each case with respect to any of the Junior Obligations (including to assert, enforce or collect any of the Junior Obligations), in each case, without the prior written consent of the Administrative Agent.

6.
No Junior Creditor shall, directly or indirectly, independently or with any other Person, take any action that would be in violation of, or inconsistent with, or result in a breach of this Subordination Agreement or challenge or contest (i) the validity, perfection, priority or enforceability of this Subordination Agreement, any Senior Obligations or any Liens securing the Senior Obligations (“Senior Liens”), (ii) any of the rights of any Secured Party set forth in the Credit Agreement or any other Loan Document (including with respect to the Senior Liens), or (iii) the validity or enforceability of the Credit Agreement or any other Loan Document or any portion thereof.

7.
In the event that, during a proceeding referred to in Section 3 above or Subordination Triggering Event and prior to Payment in Full of the Senior Obligations, any Junior Creditor shall receive any payment or distribution of any kind or character whatsoever (whether in cash, securities, other property, by set-off, forgiveness of any Indebtedness of any Secured Party, or otherwise) on or in respect of all or any portion of the Junior Obligations in violation of any of the provisions of this Subordination Agreement, then such payment or distribution shall be held in trust by such Junior Creditor for the benefit of, and promptly (and in any event within three (3) Business Days) paid over by such Junior Creditor to the Administrative Agent for application of such payment or distribution to repay the Senior Obligations in accordance with the terms thereof, until Payment in Full of the Senior Obligations as confirmed in writing by the Administrative Agent to the Borrower.

8.
For purposes of this Subordination Agreement, (a) “Payment in Full” means, (i) with respect to the Senior Obligations, that all such obligations (other than inchoate indemnification and expense reimbursement obligations for which no claim has been made) and other amounts payable constituting Senior Obligations have been indefeasibly paid in full in cash and (ii) the receipt by the Administrative Agent of cash collateral in order to secure any other contingent Senior Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to

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Administrative Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Administrative Agent reasonably determines is appropriate to secure such contingent Senior Debt and (b) “Subordination Triggering Event” shall mean the occurrence and continuation of any Event of Default or any Default under the Credit Agreement.

9.
Neither any Junior Creditor nor any Debtor Obligor may, except to as permitted under the Credit Agreement:

a.
sell, assign, pledge, encumber, transfer or otherwise dispose of any of its rights or obligations hereunder unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Subordination Agreement; or

b.
permit the terms of any of the Junior Obligations to be changed in such a manner as to have a material adverse effect upon the rights and remedies of the Administrative Agent or any of the Secured Parties pursuant to the Loan Documents.

10.
All rights and interests of the Administrative Agent and the other Secured Parties hereunder, and all agreements and obligations of each Junior Creditor and each Debtor Obligor under this Subordination Agreement, shall remain in full force and effect irrespective of:

a.
any amendment, extension, renewal, compromise, discharge, acceleration or other change in the time for payment or the terms of the Senior Obligations or any part thereof;

b.
any taking, holding, exchange, enforcement, waiver, release, failure to perfect, sell or otherwise dispose of any security for payment of any Guarantee or any Senior Obligations;

c.
the application of security and directing the order or manner of sale thereof as the Administrative Agent and the Secured Parties in their sole discretion may determine;

d.
the release or substitution of one or more of any endorsers or other guarantors of any of the Senior Obligations;

e.
the taking of, or failure to take any action which, but for this Section 10, might operate as a discharge of such Debtor Obligor;

f.
any defense arising by reason of any disability, change in corporate existence or structure or other defense of any Debtor Obligor or a Junior Creditor, the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of such Debtor Obligor or a Junior Creditor;

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g.
any defense based on any claim that such Debtor Obligor’s or Junior Creditor’s obligations exceed or are more burdensome than those of any other Debtor Obligor or any other Junior Creditor, as applicable;

h.
any right to proceed against any Debtor Obligor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party, whatsoever;

i.
any benefit of and any right to participate in any security now or hereafter held by any Secured Party, and

j.
to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

11.
The Administrative Agent and the Lenders are hereby authorized to demand specific performance of this Subordination Agreement, whether or not such Debtor Obligor shall have complied with any of the provisions hereof applicable to it, at any time when such Junior Creditor shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. Each Junior Creditor hereby irrevocably waives any defense based on the adequacy of remedy at law, which might be asserted as a bar to such remedy of specific performance.

12.
Each Junior Creditor agrees that no payment or distribution to the Administrative Agent or the other Lenders pursuant to the provisions of this Subordination Agreement shall entitle such Junior Creditor to exercise any right of subrogation in respect thereof until the Payment in Full of the Senior Obligations.

13.
Each Junior Creditor and each Debtor Obligor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request in writing, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent or any other Lenders to exercise and enforce their respective rights and remedies hereunder.

14.
This Subordination Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Section 14 thereof. The provisions of this Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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15.
This Subordination Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Subordination Agreement by signing any such counterpart.

16.
This Subordination Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

17.
Any Subsidiary of the Borrower may, without the consent of any other party to this agreement, become an Impel Party under this Subordination Agreement by executing and delivering to the Administrative Agent a Subordination Agreement Joinder in substantially the form of the attached Exhibit A.

18.
Except as modified in accordance with Section 17 to add any Subsidiary of the Borrower as an additional Impel Party to this Subordination Agreement, this Subordination Agreement may not be amended, waived or otherwise modified without the prior written consent of the Administrative Agent.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT I-8

4883-8184-1423 v.2

IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.

IMPEL NEUROPHARMA, INC.

By: Name:

Title:

EXHIBIT I-9

4883-8184-1423 v.2

[SUBSIDIARY PARTY]

By: Name:

Title:

EXHIBIT I-10

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Oaktree Fund Administration, LLC, as the Administrative Agent

By: Name:

Title:

EXHIBIT I-11

4883-8184-1423 v.2

Exhibit A

Form of Intercompany Subordination Agreement Joinder INTERCOMPANY SUBORDINATION AGREEMENT JOINDER, dated as of

[DATE] (this “Joinder”) by [NAME OF ADDITIONAL SUBSIDIARY], a [•]

[corporation][limited liability company] (the “Additional Impel Party”), under that certain Intercompany Subordination Agreement, dated as of [•], 2022 (as amended or otherwise modified from time to time, the “Subordination Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto and Oaktree Fund Administration, LLC, in its capacity as Administrative Agent for the Lenders under the Credit Agreement (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Subordination Agreement.

Pursuant to Section 16 of the Subordination Agreement, the Additional Impel Party hereby agrees to become a “Impel Party” for all purposes of the Subordination Agreement, assumes and agrees to perform all of the obligations of [a Debtor Obligor] [and] [Junior Creditor] thereunder and agrees that is shall comply with and be bound by the terms of the Subordination Agreement as if it had been a signatory thereto as of the date thereof.

The Additional Impel Party acknowledges that its obligations as a party to this Joinder are unconditional and are not subject to the execution of one or more Joinders by other parties. The Additional Impel Party further agrees that it has joined and is fully obligated as [a Debtor Obligor] [and] [Junior Creditor] under the Subordination Agreement.

The Additional Impel Party represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

All terms and conditions of the Subordination Agreement are hereby incorporated by reference to this Joinder as if set forth in full.

IN WITNESS WHEREOF, the Additional Impel Party has caused this Joinder to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL IMPEL PARTY]

By Name:

Title:

EXHIBIT I-12

4883-8184-1423 v.2

Exhibit J to Credit Agreement

RESERVED

EXHIBIT J-1

4883-8184-1423 v.2

Exhibit K

FORM OF SOLVENCY CERTIFICATE [ ], 20[]

This Solvency Certificate (this “Certificate”) is delivered pursuant to Section 6.01(g) of that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned, the chief financial officer the Borrower, in such capacity only and not in my individual capacity (and without personal liability) hereby certifies on behalf of the Borrower as of the date hereof as follows:

1.
I am, and at all pertinent times mentioned herein have been, the chief financial officer of the Borrower and am knowledgeable of the financial and accounting matters of the Borrower and its Subsidiaries and as such, I am authorized to execute and deliver this Certificate on behalf of the Borrower.

2.
I have carefully reviewed the contents of this Certificate and have knowledge of and have reviewed to my satisfaction the Credit Agreement.

3.
In connection with preparing for the transactions contemplated by the Credit Agreement and the other Loan Documents, I have reviewed (i) the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2021, (ii) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries for each fiscal quarter ended after December 31, 2021 together with the related consolidated statement of operations, shareholder’s equity and cash flows for such fiscal quarter and (iii) all other information as is necessary to enable me to express an informed opinion as to the matters referred to herein (the information set forth in this paragraph being the “Financial Statements”).

The undersigned has concluded, in good faith and to the best of his or her knowledge and belief, that as of the date hereof and immediately before and after giving effect to all the transactions contemplated by the Credit Agreement and the other Loan Documents and the incurrence of any other Indebtedness contemplated thereunder, as follows:

(i)
The Obligors and their Subsidiaries, taken as a whole, immediately before and after giving effect to the Borrowing being made on the date hereof and the use of proceeds thereof, is, and will be, Solvent.

(ii)
No transfer of property is being made by the Borrower or any of its Subsidiaries and no obligation is being incurred by the Borrower individually and together with its Subsidiaries, on a consolidated basis, in connection with the transactions contemplated by the Credit Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future

EXHIBIT K-1

4883-8184-1423 v.2

creditors of the Borrower or any of its Subsidiaries.

EXHIBIT K-2

4883-8184-1423 v.2

The undersigned understands that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate and that the delivery of this Certificate is a material inducement for the Administrative Agent and the Lenders to enter into the Credit Agreement and consummate the transactions contemplated thereby, and the undersigned hereby consents to such reliance.

[Signature Page Follows]

EXHIBIT K-3

4883-8184-1423 v.2

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

IMPEL NEUROPHARMA, INC.

By Name:

Title:

EXHIBIT K-4

4883-8184-1423 v.2

EXHIBIT L

FORM OF FUNDING DATE CERTIFICATE FOR

IMPEL NEUROPHARMA, INC. [•], 20[•]

Reference is made to that certain Credit Agreement and Guaranty, dated as of March 17, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Impel NeuroPharma, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time thereunder, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

I, [•], am a duly elected or appointed Responsible Officer of the Borrower, and do hereby certify, on behalf of the Borrower, solely in my capacity as Responsible Officer of the Borrower and not in my individual capacity, as follows:

1.
Immediately before and after giving effect to the borrowing on the Closing Date, (i) the representations and warranties set forth in each Loan Document that are qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct, and the representations and warranties set forth in each Loan Document that are not qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct in all material respects (in each case, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true in all respects on and of such earlier date) and (ii) no event has occurred and is continuing, or would result from the making of Loans or the consummation of any Transactions contemplated to occur on the Closing Date, that would constitute a Default or an Event of Default.

2.
All of the conditions set forth in Section 6.01 of the Credit Agreement have occurred or shall occur on the Closing Date (except to the extent waived in writing by the Administrative Agent).

IN WITNESS WHEREOF, I have signed this certificate on behalf of the Borrower on the date first set forth above.

IMPEL NEUROPHARMA, INC.

By Name:

Title:

EXHIBIT L-1

4883-8184-1423 v.2